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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  P-COM, INC.
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                 [P-COM LOGO]
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 17, 1999

TO THE STOCKHOLDERS OF P-COM, INC.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of P-COM, Inc., a Delaware corporation (the "Company"), will be held on May 17, 1999 at 9:00 a.m., Pacific Daylight Saving Time at the Doubletree Hotel, 2050 Gateway Place, San Jose, California 95110, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  1. To elect two (2) directors to serve for three-year terms ending in the year 2002 or until their successors are duly elected and qualified;

  2. To approve an amendment to the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan") to increase the number of shares of Common Stock authorized for issuance over the term of the 1995 Plan by an additional 1,500,000 shares and increase the limitation on the maximum number of shares for which any one individual may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances over the term of the 1995 Plan from 1,600,000 shares to 2,400,000 shares;

  3. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance over the term of the Employee Stock Purchase Plan by an additional 250,000 shares;

  4. To approve the issuance of (a) an aggregate of 15,000 shares of Series B Convertible Participating Preferred Stock at a purchase price of $1,000 per share, (b) warrants to purchase 1,242,257 shares of Common Stock at an exercise price of $3.47 per share and (c) the conversion or exercise thereof;

  5. To ratify the appointment of PriceWaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 1999; and

  6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  Only stockholders of record at the close of business on April 2, 1999 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

  All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                       Sincerely,
                                       /s/ George P. Roberts
                                       George P. Roberts
                                       Chief Executive Officer and
                                       Chairman of the Board of Directors
Campbell, California
April [ ], 1999

 YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                  P-COM, INC.

                        3175 South Winchester Boulevard
                          Campbell, California 95008

                                PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 17, 1999

General

  The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of P-COM, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 17, 1999 (the "Annual Meeting"). The Annual Meeting will be held at 9:00 a.m., Pacific Daylight Saving Time at the Doubletree Hotel, 2050 Gateway Place, San Jose, California 95110. These proxy solicitation materials were mailed on or about April [ ], 1999, to all stockholders entitled to vote at the Annual Meeting.

Voting

  The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On April 2, 1999, which is the record date for determination of stockholders entitled to notice of and to vote at the Annual
Meeting, [         ] shares of the Company's common stock, par value $0.0001
("Common Stock"), were issued and outstanding, no shares of the Company's Series A Preferred Stock, par value $0.0001 ("Series A Preferred Stock"), were issued and outstanding and 15,000 shares of the Company's Series B Preferred Stock, par value $0.0001 ("Series B Preferred Stock"), were issued and outstanding. Each common stockholder is entitled to one vote for each share of Common Stock held by such stockholder on April 2, 1999. The holders of the Series B Preferred Stock do not have voting rights on any of the proposals. Stockholders may not cumulate votes in the election of directors.

  All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Directors are elected by a plurality vote. Proposal 4 (the issuance of Series B Convertible Participating Preferred Stock), will be decided by a majority of the total votes cast on the proposal in person or by proxy. All other proposals will be decided by an affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on such matter. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Proxies

  If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board unless the authority to vote for the election of such director is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2, 3, 4 and 5 described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Chief Financial Officer of the Company at the Company's principal executive offices at 3175 South Winchester Boulevard, Campbell, California 95008, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

Solicitation

  The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. The Company has retained the services of Beacon Hill Partners, Inc. ("Beacon") to assist in the solicitation of proxies. Beacon will receive a fee from the Company of approximately $5,000.00 plus out-of-pocket expenses. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals

  Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting must be received no
later than [              ] in order that they may be included in the proxy
statement and form of proxy relating to that meeting.

  In addition, the proxy solicited by the Board of Directors for the 2000 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than February [21], 2000.

                  MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

General

  The Company's Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors with staggered three-year terms. Each class consistings, as nearly as possible, of one-third of the total number of directors. The Board currently consists of five persons. The class whose term of office expires at the Annual Meeting currently consists of two directors. The directors elected to this class will serve for a term of three years, expiring at the 2002 annual meeting of stockholders or until their successors have been duly elected and qualified. The nominees listed below are currently directors of the Company. If this proposal is approved, the Board will continue to consist of five persons, with two classes consisting of two directors each and the third class consisting of one director.

  Each nominee for election has agreed to serve if elected, and management has no reason to believe that such nominee will be unavailable to serve. If either nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

Nominees for Term Ending Upon the 2002 Annual Meeting of Stockholders

  George P. Roberts, 66, is a founder of the Company and has served as Chief Executive Officer and a Director since October 1991. From October 1991 to December 1996, Mr. Roberts served as President of the Company. Since September 1993, he has also served as Chairman of the Board of Directors. From May 1989 to August 1991, Mr. Roberts was Chief Operating Officer for Digital Microwave Corporation, a wireless communications company. From October 1984 to May 1989, Mr. Roberts was President of American Satellite Company, a wholly owned subsidiary of Contel, an independent telecommunications company. Mr. Roberts serves as a director of one private company. Mr. Roberts holds a B.S. in Electrical Engineering from the University of Arizona and has completed graduate business studies at the University of Arizona and the University of California--Los Angeles.

  Gill Cogan, 47, has served as a Director of the Company since November 1993. Since January 1994, Mr. Cogan has been a Principal of Weiss, Peck & Greer, L.L.C., an investment company, and since 1990, he has been a general partner of Weiss, Peck & Greer Venture Partners, L.L.C., a private venture capital investment firm. From August 1986 to November 1990, Mr. Cogan was a partner of Adler & Company, a venture capital group specializing in technology-related investments. From 1983 to 1985, Mr. Cogan was Chairman and Chief Executive Officer of Formtek, an imaging and data management computer company. Mr. Cogan serves as a director of Electronics for Imaging, Inc., Integrated Packaging Assembly Corporation and several private companies. Mr. Cogan holds a B.S. in Physics and an M.B.A. from the Graduate School of Management at the University of California--Los Angeles.

Continuing Director for Term Ending Upon the 2001 Annual Meeting of
Stockholders

  M. Bernard Puckett, 53, has served as a Director of the Company since May 1994. From June 1995 to January 1996, he was President and Chief Executive Officer of Mobile Telecommunication Technologies Corp. ("Mtel"), a telecommunications corporation. From January 1994 to May 1995, Mr. Puckett was President and Chief Operating Officer of Mtel. From June 1993 to December 1993, Mr. Puckett was Senior Vice President, Corporate Strategy and Development for IBM. Between September 1967 and June 1993, Mr. Puckett served in various management and marketing positions at IBM. Mr. Puckett currently serves as a director of Nielson Media Research (formerly known as Cognizant Corp.), R.R. Donnelley & Sons and Software.com. Mr. Puckett holds a B.S. in Mathematics from the University of Mississippi.

Continuing Directors for Term Ending Upon the 2000 Annual Meeting of
Stockholders

  John A. Hawkins, 38, has served as a Director of the Company since September 1991. Since August 1995, Mr. Hawkins has been a General Partner of Generation Capital Partners, L.P., a private equity firm. From May 1992 to July 1995, he was a general partner of certain venture capital funds associated with Burr, Egan, Deleage & Co., a venture capital company. From November 1987 to May 1992, Mr. Hawkins was an Associate with Burr, Egan, Deleage & Co. He is currently a limited partner of certain venture capital funds associated with Burr, Egan, Deleage & Co. Mr. Hawkins serves as a director of PixTech, Inc., a manufacturer of flat panel displays, and several private companies. Mr. Hawkins holds an M.B.A. from the Harvard Graduate School of Business Administration and a B.A. in English Literature from Harvard University.

  James J. Sobczak, 57, has served as a Director of the Company since April 1997. Since 1991, Mr. Sobczak has been the President of Telecommunications Education and Research Network, Inc. ("TERN"), a non-profit company that manages a broadband network providing research and education support to over 35 universities. Additionally, since 1993, Mr. Sobczak has taught graduate courses in telecommunications at the University of Pittsburgh and, from 1993 to 1995, was a lecturer in the Carnegie Mellon University executive education program. Between 1970 and 1990, he served in various management and marketing positions at Bank of America, Ford Motor Co., Contel ASC and Westinghouse Communications. Mr. Sobczak serves on the Board of Directors of one private company. Mr. Sobczak holds an M.B.A. and a B.S. in Electrical Engineering from the University of Detroit.

Board Committees and Meetings

  The Board of Directors held fourteen (14) meetings and acted by unanimous written consent six (6) times during the fiscal year ended December 31, 1998 (the "1998 Fiscal Year"). The Board of Directors has an Audit Committee and a Compensation Committee. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served during the 1998 Fiscal Year.

  The Audit Committee currently consists of two directors, Mr. Cogan and Mr. Puckett, and is primarily responsible for approving the services performed by the Company's independent auditors and reviewing their reports regarding the Company's accounting practices and systems of internal accounting controls. The Audit Committee held two (2) meetings during the 1998 Fiscal Year.

  The Compensation Committee currently consists of two directors, Mr. Cogan and Mr. Hawkins, and is primarily responsible for reviewing and approving the Company's general compensation policies and setting compensation levels for the Company's executive officers. The Compensation Committee also has the exclusive authority to administer the Company's Employee Stock Purchase Plan and the Company's 1995 Stock Option/Stock Issuance Plan and to make option grants thereunder. The Compensation Committee acted by unanimous written consent twenty-one (21) times during the 1998 Fiscal Year.

Director Compensation

  Board members who are employees of the Company do not receive cash compensation for their services as directors.

  Under the Automatic Option Grant Program contained in the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"), each individual who first joins the Board as a non-employee director any time after February 1, 1996 will receive, at the time of such initial election or appointment, an automatic option grant, to purchase 40,000 shares of Common Stock, provided such person has not previously been in the Company's employ. In addition, on the date of each annual stockholders meeting, each individual who continues to serve as a non-employee Board member, whether or not such individual is standing for re-election at that particular Annual Meeting, will be granted an option to purchase 4,000 shares of Common Stock, provided such individual has not received an option grant under the Automatic Option Grant Program within the preceding six months. Each grant under the Automatic Option Grant Program will have an exercise price per share equal to the fair market value per share of the Company's Common Stock on the grant date, and will have a maximum term of ten (10) years, subject to earlier termination should the optionee cease to serve as a Board of Directors member.

  On May 18, 1998, the date of the 1998 Annual Stockholders Meeting, each of the non-employee Board members, Messrs. Cogan, Hawkins, Puckett and Sobczak, received an automatic option grant to purchase 4,000 shares of Common Stock. The exercise price per share in effect under each such option was $19.25, the fair market value per share of Common Stock on the grant date. Each of the options was immediately exercisable for all the option shares, but any shares purchased under the option would be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each option grant were to vest in a series of eight (8) successive equal quarterly installments upon the optionee's completion of each successive three (3)-month period of Board service over the twenty-four (24)-month period measured from the grant date.

  On July 31, 1998, each of the option grants made under the Automatic Grant Program on May 18, 1998 with an exercise price of $19.25 per share was cancelled, and a new option for 4,000 shares was granted to each of the four non-employee Board members with an exercise price of $5.8125 per share, the fair market value per share of Common Stock on the grant date of the new option. Each of the new options is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each new option will vest in a series of eight (8) successive equal quarterly installments upon the optionee's completion of each successive three (3)-month period of Board service over the twenty-four (24)- month period measured from the July 31, 1998 grant date.

  Please see the description of the Automatic Grant Program under Proposal Two for further information concerning the remaining terms and provisions of these automatic option grants.

Recommendation of the Board of Directors

  The Board of Directors unanimously recommends that the stockholders vote FOR the election of the nominees listed above.

                                 PROPOSAL TWO

                         APPROVAL OF AMENDMENT TO THE
                     1995 STOCK OPTION/STOCK ISSUANCE PLAN

  The Company's stockholders are being asked to approve an amendment to the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan") that will increase the maximum number of shares of the Common Stock authorized for issuance over the term of the 1995 Plan by an additional 1,500,000 shares, from 13,434,459 shares to 14,934,459 shares of Common Stock and increase the limitation on the maximum number of shares for which any one individual may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances over the term of the 1995 Plan from 1,600,000 shares to 2,400,000 shares. This proposed share increase is designed to assure that a sufficient reserve of Common Stock will remain is available under the 1995 Plan to allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals essential to the Company's long-term growth and success. The Company relies significantly on equity incentives in the form of stock option grants in order to attract and retain key employees in the market in which the Company competes for such talented individuals. The Company believes that such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key employees. Option grants will be made under the 1995 Plan to newly-hired and continuing employees on the basis of competitive market factors and individual performance levels.

  The 1995 Plan was adopted by the Board of Directors in January 1995 and was approved by the stockholders in February 1995. The 1995 Plan became effective on March 2, 1995 in connection with the initial public offering of the Company's Common Stock and serves as successor to the Company's 1992 Stock Option Plan (the "1992 Plan"). All outstanding options under the 1992 Plan have been incorporated into the 1995 Plan. In February 1996, the Board amended the 1995 Plan to increase the shares of Common Stock available for issuance under the 1995 Plan by an additional 1,600,000 shares and to enhance the benefit and eligibility provisions of the Automatic Option Grant Program under the 1995 Plan. The stockholders approved those amendments at the 1996 Annual Meeting. In April 1997, the Board approved a series of amendments to the 1995 Plan, including (i) an increase of 3,000,000 shares of Common Stock in the share reserve available for issuance under the 1995 Plan, (ii) an automatic annual increase feature pursuant to which the number of shares available for issuance under the 1995 Plan automatically increases on the first trading day of each calendar year, beginning with the 1998 calendar year and continuing through calendar year 2001, by an amount equal to one and six-tenths percent (1.6%) of the total number of shares outstanding on the last trading day of the immediately preceding calendar year and (iii) a series of technical amendments to facilitate plan administration. The amendments were approved by the stockholders at the 1997 Annual Meeting. On March 11, 1998, the Board approved a 3,500,000-share increase in the maximum number of shares available for issuance under the 1995 Plan. The amendment was approved by the stockholders at the 1998 Annual Meeting. In March 1999, the Board approved the 1,500,000-share increase in the maximum number of shares available for issuance under the 1995 Plan and the 800,000-share increase in the per participant limit under the 1995 Plan that are the subject of this Proposal.

  The proposed 1,500,000-share increase will assure that a sufficient reserve of Common Stock remains available under the 1995 Plan in order for the Company to provide a comprehensive equity incentive program for the Company's officers, employees, non-employee Board members and independent consultants which will encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders. The proposed change to the limitation on the maximum number of shares for which any one individual may be granted stock options, separately-exercisable stock appreciation rights and direct stock issuances under the 1995 Plan will provide the Company with the continuing opportunity to structure equity incentive awards for senior management so that the compensation deemed paid to the Company's executive officers in connection with their exercise of stock options or stock appreciation rights granted under the 1995 Plan will qualify as tax-deductible performance-based compensation under the federal tax laws which will not otherwise be subject to the $1 million limitation per covered individual on the tax deductibility of compensation paid to certain executive officers of the Company.

  The following is a summary of the principal features of the 1995 Plan, as most recently amended. This summary does not, however, purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Chief Financial Officer at the Company's principal executive offices in Campbell, California.

Equity Incentive Programs

  The 1995 Plan consists of three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Stock Issuance Program and (iii) an Automatic Option Grant Program. The principal features of each of these programs are described below. The Compensation Committee of the Board administers the provisions of the 1995 Plan (other than the Automatic Option Grant Program) with respect to all officers and directors of the Company subject to the short-swing trading restrictions of the federal securities laws ("Section 16 Insiders"). With respect to all other participants, the 1995 Plan may be administered by either the Compensation Committee or a special stock option committee (the "Secondary Committee") comprised of one or more Board members appointed by the Board or by the entire Board itself. Each entity, whether the Compensation Committee, the Secondary Committee or the Board, will be referred to in this summary as the Plan Administrator with respect to its particular administrative functions under the 1995 Plan, and each Plan Administrator will have complete discretion (subject to the provisions of the 1995 Plan) to authorize option grants and direct stock issuances under the 1995 Plan within the scope of its administrative jurisdiction. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by any Plan Administrator with respect to the grants made under such program.

Share Reserve

  14,934,459 shares of Common Stock have been reserved for issuance over the ten year term of the 1995 Plan, including the 714,834-share increase effected on January 2, 1999 pursuant to the automatic annual share increase feature of the 1995 Plan and the 1,500,000-share increase that is the subject of this Proposal. The number of shares available for issuance under the 1995 Plan will automatically increase on the first trading day of each calendar year, through calendar year 2001, by an amount equal to one and six-tenths percent (1.6%) of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year.

  Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the 1995 Plan and subsequently repurchased by the Company at the option exercise or direct issue price paid per share pursuant to the Company's repurchase rights under the 1995 Plan will be added back to the number of shares of Common Stock reserved for issuance under the 1995 Plan and will accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances made under the 1995 Plan. However, shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1995 Plan will not be available for subsequent issuance.

  In no event may any one participant in the 1995 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 2,400,000 shares in the aggregate under the 1995 Plan, assuming stockholder approval of the 800,000-share increase to such limit which forms part of this Proposal.

Changes in Capitalization

  If any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to
(i) the maximum
number and class of securities issuable under the 1995 Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1995 Plan, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member and (iv) the number and class of securities and the exercise price per share in effect under each outstanding option under the Plan. All such adjustments will be designed to preclude the enlargement or dilution of participant rights and benefits under the 1995 Plan.

Eligibility

  Employees, non-employee Board members, and independent consultants and advisors to the Company and its subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

  As of April 1, 1999, five (5) executive officers, four (4) non-employee Board members and approximately six hundred fifty-one (651) other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the four (4) non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

Valuation

  The fair market value per share of Common Stock on any relevant date under the 1995 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On April 1, 1999, the closing selling price of the
Company's Common Stock was [    ] per share.

                      Discretionary Option Grant Program

Grants

  The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants or stock issuances, the time or times when such grants or issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. All expenses incurred in administering the 1995 Plan will be paid by the Company.

Price and Exercisability

  The exercise price per share for options granted under the Discretionary Option Grant Program may not be less than eighty-five percent (85%) of the fair market value per share of Common Stock on the option grant date. No option will have a term in excess of ten (10) years, and each option will generally become exercisable in one or more installments over the optionee's period of service with the Company. However, one or more options may be granted which are immediately exercisable for all the option shares, but any shares acquired under those options will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of service with the Company prior to vesting in those shares. The Plan Administrator may at any time cancel the Company's outstanding repurchase rights with respect to any such unvested shares and thereby accelerate the vesting of those shares.

  The exercise price may be paid in cash or in shares of the Common Stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

  No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

Termination of Service

  Upon the optionee's cessation of employment or service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. However, at any time while the options remain outstanding, the Plan Administrator will have complete discretion to extend the period following the optionee's cessation of employment or service during which his or her outstanding options may be exercised. The Plan Administrator will also have complete discretion to accelerate the exercisability or vesting of those options in whole or in part at any time.

Stock Appreciation Rights

  The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

  Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

  Limited stock appreciation rights may be provided to one or more Section 16 insiders as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price per share of Common Stock paid in connection with the tender offer over (b) the exercise price payable for such share.

Cancellation and Regrant of Options

  The Plan Administrator has the authority to effect the cancellation of any or all options outstanding under the 1995 Plan and to grant, in substitution therefor, new options covering the same or different numbers of shares of Common Stock but with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

  On July 15, 1998, the Plan Administrator implemented an option cancellation/regrant program for all employees of the Company, excluding the Company's executive officers. Pursuant to that program, each participant was given the opportunity to surrender his or her outstanding options under the 1995 Plan with exercise prices in excess of $5.8125 per share in return for a new option grant for the same number of shares but with an exercise price of $5.8125 per share, the closing selling price per share of Common Stock as reported on the Nasdaq National Market on July 31, 1998, the grant date of the new option. Options for a total of 2,746,354 shares with a weighted average exercise price of $16.45 per share were surrendered for cancellation, and new options for the same number of shares were granted with an exercise price of $5.8125 per share. The new options granted to employees did not vest or become exercisable unless the participant continued in the Company's employ through January 31, 1999. On that date, the option became exercisable for (i) the number of shares for which the cancelled higher-priced option was exercisable on July 31, 1998 plus (ii) the number of shares for which the higher-priced option would have become exercisable over the period from August 1, 1998 to January 31, 1999 had that option not been cancelled. The new option will become exercisable for the balance of the option shares in a series of installments, with each such installment to become exercisable on the same date that installment would have become exercisable under the cancelled higher-priced option. In addition, each new option will vest and become exercisable on an accelerated basis in the event the Company were to be acquired by a merger or asset sale in which those options were not assumed by the successor entity.

                            Stock Issuance Program

  Shares may be sold under the Stock Issuance Program at a price per share not less than eighty-five percent (85%) of their fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued as a bonus for past services.

  The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1995 Plan.

                        Automatic Option Grant Program

Terms

  Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. All grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of such program. Stockholder approval of this Proposal will also constitute approval of each option granted on or after the date of the 1998 Annual Meeting pursuant to the provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with such provisions.

  1. Each individual serving as a non-employee Board member on February 1, 1996 was automatically granted on that date a non-statutory option to purchase 40,000 shares of Common Stock. Each individual who first becomes a non-employee Board member after February 1, 1996, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 40,000 shares of Common Stock, provided such individual has not previously been in the Company's employ.

  2. On the date of each Annual Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not such individual is standing for re-election at that particular Annual Meeting, will automatically be granted a non-statutory option to purchase 4,000 shares of Common Stock, provided such individual has not received an option grant under the Automatic Option Grant Program within the preceding six (6) months. There will be no limit on the number of such 4,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the Company's employ will be eligible to receive one or more of those annual grants.

  3. Each automatic option grant will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the grant date. The option will have a maximum term of ten (10) years, subject to earlier termination at the end of the twelve (12) month period measured from the date of the optionee's cessation of Board service. Each option will be immediately exercisable for all of the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares of Common Stock subject to each option grant, whether the initial 40,000-share grant or the annual 4,000-share grant, will vest in a series of eight (8) successive equal quarterly installments upon the optionee's completion of each successive three (3)-month period of Board service over the twenty (24)-month period measured from the grant date.

  4. Each automatic option will remain exercisable for a twelve month period following the optionee's cessation of service as a Board member. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable post-service exercise period, the option may not be exercised for more than the number of option shares (if any) in which the Board member is vested at the time of his or her cessation of Board service.

  5. The shares subject to each automatic option grant will immediately vest upon (i) the optionee's death or permanent disability while a Board member,
(ii) an acquisition of the Company by merger or asset sale, (iii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (iv) a change in the majority of the Board effected through one or more proxy contests for Board membership.

  6. Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of Common Stock paid in connection with such tender offer over
(b) the exercise price payable for such share. Stockholder approval of this Proposal will also constitute pre-approval of each option granted with such a surrender right on or after the date of the 1999 Annual Meeting and the subsequent exercise of that right in accordance with the foregoing terms.

  The remaining terms and conditions of each automatic option grant will in general conform to the terms summarized above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

                              General Provisions

Acceleration

  If the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program that is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options that are assumed in connection with such acquisition will immediately become exercisable for all the option shares, and any unvested shares which do not vest at the time of such acquisition will immediately vest in full, if the optionee's service with the Company or any successor entity is subsequently terminated within eighteen (18) months after the acquisition. However, the Plan Administrator has the authority to grant options that will immediately vest upon an acquisition of the Company, regardless of whether those options are assumed by the successor corporation. The Plan Administrator also has the discretionary authority to provide for the full and immediate vesting of all outstanding stock options and unvested shares under the Discretionary Option Grant and Stock Issuance Programs in connection with a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or a change in the majority of the Board by reason of one or more proxy contests for the election of Board members), with such vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service.

  The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

  The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the Discretionary Option Grant or Stock Issuance Program. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

Option Grants

  The table below shows, as to each of the executive officers named in the Summary Compensation Table below and the various other indicated persons and groups, the following information with respect to stock option grants effected during the period from January 1, 1998 through February 28, 1999: (i) the number of shares of Common Stock subject to options granted under the 1995 Plan during that period; and (ii) the weighted average exercise price payable per share under such options. The number of shares and weighted average exercise price calculations include all options that were granted during the indicated period and were subsequently cancelled and regranted at a lower exercise price per share on July 31, 1998.

                              OPTION TRANSACTIONS

                                                    Options
                                                    Granted   Weighted Average
                                                   (Number of Exercise Price of
Name                                                 Shares)  Granted Options($)
----                                               ---------- -----------------
George P. Roberts
 Chief Executive Officer and Chairman of the
 Board of Directors..............................    450,000         3.00
Pier Antoniucci
 President and Chief Operating Officer...........    200,000         3.00
Michael Sophie
 Chief Financial Officer and Vice President,
 Finance and Administration......................    200,000         3.00
John R. Wood
 Senior Vice President, Engineering..............     45,000         3.00
Kenneth E. Bean, II
 Senior Vice President, Quality Assurance........     90,000         3.00
All current executive officers as a group (5
 persons)........................................    985,000         3.00
All current non-employee directors as a group (4
 persons)........................................     32,000        12.53
All employees, including current officers who are
 not executive officers,
 as a group (651 persons)........................  5,479,495         6.20

  The number of options granted on July 31, 1998 in cancellation of outstanding higher-priced options originally granted during the period January 1, 1998 to February 28, 1999 was as follows for each of the indicated individuals and groups: Mr. Roberts, options for 0 shares; Mr. Antoniucci, options for 0 shares; Mr. Sophie, options for 0 shares; Mr. Wood, options for 0 shares; Mr. Bean, options for 0 shares; all executive officers as a group, options for 0 shares; all directors who are not executive officers as a group, options for 16,000 shares; and all employees as a group, excluding executive officers, options for 2,730,354 shares.

  As of February 28, 1999, options covering 7,834,272 shares of Common Stock were outstanding under the 1995 Plan, 3,423,177 shares remained available for future option grant or direct issuance (assuming stockholder approval of the 1,500,000-share increase which is the subject of this Proposal), and 3,677,010 shares have been issued pursuant to the exercise of outstanding options under the 1995 Plan.

Special Tax Election

  The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

New Plan Benefits

  As of February 28, 1999, no options have been granted, and no direct stock issuances have been made, on the basis of the 1,500,000-share increase that is the subject of this Proposal Two. At the 1999 Annual Meeting, each individual who will continue to serve as a non-employee Board member will receive an option grant under the Automatic Option Grant Program to purchase 4,000 shares of Common Stock at an exercise price per share equal to the fair market value per share of Common Stock on the grant date.

Amendment and Termination

  The Board may amend or modify the 1995 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on January 10, 2005.

Federal Income Tax Consequences

  Options granted under the 1995 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

  Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal income tax purposes, dispositions are divided into two categories: qualifying dispositions and disqualifying dispositions. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

  Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

  If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

  Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

  If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

  The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

  An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

Direct Stock Issuance

  The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

  The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid under the 1995 Plan with respect to such dispositions or exercises will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

  Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or direct stock issuances with an exercise or issue price per share equal to 100% of fair market value of the shares at the time of grant or issuance will not result in any direct charge to the Company's earnings. However, the fair value of those options must be disclosed in the notes to the Company's financial statements, in the form of pro-forma statements to those financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

  Under a recently-proposed amendment to the current accounting principles, option grants made to non-employee Board members or consultants after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and subsequently as of on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, if the proposed amendment is adopted, any options which are repriced after December 15, 1998 will also trigger a direct charge to Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the date the option is exercised for those shares.

  Should one or more optionees be granted stock appreciation rights under the 1995 Plan that have no conditions upon exercisability other than a service or employment requirement, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

Stockholder Approval

  The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1999 Annual Meeting is required for approval of the amendment to the 1995 Plan. Should such stockholder approval not be obtained, then the 1,500,000-share increase to the share reserve will not be implemented, any stock options granted on the basis of that share increase will immediately terminate without becoming exercisable for the shares of Common Stock subject to those options, and no additional options will be granted on the basis of such share increase. In addition, the maximum number of shares for which any one participant may be granted stock options, separately exerciseable stock appreciation rights and direct stock issuances will remain at the 1,600,000-share limit. The 1995 Plan will, however, continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1995 Plan, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants and direct stock issuances made under the 1995 Plan.

Recommendation of the Board of Directors

  The Board of Directors unanimously recommends that the stockholders vote FOR the 1,500,000-share increase to the reserve available for issuance under the 1995 Plan.

                                PROPOSAL THREE

                         APPROVAL OF AMENDMENT TO THE
                         EMPLOYEE STOCK PURCHASE PLAN

  The Company's stockholders are being asked to approve an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") that will increase the maximum number of shares of Common Stock authorized for issuance over the term of the Purchase Plan by an additional 250,000 shares to 1,400,000 shares.

  The purpose of the share increase is to ensure that the Company will continue to have a sufficient reserve of Common Stock available under the Purchase Plan to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan under Section 423 of the Internal Revenue Code.

  The Purchase Plan was adopted by the Board of Directors in January 1995 and approved by the Company's stockholders in February 1995. The Purchase Plan became effective on March 2, 1995 in connection with the initial public offering of the Company's Common Stock. In February 1996, the Board amended the Purchase Plan to increase the number of shares of Common Stock available for issuance under the Purchase Plan by an additional 200,000 shares, and the stockholders approved that amendment at the 1996 Annual Meeting. In
April 1997, the Board amended the Purchase Plan to increase the number of shares of Common Stock available for issuance under the Purchase Plan by an additional 300,000 shares, and the stockholders approved that amendment at the 1997 Annual Meeting. On March 11, 1998, the Board of Directors amended the Purchase Plan to increase the number of shares of Common Stock available for issuance under the Purchase Plan by an additional 250,000 shares, and the stockholders approved that amendment at the 1998 Annual Meeting. In
March 1999, the Board of Directors adopted an amendment to the Purchase Plan to increase the share reserve by an additional 250,000 shares and that share increase is the subject of this Proposal Three.

  On July 15, 1998, the Board of Directors adopted a separate employee stock purchase plan under which eligible employees in the service of the Company's foreign affiliates may acquire shares of the Company's Common Stock pursuant to payroll deductions (or direct payments) periodically applied to the purchase of such shares (the "International Purchase Plan"). The International Purchase Plan was adopted to provide appropriate incentives for the increasing number of employees of the Company's affiliates who are based outside the United States. The aggregate number of shares of Common Stock reserved for issuance under the Purchase Plan and the International Purchase Plan will not exceed 1,400,000 shares, assuming stockholder approval of this Proposal Three.

  The following is a summary of the principal features of the Purchase Plan, as amended. This summary does not, however, purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Company's Chief Financial Officer at the Company's executive offices in Campbell, California.

Administration

  The Purchase Plan is currently administered by the Compensation Committee of the Board. Such committee, as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

Securities Subject to the Purchase Plan

  1,400,000 shares of Common Stock have been reserved for issuance in the aggregate over the ten year term of the Purchase Plan and the International Purchase Plan, including the 250,000-share increase for which stockholder approval is sought under this Proposal. The shares may be made available from authorized but unissued shares of the Company's Common Stock or from shares of Common Stock repurchased by the Company, including shares repurchased on the open market.

  If any change is made to the Company's outstanding Common Stock (whether by reason of any recapitalization, stock dividend, stock split, exchange or combination of shares or other change in corporate structure effected without the Company's receipt of consideration), appropriate adjustments will be made to (i) the class and maximum number of securities issuable in the aggregate over the term of the Purchase Plan and the International Purchase Plan, (ii) the class and maximum number of securities purchasable per participant on any one semi-annual purchase date and (iii) the class and number of securities and the price per share in effect under each outstanding purchase right.

Offering Periods and Purchase Rights

  Shares of Common Stock will be offered under the Purchase Plan through a series of successive offering periods, each with a maximum duration of twenty-four (24) months. The first offering period began on March 2, 1995, in connection with the initial public offering of the Common Stock, and ended on the last business day in January 1997. The next offering period started on the first business day in February 1997 and ended on the last business day of January 1999. The next offering period began on the first business day in February 1999 and will end on the last business day of January 2001. Subsequent offering periods will begin as designated by the Plan Administrator.

  At the time the participant joins the offering period, he or she will be granted a purchase right to acquire shares of Common Stock at semi-annual intervals over the remainder of that offering period. The purchase dates will occur on the last business day in January and July each year, and all payroll deductions collected from the participant for the period ending with each such semi-annual purchase date will automatically be applied to the purchase of Common Stock.

Eligibility and Participation

  Any individual who is employed on a basis under which he or she is expected to work for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan.

  An individual who is an eligible employee on the start date of any offering period may join that offering period at that time or on any subsequent semi-annual entry date (the first business day in February or August each year) within that offering period. An individual who first becomes an eligible employee after such start date may join the offering period on any semi-annual entry date within that offering period on which he or she is an eligible employee.

  As of April 1, 1999, an aggregate of 732,186 shares of Common Stock had been issued under the Purchase Plan and the International Purchase Plan, and an aggregate of 667,814 shares were available for future issuance under the Purchase Plan and the International Purchase Plan (assuming stockholder approval of the 250,000-share increase which is the subject of this Proposal).
As of April 1, 1999, approximately [   ] employees, including 5 executive
officers, were eligible to participate in the Purchase Plan.

Purchase Price

  The purchase price of the Common Stock acquired on each semi-annual purchase date will be equal to 85% of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into the offering period or
(ii) the fair market value on the semi-annual purchase date. However, the clause (i) amount for any participant whose entry date is other than the start date of the offering period will not be less than the fair market value per share of Common Stock on that start date.

  The fair market value of the Common Stock on any relevant date under the Purchase Plan will be deemed to be equal to the closing selling price per share on such date on the Nasdaq National Market. On April 1, 1999, the fair
market value per share of Common Stock determined on such basis was [      ]
per share.

Payroll Deductions and Stock Purchases

  Each participant may authorize periodic payroll deductions in any multiple of 1% (up to a maximum of 15%) of his or her base salary each offering period to be applied to the acquisition of Common Stock on each semi-annual purchase date. The payroll deductions of each participant will automatically be applied on each semi-annual purchase date (the last business day in January and July of each year) to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase date.

Special Limitations

  The Purchase Plan imposes certain limitations upon a participant's right to acquire Common Stock, including the following:

  . Purchase rights may not be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

  . Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of Common Stock (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.

  . No participant may purchase more than 4,000 shares of Common Stock on any semi-annual purchase date.

Termination of Purchase Rights

  The participant may withdraw from the Purchase Plan at any time, and his or her accumulated payroll deductions will, at the participant's election, either be refunded immediately or applied to the purchase of Common Stock on the next semi-annual purchase date.

  The participant's purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions that the participant may have made for the semi-annual period in which such cessation of employment or loss of eligibility occurs will be refunded and will not be applied to the purchase of Common Stock.

Stockholder Rights

  No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

  No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

Change in Control

  If the Company is acquired by merger or asset sale, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be equal to 85% of the lower of
(i) the fair market value per share of Common Stock on the participant's entry date into the offering period in which such acquisition occurs or (ii) the fair market value per share of Common Stock immediately prior to the effective date of such acquisition, but in no event will the clause (i) fair market value be less than the fair market value per share of Common Stock on the start date of the offering period in which such acquisition occurs.

Share Pro-Ration

  Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares at the time available for issuance under the Purchase Plan, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the Common Stock allocated to such individual, will be refunded.

Amendment and Termination

  The Purchase Plan will terminate upon the earliest of (i) the last business day in January 2005, (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (iii) the date on which all purchase rights are exercised in connection with an acquisition of the Company.

  The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

Federal Tax Consequences

  The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

  If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the semi-annual purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

  If the participant sells or disposes of the purchased shares more than two
(2) years after his or her entry date into the offering period in which the shares were acquired and more than one (1) year after the semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the participant's entry date into that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

  If the participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired.

Accounting Treatment

  The issuance of Common Stock under the Purchase Plan will not result in a direct compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the fair value of those purchase rights treated as compensation expense.

Stock Issuances

  The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock purchased under the Purchase Plan between the March 2, 1995 effective date of the Purchase Plan and the most recent January 30, 1999 purchase date, together with the weighted average purchase price paid per share.

                          PURCHASE PLAN TRANSACTIONS

                                                                     Weighted
                                                           Number of Average
                                                           Purchased Purchase
Name                                                        Shares   Price($)
----                                                       --------- --------
George P. Roberts.........................................   19,071    5.02
  Chief Executive Officer and Chairman of the Board of
   Directors
Pier Antoniucci...........................................   18,033    5.25
  President and Chief Operating Officer
Michael Sophie............................................   13,275    5.42
  Chief Financial Officer and Vice President, Finance and
   Administration
John Wood.................................................    1,063    4.94
  Senior Vice President, Engineering
Kenneth E. Bean, II.......................................    1,847    5.14
  Senior Vice President, Quality Assurance
All current executive officers as a group (5 persons).....   53,289    5.20
All current non-employee directors as a group (4
 persons).................................................        0    0.00
All employees, including current executive officers, as a
 group (324 persons)......................................  678,897    6.20

New Plan Benefits

  No purchase rights have been granted, and no shares of Common Stock have been issued, under the Purchase Plan on the basis of the 250,000-share increase for which stockholder approval is sought under this Proposal.

Stockholder Approval

  The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1999 Annual Meeting is required for approval of the 250,000-share increase to the Purchase Plan. Should such stockholder approval not be obtained, then the 250,000-share increase will not be implemented, no purchase rights will be granted on the basis of such share increase, and the Purchase Plan will terminate once the existing share reserve as previously approved by the stockholders has been issued.

Recommendation of the Board of Directors

  The Board of Directors unanimously recommends that the stockholders vote FOR the 250,000-share increase to the reserve available for issuance under the Purchase Plan.

                                 PROPOSAL FOUR

               APPROVAL OF ISSUANCE OF SERIES B PREFERRED STOCK,
       COMMON STOCK PURCHASE WARRANTS AND RELATED SHARES OF COMMON STOCK

  The stockholders are being asked to approve the issuance of shares of Common Stock issuable upon conversion of 15,000 shares of Series B Convertible Participating Preferred Stock (the "Series B Preferred Stock") and warrants to purchase 1,242,257 shares of Common Stock at an exercise price of $3.47 per share (the "Warrants"). The Series B Preferred Stock and the Warrants were sold on December 21, 1998 in a private offering pursuant to Regulation D of the Securities Act of 1933, as amended (the "Private Placement"). Gross proceeds to the Company pursuant to the Private Placement were $15,000,000. Such approval would have the effect of removing certain limitations under the rules of the National Association of Securities Dealers, Inc. (the "NASD"), which would limit to 8,340,218, in the aggregate, the number of shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock and exercise of Warrants. The Company agreed in connection with the Private Placement to seek such approval. If the Company fails to obtain such approval in a timely manner, then each outstanding share of the Series B Preferred Stock is redeemable at a holder's option at the greater of $1,330 per share, plus a 6% per year premium and any default amounts, or a predetermined redemption formula based on the average of the closing bid prices for the Company's Common Stock during the period beginning on the date of the holder's redemption notice and ending on the date of redemption. Assuming no limitations on the conversion of the Series B Preferred Stock and exercise of the Warrants, the 15,000 shares of Series B Preferred Stock already sold are currently convertible into approximately 2,484,513 shares of Common Stock, and the Warrants already outstanding are exercisable for 1,242,257 shares of Common Stock, or 3,726,770 shares of Common Stock in the aggregate.

Background

  Pursuant to a Securities Purchase Agreement dated December 21, 1998 (the form of which is attached hereto as Annex A) and the Certificate of Designations, Preferences and Rights attached hereto as Annex B, the Company sold the Series B Preferred Stock at a price per share of $1,000 and issued the Warrants at an exercise price of $3.47 per share (subject to adjustment). In connection with the sale and issuance of the Series B Preferred Stock and Warrants, the Company filed a registration statement on Form S-3 to permit the public sale of shares of Common Stock (i) issuable upon conversion of the Series B Preferred Stock and (ii) upon exercise of the Warrants. With respect to the Common Stock issuable upon conversion of Series B Preferred Stock or upon exercise of the Warrants, the registration statement must remain effective until the earlier to occur of (i) the date on which all Common Stock issuable upon conversion of the Series B Preferred Stock or upon exercise of the Warrants has been sold pursuant to the registration statement or (ii) the date on which all Common Stock issuable upon conversion of the Series B Preferred Stock or upon exercise of the Warrants may be immediately sold to the public without registration and without regard to the amount to be sold by the holder thereof.

  The rights, preferences and privileges of the outstanding Series B Preferred Stock are summarized as follows:

  Premium. The Series B Preferred Stock accrues a 6% per year premium, payable in cash or Common Stock at the Company's option.

  Conversion Price. Each share of Series B Preferred Stock has a face value of $1,000 and is convertible at the election of the holder into shares of Common Stock. From and after June 21, 1999, upon sufficient notice, if the then-effective conversion price for the Series B Preferred Stock is less than $2.264025, instead of converting the Series B Preferred Stock into Common Stock upon a holder's request, the Company may elect to pay such holder the equivalent value of the Common Stock in cash. The conversion price of the Series B Preferred Stock is $6.0374 per share until May 14, 1999, subject to certain exceptions. Thereafter, the Series B Preferred Stock is convertible at the lower of: (i) $6.0374 per share; (ii) 105% of the average closing bid prices of the Company's Common Stock for the 15 consecutive trading days immediately prior to and ending on May 14, 1999; and (iii) 101% of the lowest average closing bid prices of the Company's Common Stock over any 3 consecutive days during the 15 consecutive day period ending on the day prior to the applicable conversion date.

  If the Company has not achieved $10 million of written contractual commitments for sales of the Company's point to multipoint products and services prior to March 24, 1999, the conversion price of 7,500 shares of the Series B Preferred Stock shall adjust to the lower of $6.0374 or 101% of the lowest average closing bid prices of the Company's Common Stock over any 3 consecutive days during the 15 consecutive day period ending prior to the applicable conversion date during the period from March 24, 1999 through May 14, 1999. Further, the conversion price is subject to further adjustment if, among other things, any material covenant of the Company's convertible bond indenture or bank agreement is breached and uncured, which breach would or could result in an acceleration, or which would give the counterparty to such agreement a right to accelerate the maturity of the debt owed by the Company to such counterparty. If such an event were to occur, then even prior to May 15, 1999, the conversion price shall adjust to the lower of $6.0374 and 101% of the lowest average closing bid prices of the Company's Common Stock over any 3 consecutive days during the 15 consecutive day period ending prior to the applicable conversion date.

  Also, if the Company does not obtain the approval requested by this proposal at the Annual Meeting, the conversion price shall adjust so that two alternative methods of calculation of the conversion price will apply: (i) on each date after the Annual Meeting until the Company obtains such approval of its stockholders, the conversion price will be the lower of $6.0374 or the average of the closing bid prices of the Company's Common Stock for the period beginning on the date of the Annual Meeting and ending on the applicable conversion date, and (ii) alternatively, the conversion price will be the lower of $6.0374 and the average of the closing bid prices of the Company's Common Stock for the period beginning on the date of the Annual Meeting and ending on the date the Company obtains such stockholder approval. Similarly, if the Company's registration statement covering the shares of the Company's common stock issuable upon conversion of the Series B Preferred Stock or exercise of the Warrants has not been declared effective by the SEC on or prior to June 21, 1999, then the conversion price shall adjust so that two alternative methods of calculation of the conversion price will apply: (i) on each date after June 21, 1999 until the SEC declares the registration statement effective, the conversion price will be the lower of $6.0374 and the average of the closing bid prices of the Company's Common Stock for the period beginning on and including June 21, 1999 and ending on the applicable conversion date, and (ii) alternatively, the conversion price will be the lower of $6.0374 and the average of the closing bid prices of the Company's Common Stock for the period beginning on and including June 21, 1999 and ending on the date the SEC declares the registration statement effective.

  In addition, the foregoing conversion price of the Series B Preferred Stock is subject to adjustment upon the occurrence of certain other events, including, but not limited to: (i) the Company's failure to timely deliver Common Stock upon submission of a notice of conversion of the Series B Preferred Stock; (ii) the Company's failure to redeem the Series B Preferred Stock after providing to the holders of the Series B Preferred Stock a notice of redemption at the Company's option; (iii) the public announcement of a merger or consolidation involving the Company or any of its subsidiaries; (iv) the Company's issuance of Common Stock or securities convertible or exchangeable into Common Stock at a variable price per share or at a price per share less than a predetermined amount; and (v) the sale by George Roberts, Chief Executive Officer of the Company, or Michael Sophie, Chief Financial Officer of the Company, of securities at less than a predetermined per share price.

  Automatic Conversion. Assuming certain conditions are met, the Series B Preferred Stock will automatically convert into Common Stock on December 22, 2001.

  Redemption at Holder's Option. Upon the occurrence of certain events deemed within the Company's control and not otherwise avoided or cured, each then outstanding share of the Series B Preferred Stock is redeemable at a holder's option at the greater of $1,330 per share, plus a 6% per year premium and any default amounts, or a predetermined redemption formula based on the average of the closing bid prices for the Company's Common Stock during the period beginning on the date of the holder's redemption notice and ending on the date of redemption (the "Redemption Date"). Such events include: (i) the Company's failure to obtain in a timely manner stockholder approval to issue more than 20% of the Company's Common Stock on conversion of the Series B Preferred Stock and upon exercise of the warrants issued in connection with the Series B Preferred Stock; (ii) the Company's failure to deliver in a timely manner Common Stock upon submission by such investors of a notice of conversion; (iii) the Company's failure to remove restrictive legends on its Common Stock when required pursuant to the Series B Preferred Stock financing agreements; (iv) the Company's announcement of its intention not to issue Common Stock upon conversion of the Series B Preferred Stock or exercise of the warrants; (v) the Company's knowing breach of any material covenant or term in the Series B Preferred Stock financing agreements; (vi) the Company's material breach, as a result of performance under the Series B Preferred Stock financing agreements, of any agreement to which it is or becomes a party; (vi) the Company's knowing commission of any act or omission that constitutes a breach of any representation or warranty in any of the Series B Preferred Stock financing agreements; (viii) the Company's failure to maintain a sufficient Common Stock reserve to allow conversion of the Series B Preferred Stock or exercise of the warrants (to the extent no additional stockholder approval is required to obtain an increase in authorized shares, if required); (ix) the Company's knowing and material breach of any agreement involving indebtedness for borrowed money or purchase price which results in or which would result in acceleration of the maturity of such debt; and (x) the Company's failure to use best efforts to avoid the occurrence of certain events that could result in cash payments to holders of the Series B Preferred Stock as described below.

  If the Company is unable to avoid redemption and is unable to redeem the Series B Preferred Stock upon request, it must redeem that portion that is permitted and, thereafter, use its best efforts to remedy the impairment preventing redemption. In addition, certain of the foregoing events may also require the Company to make additional payments, either in cash or additional shares of Common Stock or Series B Preferred Stock.

  Cash Payments. Upon the occurrence of certain other events deemed outside of the Company's control, the Company is required to make significant cash payments to the holders of the Series B Preferred Stock. Such events include, but are not limited to: (i) the suspension or de-listing of the Company's Common Stock from trading on the Nasdaq National Market System or certain other markets acceptable to the initial purchasers of the Series B Preferred Stock for an aggregate of five (5) days in any nine (9) month period; (ii) the suspension of the registration statement after its effective date for more than a predetermined period of time; (iii) failure to maintain sufficient Common Stock reserved for conversion of the Series B Preferred Stock or exercise of the warrants (to the extent additional stockholder approval is required to obtain an increase in authorized shares, if required); (iv) failure to have declared effective additional registration statements that may be required under the Series B Preferred Stock financing agreements for shares of Common Stock issuable as a result of premiums, failures to satisfy certain obligations, anti-dilution protections or adjustments in the conversion rate of the Series B Preferred Stock; and (v) failure to obtain approval of this proposal.

  All cash payments required to be made as a result of such an event, together with all cash payments required to be made under the other Series B Preferred Stock financing agreements, are capped at an aggregate of $1,330 per share plus a 6% per year premium and any default amounts. In addition to the foregoing cash payments, upon the occurrence of such an event, the holders can require the Company to list its Common Stock on the over-the-counter electronic bulletin board which, as of the date hereof, has no limitation relating to issuance of more than 20% of the Company's Common Stock or similar restriction and, thereafter, require the Company to honor all requested conversions.

  Redemption at the Company's Option. So long as an event pursuant to which the holders of Series B Preferred Stock are entitled to redemption or an event requiring the Company to make a cash payment as described above has not occurred (or if such event has occurred in the past, it has been cured for at least the six (6) immediately preceding consecutive months), the Series B Preferred Stock is redeemable for cash at the Company's option in certain limited circumstances, in whole or in part, at premiums varying from 115% to 160% of the original issue price of the Series B Preferred Stock, plus a 6% premium per year and a default interest rate, if applicable. More particularly, the Series B Preferred Stock is redeemable: (i) on three dates between December 22, 1998 and December 22, 1999 at premiums varying between 130% and 120% of the original issue price of the Series B Preferred Stock, plus a 6% premium per year and any default amounts, provided the Company's Common Stock is then trading at less than $2.264025; (ii) after December 22, 1999 and prior to December 22, 2000, the Company may redeem the Series B Preferred Stock at the greater of 160% of the original issue price of the Series B Preferred Stock, plus a 6% premium per year and any default amounts, or an amount predetermined by the redemption formula; and (iii) after December 22, 2000, if (a) the closing bid price for the Company's Common Stock for the ten (10) trading days immediately prior exceeds a predetermined substantial threshold, the Company may redeem the Series B Preferred Stock at 115% of the original issue price of the Series B Preferred Stock, plus a 6% premium per year and any default amounts, or (b) the Company simultaneously closes a firm commitment underwriting with a minimum $8.00 per share price and a minimum aggregate amount of $30 million, the Company may redeem the Series B Preferred Stock at the greater of 120% of the original issue price of the Series B Preferred Stock plus a 6% premium per year and any default amounts, or predetermined redemption formula based on the average of the closing bid prices for the Company's Common Stock during the period beginning on the date of the holder's redemption notice and ending on the date of redemption.

  The Company must redeem all of the Series B Preferred Stock unless in excess of $5 million of Series B Preferred Stock (in $1 million increments) will be redeemed. If the Company fails to redeem the Series B Preferred Stock after providing a notice of redemption, the Company forfeits all future redemptions at its option and the conversion rate of the Series B Preferred Stock will be adjusted.

  Protective Provisions. The Series B Preferred Stock is senior to the Series A Preferred Stock and Common Stock in respect of the right to receive dividend payments and liquidation preferences. The Series B Preferred Stock has no voting power, except as otherwise provided by applicable law or pursuant to certain contractual protections described herein. In connection with the issuance of the Series B Preferred Stock, the Company has agreed, until December 22, 1999, not to issue or agree to issue any equity securities at a price less than fair market value or at a variable or re-settable price, subject to limited exceptions. In addition, the Company is prohibited from, among other things, altering, changing or otherwise adversely affecting the terms of the Series B Preferred Stock; creating or issuing any senior or pari passu securities; redeeming or paying any dividend on any junior securities; acting so as to generate taxation under Section 305 of the Internal Revenue Code of 1986, as amended; and selling or transferring all or substantially all of its assets without prior approval by the purchasers of the Series B Preferred Stock. The redemption is also subject to certain limitations imposed by applicable laws and restrictions in connection with the Company's credit agreements.

  Change of Control. If the Company merges with a public company meeting certain threshold criteria, the holders of the Series B Preferred Stock will be entitled to receive in the merger the consideration they would have received had they converted their Series B Preferred Stock the day before the public announcement of the merger. If the Company merges with a private company or a public company not meeting the threshold criteria, the holders of the Series B Preferred Stock will be entitled, at their option, (1) to retain their preferred stock, which will thereafter convert into Common Stock of the surviving company, or (2) receive either the consideration they would have received had they converted their Series B Preferred Stock the day before the public announcement of the merger or receive $1,250 per share of Series B Preferred Stock then outstanding, up to an aggregate of $18,750,000, in cash, plus any accrued and unpaid premium and a default interest rate, if applicable. Notwithstanding the foregoing, the Company is permitted to acquire other companies without having to provide special consideration to the holders of the Series B Preferred Stock if the Company does not issue more than 20% of its Common Stock as merger consideration. The holders of the warrants are entitled to similar protections in the event of the Company's merger or consolidation with another Company. The Company is also prohibited from selling or transferring all or substantially all of its assets without prior approval by the purchasers of the Series B Preferred Stock.

  Warrants. The warrants issued in connection with the Series B Preferred Stock financing are immediately exercisable until the earlier of: (1) December 22, 2003 and (2) the date on which the closing of a consolidation, merger or other business combination with or into another entity pursuant to which the Company does not survive. The exercise price for the Common Stock underlying the warrant is $3.47 per share (subject to adjustment). If the Company merges or consolidates with any other company, the warrantholders are entitled to similar choices as to the consideration they will receive in such merger or consolidation as are provided to the holders of the Series B Preferred Stock. In addition, the number of shares issuable upon exercise of the warrants is subject to anti-dilution adjustment if the Company sells Common Stock or securities convertible into or exercisable for Common Stock (excluding certain issuances such as Common Stock issued under employee, director or consultant benefit plans) at a price per share less than $3.47 (subject to adjustment).

Stockholder Approval

  The issuance of the Company's Common Stock upon conversion of the Series B Preferred Stock and upon exercise of all the Warrants issued or to be issued in excess of 8,340,218 shares is subject to stockholder approval pursuant to the Rules of Nasdaq National Market. Rule 4460(i)(1)(D) of the National Association of Securities Dealers (the "20% Rule") sets forth designation criteria for continued inclusion of the Common Stock on the Nasdaq National Market. The 20% Rule requires companies that are listed on the Nasdaq National Market to obtain stockholder approval prior to, among other things, issuing common stock (or securities convertible into or exercisable for common stock) in a private financing at a price less than the market value of the common stock, where the amount of common stock to be issued exceeds 20% of either the common stock outstanding or voting power outstanding immediately prior to the issuance.

  Because the conversion rate of the Series B Preferred Stock will vary with the trading price of the Company's Common Stock, the number of shares of Common Stock issuable upon conversion of all of the Series B Preferred Stock and upon exercise of all of the Warrants may exceed 8,340,218 shares. Therefore, conversion of all of the Series B Preferred Stock and sale and issuance of the Common Stock upon exercise of the Warrants may be conditioned on the approval of this Proposal Four by the Company's stockholders. Assuming no limitations on the conversion of the Series B Preferred Stock and exercise of the Warrants, the 15,000 shares already sold are currently convertible into approximately 2,484,513 shares of Common Stock, and the Warrants already outstanding are exercisable for 1,242,257 shares of Common Stock, or 3,726,770 shares of Common Stock in the aggregate.

Consequences if Stockholder Approval is Not Obtained

  If the stockholder approval sought hereby is not obtained, the Company will be prohibited by Nasdaq Rule 4460(i) from issuing 20% or more of its Common Stock in connection with the Private Placement. If the approval sought hereby is not granted by the stockholders, the Company will be obligated to immediately redeem, at the Redemption Price (as defined above), all outstanding shares of Series B Preferred Stock. The "Redemption Price" means a cash payment equal to the greater of (i) $1,330 (subject to adjustments under certain circumstances) plus a 6% per year premium and any default amounts or
(ii) a predetermined redemption formula based on the average of the closing bid prices for the Company's Common Stock.

  There can be no assurance that the Company will have available the cash resources to satisfy its redemption obligations or that it would be able to effectuate the redemption in compliance with applicable law. If the stockholder approval sought hereby is not obtained, compliance with the redemption obligation would likely have a material adverse effect on the company's financial condition and ability to implement its business strategy. In addition, any delay in payment will cause such redemption amount to accrue default interest at the rate of 18% per annum until paid.

  Furthermore, in the event that stockholder approval of this proposal is not obtained, holders of the Series B Preferred Stock can require the Company to list its Common Stock on the over-the-counter electronic bulletin board which, as of the date hereof, has no limitation relating to issuance of more than 20% of the Company's Common Stock or similar restriction and, thereafter, require the Company to honor all requested conversions. If the Company's Common Stock were traded on the Nasdaq Over-the-Counter Bulletin Board, the Company's Common Stock may be subject to reduced liquidity and reduced analyst coverage, its ability to raise capital in the future may be inhibited and its business, financial condition and results of operations could be materially adversely affected. In addition, if the Company's Common Stock is listed on the Nasdaq Over-the-Counter Bulletin Board rather than on a national exchange, the Company may be in default under various agreements with certain of its financing sources, investors and stockholders. Redemption of the Series B Preferred Stock and any defaults under other agreements could significantly accelerate the Company's cash expenditures and capital requirements beyond the levels currently anticipated and would materially and adversely affect its ability to conduct its business.

  In addition, in consideration for the purchasers' agreement to purchase the Series B Preferred Stock and Warrants, the Company agreed to use its best efforts to obtain stockholder approval of the conversion and exercise of those securities. Therefore, if Proposal Four is not approved, this agreement could require the Company to continue to seek stockholder approval of the conversion and exercise of those securities, which could be expensive for the Company.

Reasons for the Financing and Use of Proceeds

  The Company entered into the Private Placement as described above to raise capital for operating activities, and currently intends to use the proceeds of the financing for working capital, purchases of capital equipment and to pay the costs of the Private Placement.

Further Information

  The terms of the Series B Preferred Stock and Warrants are complex and are only briefly summarized in this Proxy Statement. Stockholders wishing further information concerning the rights, preferences and terms of the Series B Preferred Stock and Warrants are referred to the full description thereof contained in the Company's Current Report on Form 8-K and exhibits thereto filed with the Securities and Exchange Commission on December 24, 1998, which may be viewed in the public reading rooms maintained by the Commission at Securities Exchange Commission, Public Reference Branch, Stop 1-2, 450 Fifth Street, NW, Washington, DC, 20549-1004. The Company's Current Report on Form 8-K may also be viewed on the web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The description of terms, preferences and rights of the Company and holders of Series B Preferred Stock with respect to the outstanding Series B Preferred Stock and of the Warrants contained herein is qualified in its entirety by reference to the complete description of these preferences, rights and terms set forth in the Company's Current Report on Form 8-K. In addition, the description is qualified in its entirety by the more detailed information set forth in the forms of Securities Purchase Agreement and Certificate of Designations, Preferences and Rights of Series B Preferred Stock that are included as Annex A and Annex B, respectively, both of which are attached to this proxy statement. Stockholders are urged to review such information.

  The affirmative vote of a majority of the total votes cast on the proposal in person or by proxy at the Annual Meeting is required to approve this Proposal Four.

Recommendation of the Board of Directors

  The Board of Directors unanimously recommends that the stockholders vote "FOR" the issuance of 15,000 shares of Series B Preferred Stock and warrants to purchase 1,242,257 shares of Common Stock.

                                 PROPOSAL FIVE

                     RATIFICATION OF INDEPENDENT AUDITORS

  The Board of Directors has appointed the firm of PriceWaterhouseCoopers LLP, independent public auditors for the Company during the 1998 Fiscal Year, to serve in the same capacity for the fiscal year ending December 31, 1999, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of PriceWaterhouseCoopers LLP.

  If the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

  A representative of PriceWaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

  The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the selection of PriceWaterhouseCoopers LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1999.

                                 OTHER MATTERS

  The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                            OWNERSHIP OF SECURITIES

  The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of February 28, 1999, by (i) all persons who are beneficial owners of five percent (5%) or more of the Company's Common Stock, (ii) each director and nominee for director, (iii) the executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of this Proxy Statement and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                                                                   Percentage
                                                        Shares     of Shares
                                                     Beneficially Beneficially
Beneficial Owner                                       Owned(#)     Owned(1)
----------------                                     ------------ ------------
Wellington Management Company, L.L.C.(2)............  2,272,400       5.22
  75 State Street
  Boston, MA 02109
Pilgrim Baxter & Associates, Ltd.(3)................  3,109,860       7.14
  825 DuPortail Road
  Wayne, PA 19087
State of Wisconsin Investment Board(4)..............  2,659,200       6.11
  P.O. Box 7842
  Madison, WI 53707
Entities deemed to be affiliated with Putnam
 Investments, Inc.(5)...............................  3,353,661       7.70
  One Post Office Square
  Boston, MA 02109
George P. Roberts(6)................................  1,473,009       3.29
Pier Antoniucci(7)..................................    591,808       1.34
Michael J. Sophie(8)................................    431,750        *
John R. Wood(9).....................................    164,769        *
Kenneth E. Bean, II(10).............................    143,623        *
M. Bernard Puckett(11)..............................    101,332        *
Gill Cogan(12)......................................     58,564        *
John A. Hawkins(13).................................     30,000        *
James J. Sobczak(14)................................     44,000        *
All current directors and executive officers as a
 group (9 persons)(15)..............................  3,034,055       6.58

--------
 *Less than one percent of the outstanding Common Stock
 (1) Percentage of ownership is based on 43,532,000 shares of Common Stock outstanding on February 28, 1999. Shares of Common Stock subject to stock options that are currently exercisable or will become exercisable within 60 days after February 28, 1999 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.
 (2) Pursuant to a Schedule 13G dated January 24, 1998 filed with the Securities and Exchange Commission, Wellington Management Company, L.L.C. has reported that as of January 24, 1998 it had shared power to vote or to direct the vote of 972,400 shares and shared power to dispose or to direct the disposition of all of the shares.
 (3) Pursuant to a Schedule 13G/A dated February 13, 1998, filed with the Securities and Exchange Commission, Pilgrim Baxter & Associates, Ltd. reported that as of December 31, 1997 it had sole voting power over 2,487,960 shares, shared voting power over all 3,109,860 shares and sole dispositive power over all 3,109,860 shares.
 (4) Pursuant to a Schedule 13G dated February 1, 1999, filed with the Securities and Exchange Commission, the State of Wisconsin Investment Board reported that as of February 1, 1999 it had sole voting power over all 2,659,200 shares and sole dispositive power over all shares.

 (5) Pursuant to a Schedule 13G/A dated January 16, 1998, filed with the Securities and Exchange Commission, Putnam Investments, Inc., on its own behalf and on behalf of Marsh & McLennan Companies, Inc., Putnam Investment Management, Inc. and the Putnam Advisory Company, Inc. reported that as of January 16, 1998 it had shared voting power over 91,100 shares and shared dispositive power over all 3,353,661 shares.
 (6) Includes 1,247,707 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after February 28, 1999.
 (7) Includes 530,732 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after February 28, 1999.
 (8) Includes 429,436 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after February 28, 1999.
 (9) Includes 99,374 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after February 28, 1999.
(10) Includes 142,430 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after February 28, 1999.
(11) Includes 81,332 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after February 28, 1999.
(12) Includes 8,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after February 28, 1999.
(13) Includes 30,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after February 28, 1999.
(14) Includes 44,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after February 28, 1999.
(15) Includes 2,613,011 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after February 28, 1999.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

  The following table provides certain information summarizing the compensation earned, by (i) the Company's Chief Executive Officer and (ii) each of the Company's other four executive officers whose salary and bonus for the fiscal year ended December 31, 1998 (the "1998 Fiscal Year") was in excess of $100,000 (collectively, the "Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. No other executive officer who would otherwise have been included in such table on the basis of salary and bonus earned for the 1998 Fiscal Year resigned or terminated employment during that fiscal year.

                          SUMMARY COMPENSATION TABLE

                                                                           Number of
                                                  Annual Compensation      Securities
                                               -------------------------- ------------
                                                                           Long-Term
                                                                          Compensation
   Name and Principal Position                 Year Salary($)(1) Bonus($)    Awards
   ---------------------------                 ---- ------------ -------- ------------
   George P. Roberts.......................    1998   366,600          0    450,000
    Chief Executive Officer and                1997   330,069    358,000    300,000
    Chairman of the Board of Directors         1996   250,000    162,500    570,000

   Pier Antoniucci.........................    1998   270,855          0    200,000
    President and Chief Operating Officer      1997   244,962    165,000    200,000
                                               1996   165,769     81,900    300,000

   Michael Sophie..........................    1998   195,000          0    200,000
    Chief Financial Officer, Vice President,   1997   175,673    109,000    150,000
    Finance and Administration                 1996   117,308     48,750    220,000

   John Wood...............................    1998   141,278          0     45,000
    Senior Vice President, Technology          1997   147,421     28,980     10,000
                                               1996   138,000     44,850     10,000

   Kenneth E. Bean, II.....................    1998   107,250          0     90,000
    Senior Vice President, Quality Assurance   1997   109,462     25,000     60,000
                                               1996    93,000     30,225          0

--------
(1) Includes amounts deferred under the Company's 401(k) Plan.

Option Grants in 1998 Fiscal Year

  The following table contains information concerning the stock option grants made to each of the executive officers named in the Summary Compensation Table for the 1998 Fiscal Year. No stock appreciation rights were granted to these individuals during such fiscal year.

                                                                           Potential
                                                                       Realizable Value
                                                                       at Assumed Annual
                                                                        Rates of Stock
                                                                             Price
                                                                       Appreciation for
                                      Individual Grant                  Option Term(1)
                         --------------------------------------------- -----------------
                         Number of     % of Total
                         Securities     Options
                         Underlying    Granted to  Exercise
                          Options     Employees in  Price   Expiration
Name                     Granted(#)   Fiscal Year   ($/Sh)     Date     5%($)   10%($)
----                     ----------   ------------ -------- ---------- ------- ---------
George P. Roberts.......  416,667(2)      6.49       3.00    09/17/08  786,118 1,992,179
                           33,333(2)       .52       3.00    09/17/08   62,889   259,372
Pier Antoniucci.........  166,667(2)      2.59       3.00    09/17/08  314,448   796,873
                           33,333(2)       .52       3.00    09/17/08   62,889   259,372
Michael Sophie..........  166,667(2)      2.59       3.00    09/17/08  314,448   796,873
                           33,333(2)       .52       3.00    09/17/08   62,889   259,372
John R. Wood............   33,245(2)       .52       3.00    09/17/08   62,733   158,952
                           11,755(2)       .18       3.00    09/17/08   22,178    56,203
Kenneth E. Bean, II.....    2,667(2)       .66       3.00    09/17/08   80,499   204,001
                           47,333(2)       .74       3.00    09/17/08   89,302   226,310

--------
(1) There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.
(2) Each option is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, should the individual cease service with the Company prior to vesting in those shares. Twenty-five percent (25%) of the option shares will vest upon the optionee's continuation in service through one year following the grant date and the balance of the shares will vest in thirty-six (36) successive equal monthly installments upon the optionee's completion of each of the next thirty-six (36) months of service thereafter. The shares subject to the option will immediately vest in full should (i) the Company be acquired by merger or asset sale in which the option is not assumed or replaced by the acquiring entity or (ii) the optionee's employment be involuntarily terminated within eighteen (18) months after certain changes in control or ownership of the Company. The grant date for all of these options to purchase shares of the Company's Common Stock was September 18, 1998.

Aggregated Option Exercises and Fiscal Year-End Values

  The table below sets forth certain information with respect to the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table concerning the exercise of options during the 1998 Fiscal Year and unexercised options held by such individuals as of the end of such fiscal year. No SARs were exercised during the 1998 Fiscal Year, nor were any SARs outstanding at the end of such fiscal year.

                                                   Number of Securities          Value of Unexercised
                                     Aggregate    Underlying Unexercised         in-the-Money Options
                           Shares      Value       Options at FY-End(#)              at FY-End(1)
                         Acquired on Realized  ---------------------------- -------------------------------
Name                     Exercise(#)  ($)(2)   Exercisable(3) Unexercisable Exercisable($) Unexercisable($)
----                     ----------- --------- -------------- ------------- -------------- ----------------
George P. Roberts ......    60,000   1,171,875   1,206,457       206,875       712,635             0
Pier Antoniucci ........   120,000   1,668,296     507,793       121,875       208,207             0
Michael Sophie .........    79,759     781,632     417,770        70,000       201,243             0
John R. Wood ...........    53,332   1,075,240      98,541         6,459        44,280             0
Kenneth E. Bean, II ....     8,194      92,956     137,014        37,918        89,036             0

--------
(1) Based on the fair market value of the option shares at the 1998 Fiscal Year-end ($3.984 per share based on the closing selling price on the Nasdaq National Market as of December 31, 1998) less the exercise price.
(2) Based on the fair market value of the shares on the exercise date less the exercise price paid for those shares.
(3) The exercisable options are immediately exercisable for all the option shares. However, any shares purchased under the options are subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in such shares. As of December 31, 1998, the following number of shares were unvested: Mr. Roberts--892,292 shares; Mr. Antoniucci--478,126 shares; Mr. Bean--138,542 shares; Mr. Sophie--405,206 shares; and Mr. Wood--59,586 shares.

Employment Contracts, Termination of Employment Arrangements and Change of Control Agreements

  The Compensation Committee of the Board of Directors, as Plan Administrator of the 1995 Stock Option/Stock Issuance Plan, has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer and any other executive officer or any unvested share issuances actually held by such individual, in connection with certain changes in control of the Company or the subsequent termination of the officer's employment following the change in control event.

  The Company has entered into severance agreements (the "Agreements") with George Roberts, Chairman of the Board of Directors and Chief Executive Officer, Pier Antoniucci, President and Chief Operating Officer, and Michael Sophie, Chief Financial Officer and Vice President, Finance and Administration (individually, the "Officer" and collectively the "Officers"), each dated December 15, 1997. Each of these Agreements provides for the following benefits should the Officer's employment terminate, either voluntarily or involuntarily, for any reason within twenty-four (24) months following a Change in Control: (a) a severance payment in an amount equal to two (2) times his annual rate of base salary; (b) a bonus in an amount equal to the greater of either (i) two (2) times the full amount of the Officer's target bonus for the fiscal year in which the termination occurs or (ii) two (2) times the full amount of his target bonus for the fiscal year in which a Change in Control occurs; (c) the shares subject to each outstanding option held by the Officer (to the extent not then otherwise fully vested) will automatically vest so that each such option will become immediately exercisable for all the option shares as fully-vested shares (notwithstanding anything in this Proxy Statement to the contrary); and (d) the Company will, at its own expense, provide (i) both Messrs. Sophie and Antoniucci and their respective dependents with continued health care coverage for a period of up to twenty-four (24) months following their termination of employment, and (ii) Mr. Roberts and his dependents continued health care coverage for life. A Change in Control will be deemed to occur under the Agreements upon: (a) a merger or consolidation in which securities possessing fifty percent (50%) or more of the total combined voting power of the Company's outstanding securities are transferred to person or persons different from the persons holding those securities immediately prior to such transaction, (b) the sale, transfer or other disposition of all or substantially all of the assets of the

Company in complete liquidation or dissolution of the Company; (c) a hostile take-over of the Company, whether effected through a tender offer for more than twenty-five percent (25%) of the Company's outstanding voting securities or a change in the majority of the Board by one or more contested elections for Board membership; or (d) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than thirty percent (30%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders. In addition, each Officer will be entitled to a full tax gross-up to the extent one or more of the severance benefits provided under his Agreement are deemed to constitute excess parachute payments under the federal income tax laws.

  The Company does not have any existing agreements with the Chief Executive Officer or any other executive officer named in the Summary Compensation Table that establish a specific term of employment for them, and their employment may accordingly be terminated at any time at the discretion of the Board of Directors. The Compensation Committee of the Board of Directors has the authority as Plan Administrator of the 1995 Plan to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Company's executive officers, whether granted under that plan or any predecessor plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following certain changes in control or ownership of the Company.

Compensation Committee Interlocks and Insider Participation

  The Compensation Committee of the Company's Board of Directors currently consists of Mr. Cogan and Mr. Hawkins. Neither of these individuals was an officer or employee of the Company at any time during the 1998 Fiscal Year or at any other time.

  No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                    REPORT OF THE COMPENSATION COMMITTEE OF

               THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors is responsible for establishing the base salary and incentive cash bonus programs for the Company's executive officers. The Committee also has the exclusive responsibility for the administration of the Company's 1995 Stock Option/Stock Issuance Plan, under which grants may be made to executive officers and other key employees of the Company.

Compensation Philosophy

  Since the initial public offering of the Company's Common Stock in March 1995, it has been the Committee's policy and objective to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company, the enhancement of corporate and stockholder values, the market levels of compensation in effect at companies with which the Company competes for executive talent and the personal performance of such individuals. The primary factors that the Committee considered in establishing the compensation levels of the executive officers for the 1998 fiscal year are summarized below. The Committee may, however, in its discretion, apply different factors in setting executive compensation for future fiscal years.

  It is the Committee's current objective to have a significant portion of each officer's compensation contingent upon the Company's performance as well as upon the officer's own level of performance. Accordingly, the compensation package for each executive officer and key employee is comprised of three elements: (i) base salary that reflects individual performance and is designed primarily to be competitive with salary levels in effect at a select group of companies with which the Company competes for executive talent, (ii) annual performance awards payable in cash and based upon the Company's financial performance and the market performance of the Company's common stock and (iii) long-term equity incentive awards with overlapping vesting schedules that strengthen the mutuality of interests between the executive officers and the Company's stockholders while fostering retention of existing personnel.

  The Committee recognizes that the highly-specialized industry sector in which the Company operates is both extremely competitive and globally-challenging, with the result that there is substantial demand for high-caliber, seasoned executives with a high level of industry-specific knowledge and industry contacts, especially overseas contacts. It is crucial that the Company reward and be assured of retaining the executive personnel essential to the attainment of the Company's performance goals. For these reasons, the Committee believes the Company's executive compensation arrangements must remain competitive with those offered by other companies of similar magnitude, complexity and performance records (the "peer group") in order to provide adequate incentive to the Company's executive officers to continue to provide services to the Company.

Cash Compensation

  A key objective of the Company's current executive compensation program is to position its key executives to earn annual cash compensation (base salary plus bonus) equaling or exceeding that which the executive would earn at other peer group companies. During 1998, the Committee reviewed and relied on technology industry compensation surveys in its assessment of appropriate compensation levels.

  The fiscal year 1998 base salaries for the named executive officers are based upon a number of factors, including, without limitation, each executive's performance and contribution to overall Company performance and the levels of base salary in effect for comparable positions with the peer group companies. Base salary decisions are made as part of a formal review process. Generally, the base salaries of the Company's executive officers for the 1998 fiscal year ranged from the 10th percentile to the 75th percentile of the salaries surveyed for comparable positions at the peer group companies. In defining "peer group companies," the Company considered companies with revenues between $100 million and $200 million. In 1997, the Company was, and in

1999 the Company expects to be, in the range from $200 million to $500 million in revenues. In comparison to other companies in the $200 million to $500 million range, the base salaries for the Company's executive officers ranged from the 10th percentile to the 50th percentile.

  For purposes of the stock price performance graph that appears later in this Proxy Statement, the Company has selected the Standard and Poors 500 Communications Equipment Manufacturers Index as the industry index. Several of the companies included in that index were also among the companies that the Committee surveyed as part of the peer group for comparative compensation purposes. However, in selecting companies to survey for such compensation purposes, the Committee focused primarily on whether those companies were actually competitive with the Company in seeking executive talent and whether those companies had a management style and corporate culture and annual revenues similar to the Company's. For this reason, the number of companies surveyed for compensation data was substantially less than the number of companies included in the Standard and Poors 500 Communications Equipment Manufacturers Index.

  The annual incentive compensation provided to the Company's executive officers is in the form of cash bonuses based on the Committee's assessment of the Company's financial performance for the year and the individual officer's contribution to that performance. For the 1998 fiscal year, the Committee determined not to award any cash bonus to the executive officers.

Stock Options

  Equity incentives are provided primarily through stock option grants under the 1995 Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The shares subject to each option generally vest in installments over a two-to-four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

  The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Committee will also take into account the executive officer's existing holdings of the Company's Common Stock and the number of vested and unvested options held by that individual in order to maintain an appropriate level of equity incentive. However, the Committee does not intend to adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

Chief Executive Officer Performance and Compensation

  In setting the base salary for Mr. Roberts for the 1998 fiscal year, the Committee sought to achieve two objectives: (i) make his base salary competitive with the base salaries paid to the chief executive officers of the same peer group of companies which the Committee surveyed for comparative compensation purposes for all other executive officers of the Company and (ii) make a significant percentage of his total compensation package contingent upon Company performance. For the 1998 fiscal year, the base salary of Mr. Roberts was set at the 75th percentile of the base salary levels in effect for those other chief executive officers. In comparison to companies in the range from $200 million to $500 million in revenues, Mr. Roberts' base salary was set at the 50th percentile of the base salary levels for those chief executive officers. As indicated above, the Committee decided not to award any cash bonus to Mr. Roberts or any other executive officer for the 1998 fiscal year.

  However, the Committee did grant Mr. Roberts options to purchase an additional 450,000 shares of the Company's Common Stock during the 1998 fiscal year. The options have an exercise price equal to the fair market value of the underlying shares on the grant date, and those shares will vest in a series of installments over his continued period of employment with the Company and are accordingly designed to serve an a meaningful incentive for him to remain in the Company' employ and to further align his interests with those of the stockholders. Accordingly, the options will have value only if Mr. Roberts remains in the Company's employ and then only if the market price of the underlying securities appreciates over the option term.

  It is the Committee's view that the total compensation package provided Mr. Roberts for the 1998 fiscal year is competitive with the typical compensation packages awarded to chief executive officers in the Company's peer group.

Compliance with Internal Revenue Code Section 162(m)

  Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 1998 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1999 will exceed that limit. Options granted under the Company's 1995 Plan are structured so that any compensation deemed paid to an executive officer in connection with the exercise of those options will qualify as performance-based compensation that will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

  It is the opinion of the Compensation Committee that the executive compensation policies and programs in effect for the Company's executive officers provide an appropriate level of total remuneration which properly aligns the Company's performance and the interests of the Company's stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

                                          Gill Cogan
                                            Member, Compensation Committee
                                          John A. Hawkins
                                            Member, Compensation Committee

Stock Performance Graph

  The graph depicted below shows a comparison of cumulative total stockholder returns for the Company, the Standard and Poors 500 Index and the Standard and Poors Communications Equipment Manufacturers' Index.


--------
(1) The graph covers the period from March 2, 1995, the commencement date of the Company's initial public offering of shares of its Common Stock to December 31, 1998.
(2) The graph assumes that $100 was invested in the Company on March 2, 1995, in the Company's Common Stock and in each index, and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.
(3) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

                             CERTAIN TRANSACTIONS

  In addition to the indemnification provisions contained in the Company's Restated Certificate of Incorporation and Bylaws, the Company has entered into separate indemnification agreements with each of its directors and officers. These agreements require the Company, among other things, to indemnify such director or officer against expenses (including attorneys' fees), judgments, fines and settlements (collectively, "Liabilities") paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of the Company (other than Liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Company.

  Mr. Roberts' adult son and Mr. Antoniucci's adult daughter each holds a minority interest in a private company that supplies synthesizers to the Company for use in its products. To date, the Company has purchased approximately $10.2 million of synthesizers from such supplier, including approximately $965,000 in 1998 which is down from $2.3 million in 1997. Sales of synthesizers to the Company, for fiscal year 1998, accounted for 62% of the sales of such supplier. The terms of the Company's purchase agreement with such supplier are no less favorable to the Company than could be obtained from an unaffiliated third party supplier. The Company also purchases synthesizers from Geritel S.p.A., Communication Techniques, Inc. and SPC Electronics Corp. at competitive prices approximately equal to those of such supplier. Each such adult is financially independent of his or her parent and resides at a different address from his or her parent.

  All future transactions between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the independent and disinterested members of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

  The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended that require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their 1998 Fiscal Year transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1998 Fiscal Year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and greater than ten percent beneficial owners.

                                 ANNUAL REPORT

  A copy of the Annual Report of the Company for the 1998 Fiscal Year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                   FORM 10-K

  The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on or about March 31, 1999. Stockholders may obtain a copy of this report, without charge, by writing to Mr. Michael Sophie, Chief Financial Officer and Vice President, Finance and Administration of the Company, at the Company's principal executive offices which are located at 3175 South Winchester Boulevard, Campbell, California 95008.

                                          THE BOARD OF DIRECTORS OF P-COM, INC.

Dated: April [  ], 1999

                                                                      4940-PS-99

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------


     THIS SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of
                                          ---------
December 21, 1998, by and among P-Com, Inc., a Delaware corporation (the

"Company"), with headquarters located at 3175 South Winchester Boulevard,
--------
Campbell, California  95008 and the purchasers (each a "Purchaser" and together
                                                        ---------
the "Purchasers") set forth on the execution pages hereof, with regard to the
     ----------
following:

                                   RECITALS
                                   --------

     A. The Company and Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933,
                                         ---
as amended (the "Securities Act").
                 --------------

     B. Purchasers desire to purchase, upon the terms and conditions stated in this Agreement (and, as applicable, the Registration Rights Agreement (as defined below)), (i) Series B Convertible Participating Preferred Stock of the Company having the rights set forth in the Certificate of Designations, Preferences and Rights (the "Certificate of Designation") attached hereto as
                             --------------------------
Exhibit A (the "Preferred Stock"), which shall be convertible into shares of the
---------       ---------------
Company's Common Stock, par value $0.0001 per share (the "Common Stock") and
                                                          ------------
(ii) a Warrant in the form of Exhibit B hereto (a "Warrant" and, when taken
                              ---------            -------
together with all of the warrants issued hereunder, the "Warrants") entitling
                                                         --------
the holder thereof to purchase the number of shares (the  "Warrant Shares") of
                                                           --------------
Common Stock as set forth below. The Preferred Stock and the Warrants are sometimes collectively referred to herein as the "Convertible Securities." The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Stock are referred to herein as the "Conversion Shares." The
                                                -----------------
Preferred Stock, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities."
                                        ----------

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement"),
                               ---------       -----------------------------
pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws. The Certificate of Designation, the Warrants and the Registration Rights Agreement, together with any other agreements, documents and instruments to be delivered in connection with the transactions contemplated hereby, are collectively referred to as the "Ancillary Documents".
                                                          -------------------

                                  AGREEMENTS
                                  ----------

          NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

                                   ARTICLE I
                        PURCHASE AND SALE OF SECURITIES

     1.1  Purchase of Preferred Stock and Warrants. The purchase price (the
          ----------------------------------------
"Purchase Price") to be paid by each Purchaser for the Preferred Stock and
 --------------
Warrant being purchased by such Purchaser shall be equal to $1,000 times the
                                                                   -----
number of shares of Preferred Stock so purchased. Each Purchaser shall purchase the number of shares of Preferred Stock set forth on the signature page executed by such Purchaser.

          On the date of the Closing (as defined herein), subject to the terms and the satisfaction (or waiver) of the conditions set forth in Articles VI and VII, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company (i) the number of shares of Preferred Stock set forth below such Purchaser's name on the signature pages hereof and (ii) a Warrant entitling the holder thereof to purchase the number of Warrant Shares as set forth in such Warrant. The aggregate purchase price for the Securities purchased at the Closing shall be fifteen million dollars ($15,000,000).

     1.2  Form of Payment. At the Closing, each Purchaser shall pay the
          ---------------
aggregate Purchase Price for the Preferred Stock and Warrant being purchased by such Purchaser by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates for the same, and the Company shall deliver such Preferred Stock and certificates representing the Warrants against delivery of such aggregate Purchase Price. The obligations in this Agreement of each Purchaser shall be separate from the obligations of each other Purchaser and shall relate solely to the number of shares to be purchased by such Purchaser. The obligations of the Company with respect to each Purchaser shall be separate from the obligations of each other Purchaser and shall not be conditioned as to any Purchaser upon the performance of the obligations of any other Purchaser.

     1.3  Closing Date. Subject to the satisfaction (or waiver) of the
          ------------
conditions set forth in Articles VI and VII below, the date and time of the issuance, sale and purchase of the Securities pursuant to this Agreement shall be as soon as practicable after execution of this Agreement, but in any event within two (2) business days of the execution of this Agreement (the "Closing"). The Closing shall occur at 11:00 a.m. Chicago time, at the offices of Altheimer & Gray, 10 S. Wacker Drive, Chicago, IL 60606. The date of the Closing is hereinafter referred to as the "Closing Date."

                                  ARTICLE II
                  PURCHASER'S REPRESENTATIONS AND WARRANTIES

     Each Purchaser represents and warrants, solely with respect to itself and its purchase hereunder and not with respect to any other Purchaser or the purchase hereunder by any other Purchaser (and no Purchaser shall be deemed to make or have any liability for any representation or warranty made by any other Purchaser), to the Company as set forth in this Article II. No Purchaser makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by a Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

     2.1  Purchase for Own Account.  Purchaser is purchasing the Convertible
          ------------------------
Securities for investment and for Purchaser's own account and not with a view toward or in connection with the public sale or distribution thereof. Purchaser will not resell the Convertible Securities or any securities which may be issued upon conversion thereof except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment until such time as the Convertible Securities and/or the Conversion Shares are registered for resale pursuant to the Securities Act or an exemption from such registration is available (and such securities are sold), and that the Company has no present intention of registering the Convertible Securities or the Conversion Shares other than as contemplated by the Registration Rights Agreement. By making the representations in this Section 2.1, Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of any of the Securities at any time pursuant to a registration statement or an exemption from registration under the Securities Act.

     2.2  Accredited Investor Status.  Purchaser is an "accredited investor" as
          --------------------------
that term is defined in Rule 501(a) of Regulation D.

     2.3  Reliance on Exemptions.  Purchaser understands that the Convertible
          ----------------------
Securities are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Convertible Securities.

     2.4  Information.  Purchaser and its counsel have been furnished or given
          -----------
access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Convertible Securities which have been specifically requested by Purchaser. Purchaser has been afforded the opportunity to ask questions of the Company and has received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Article III. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk. Purchaser acknowledges that the Company's filings available via the SEC's EDGAR document retrieval system as of November 20, 1998 shall be deemed available to the Purchasers.

     2.5  Governmental Review.  Purchaser understands that no United States
          -------------------
federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

     2.6  Transfer or Resale.  Purchaser understands that (i) except as provided
          ------------------
in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance
                                       --------
with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement). The Company may issue stop transfer instructions in the event that a Purchaser does not comply with the provisions in this Section 2.6.

     2.7  Legends.  Purchaser understands that, subject to Article V hereof, the
          -------
certificates for the Convertible Securities, and until such time as the Conversion Shares or Warrant Shares (as the case may be) have been registered under the Securities Act as contemplated by the Registration Rights Agreement or may be sold by Purchaser pursuant to Rule 144 or otherwise without registration, the certificates for the Conversion Shares or Warrant Shares (as the case may
be) will bear a restrictive legend (the "Legend") in the following form:
                                         ------

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     2.8  Authorization; Enforcement.  This Agreement and the Registration
          --------------------------
Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally.

     2.9  Residency.  Purchaser is a resident of the jurisdiction set forth
          ---------
under Purchaser's name on the signature page hereto executed by Purchaser.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each Purchaser as of the date hereof as set forth in this Article III. The Company makes no other representations or warranties, express or implied, to any Purchaser in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Company to any Purchaser in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement (provided the foregoing shall not limit the scope of the Company's representation and warranty in Section 3.9 hereof or any officer certification of the Company delivered at the Closing).

     3.1  Organization and Qualification.  The Company and each of its
          ------------------------------
subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse
                           -----------------------
effect on either (i) the business, operations, properties, financial condition, operating results or publicly-announced prospects (which prospects have not been publicly modified prior to November 20, 1998) of the Company and its subsidiaries, taken as a whole on a consolidated basis or (ii) the transactions contemplated hereby or the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement or any Ancillary Document.

     3.2  Authorization; Enforcement.  (a) The Company has the requisite
          --------------------------
corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement, and to issue and sell and perform its obligations with respect to, the Convertible Securities in accordance with the terms hereof and to issue the Conversion Shares in accordance with the terms and conditions of the Certificate of Designation and the Warrant Shares in accordance with the terms and conditions of the Warrant;
(b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company, the
execution and filing of the Certificate of Designations and the execution and delivery of the Warrant, and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Convertible Securities and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) have been duly authorized by all necessary corporate action and, except as set forth on Schedule 3.2 hereof, no
                                                       ------------
further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of the Nasdaq National Market System ("Nasdaq"), the National Association of
                               --------
Securities Dealers or otherwise); (c) this Agreement, the Registration Rights Agreement and the Convertible Securities have been (or will be when executed and delivered) duly executed and delivered by the Company; and (d) this Agreement, the Registration Rights Agreement and the Convertible Securities constitute (or will, when issued, constitute) legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally.

     3.3  Capitalization.  The capitalization of the Company, including the
          --------------
authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option and stock issuance plans, the number of shares reserved for issuance pursuant to securities (other than the Convertible Securities and those shares reserved under the Company's stock option and stock issuance plans) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be initially reserved for issuance upon conversion of the Convertible Securities and the exercise of the Warrants is set forth on Schedule
                                                                        --------
3.3.  All of such outstanding shares of capital stock have been, or upon
---
issuance will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Preferred Stock, the Conversion Shares and the Warrant Shares) are subject to preemptive rights or to the Company's knowledge after reasonable investigation any other similar rights of the stockholders of the Company or any liens or encumbrances (other than as caused by the Company's stockholders or the Purchasers). There are no antidilution or any similar provisions triggered (either alone or together with other action and either currently or after passage of time) by this Agreement or the issuance of the Convertible Securities or any securities which may be issued upon conversion or exercise thereof in accordance with the terms thereof.
Except as disclosed in Schedule 3.3, (i) there are no outstanding options,
                       ------------
warrants, scrip, legally binding rights to subscribe for, legally binding calls or legally binding commitments of any character whatsoever relating to, or securities or legally binding rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries (or any securities exercisable or exchangeable therefor or convertible thereto), or contracts, legally binding commitments, legally binding understandings or legally binding arrangements by which the Company or any of its subsidiaries is or may become (as a result of any of the foregoing in existence as of the date hereof) legally bound to issue additional shares of capital stock of the Company or any of its subsidiaries (or any such securities), and (ii) there are no legally binding agreements or legally binding arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to Purchaser true and correct copies of the Company's Certificate of Incorporation as currently in effect ("Certificate of Incorporation"), and the Company's By-laws as currently
         ----------------------------
in effect (the "By-laws"). The Company has set forth on Schedule 3.3 all
                -------                                 ------------
instruments and agreements (other than the Certificate of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (or any such securities) (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser). The Company shall provide Purchaser with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the date of the Closing.

     3.4  Issuance of Shares.  The Conversion Shares and Warrant Shares are duly
          ------------------
authorized and reserved for issuance, and, upon conversion or exercise (as the case may be) of the Convertible Securities in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances, except as created by the Purchasers, and will not be subject to preemptive rights, except as created by the Purchasers, or to the Company's knowledge after reasonable investigation other similar rights of stockholders of the Company. The Convertible Securities are duly authorized and reserved for issuance, and are validly issued, fully paid and non-assessable, and free from all taxes, liens claims and encumbrances (except as granted by the Purchasers) and are not and will not be subject to preemptive rights (except as granted by the Purchasers) or to the Company's knowledge after reasonable investigation other similar rights of stockholders of the Company (other than as created by the Purchasers). The Certificate of Designations has been duly filed (or will be) as of the Closing Date with the Secretary of State of the State of Delaware, and the Preferred Stock is (or shall be upon such filing) entitled to all of the rights, preferences and privileges set forth therein. The Board of Directors of the Company (the "Board") has unanimously approved the issuance of shares of Common Stock upon conversion of shares of Preferred Stock and upon the exercise of the Warrants pursuant to the terms hereof and thereof, including the circumstance where such conversion would, in the aggregate, require issuance in excess of twenty percent (20%) of the outstanding shares of Common Stock (the "Rule 4460(i) Authorization") and has unanimously recommended to the
---------------------------
stockholders of the Company the approval of the Rule 4460(i) Authorization. Accordingly, no further corporate authorization or approval (other than the Stockholder Approval (as defined in Section 4.13)) is required under the rules of Nasdaq with respect to the transaction contemplated by this Agreement, including, without limitation, the issuance of the Conversion Shares and the Warrant Shares and the inclusion thereof on Nasdaq.

     3.5  No Conflicts.  The execution, delivery and performance of this
          ------------
Agreement and the Registration Rights Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Convertible Securities, Conversion Shares and the Warrant Shares) does not and will not (a) result in a violation of the Certificate of Incorporation or By-laws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material

Adverse Effect), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, by-laws or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as set forth on Schedule 3.5, the
                                                       ------------
Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or the Convertible Securities or to perform its obligations in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of Nasdaq and does not reasonably anticipate that the Common Stock will be de-listed by Nasdaq for the foreseeable future.

     3.6  Registration and SEC Documents.  The Common Stock is registered under
          ------------------------------
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has been so registered since March 2, 1995. Except as disclosed in
Schedule 3.6, since March 2, 1995, the Company has timely filed all reports,
------------
schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after March 2, 1995 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC Documents"). The
                                                    -------------
Company has delivered or made available to each Purchaser true and complete copies of the SEC Documents, except for exhibits, schedules and incorporated documents (the SEC Documents filed prior to November 20, 1998, collectively, the "Filed SEC Documents"). As of their respective dates, the SEC Documents complied
 -------------------
in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is currently required to be updated or amended under applicable law and has not been updated or amended in a subsequent filing with the SEC by November 20, 1998. The financial statements of the Company included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim financial statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as clearly set forth as an actual or potential liability of the Company in the Filed SEC Documents, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with past practice and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or publicly-announced prospects (which prospects have not been publicly modified prior to November 20, 1998) of the Company and its subsidiaries taken on a whole. Except as otherwise permitted by the rules and regulations of the SEC, the Filed SEC Documents contain a complete and accurate list or description of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"). None of the Company, its
                                      --------
subsidiaries or, to the knowledge of the Company, any of the other parties thereto, is in breach or violation (or breach or violation alleged in writing) of any Contract, which breach or violation (or breach or violation alleged in writing) would have a Material Adverse Effect. Except as clearly set forth as such in the Filed SEC Documents, no event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a breach or default by the Company or its subsidiaries under any Contract which breach or default would have a Material Adverse Effect.

     3.7  Absence of Certain Changes.  Since December 31, 1997, there has been
          --------------------------
no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations or publicly-announced prospects (which prospects have not been publicly modified prior to November 20, 1998) of the Company, except as disclosed in Schedule 3.7
                                                                   ------------
or as clearly disclosed as such in the Filed SEC Documents filed with the SEC since December 31, 1997.

     3.8  Absence of Litigation.  Except as disclosed in Schedule 3.8, there is
          ---------------------                          ------------
no action, suit, proceeding, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect. To the knowledge of the Company, there are no facts which, if known by a potential claimant or governmental agency or authority, would reasonably be expected to have a Material Adverse Effect.

     3.9  Disclosure. No information (written or oral) relating to or concerning
          ----------
the Company and set forth in this Agreement or provided to Purchaser in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No material adverse fact (within the meaning of the federal securities laws of the United States) exists with respect to the Company or any of its subsidiaries which has not been publicly disclosed. The Company has not provided any Purchaser with any material non-public information. In making the foregoing representation and warranty, it is understood and agreed to that the Company has not provided any Purchaser with any projections prepared by or on behalf of the Company or any assurances concerning future stock prices.

     3.10 Acknowledgment Regarding Purchaser's Purchase of the Securities.  The
          ---------------------------------------------------------------
Company acknowledges and agrees that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between each Purchaser and the Company, are "arms-length", and that any statement made by Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Purchaser's purchase of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

     3.11  Current Public Information.  The Company is currently eligible to
           ---------------------------
register the resale of the Conversion Shares for the account of the Purchasers on a registration statement on Form S-3 under the Securities Act.

     3.12  No General Solicitation. Neither the Company, nor to the Company's
           -----------------------
knowledge after reasonable investigation any person acting on behalf of the Company, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

     3.13  No Integrated Offering.  Neither the Company, nor to the Company's
           ----------------------
knowledge after reasonable investigation any of its affiliates, nor to the Company's knowledge after reasonable investigation any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of each Purchaser to the extent relevant for such determination.

     3.14  No Brokers.  The Company has taken no action which would give rise to
           ----------
any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with PaineWebber Incorporated (the fees of which shall be paid in full by the Company).

     3.15  Acknowledgment of Dilution.  The number of Conversion Shares issuable
           --------------------------
upon conversion of the Convertible Securities may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors understand the nature of the securities being issued and sold hereunder and recognize that they have a potential dilutive effect. The board of directors of the Company has unanimously concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock and the Warrant Shares upon exercise of the Warrants is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

     3.16  Intellectual Property.  Each of the Company and its subsidiaries owns
           ---------------------
or possesses adequate and enforceable rights to use all material patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar material rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the
                                      -----------
conduct of its business as now being conducted and as previously described in the Company's Annual Report on Form 10-K for its most recently ended fiscal year. Except as clearly specified in the Filed SEC Documents, to the Company's knowledge after reasonable investigation, neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

     3.17  Foreign Corrupt Practices.  To the Company's knowledge after
           -------------------------
reasonable investigation, neither the Company, nor any of its subsidiaries, nor to the Company's knowledge after reasonable investigation, any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or, to the Company's knowledge after reasonable investigation, is currently in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, to the Company's knowledge after reasonable investigation, the Company and its subsidiaries have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, or with respect to, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

     3.18  Inapplicability of Rights Agreement. The Company and the Board have
           -----------------------------------
heretofore taken all necessary action and the Rights Agreement (as defined below) has heretofore been amended so that (a) no Purchaser (or any transferee, other than a Competitor (as herein defined), of Convertible Securities approved by the Company's Board of Directors, which approval shall not be unreasonably withheld) has ever been or will ever be included in the definition of "Acquiring Person" under the Company's Amended and Restated Rights Agreement dated as of December 18, 1998 between the Company and BankBoston, N.A. (the "Rights Agreement") by virtue of entry into this Agreement, any of the transactions contemplated hereby or the acquisition by such Purchaser (or such transferee) of any or all of the Securities and (b) none of the entry into this Agreement, any of the transactions contemplated hereby or the acquisition of Securities by the Purchaser (or any transferee, other than a Competitor, of Convertible Securities approved by the Company's Board of Directors, which approval shall not be unreasonably withheld) has ever caused or will ever cause under any circumstances whatsoever any adverse consequence to any of the Purchasers (or any of such transferees) or the Company pursuant to the Rights Agreement, including, without limitation, the occurrence of a Distribution Date (as defined in the Rights Agreement) or any adjustment to the Purchase Price (as defined in the Rights Agreement).

                                 ARTICLE IV
                                  COVENANTS

     4.1  Best Efforts.  The Company and each Purchaser shall use their best
          ------------
efforts to timely cause to be satisfied (consistent with the terms of the Transaction Documents (as defined herein)) each of the conditions described in Articles VI and VII of this Agreement.

     4.2  Securities Laws.  The Company agrees to file a Form D with respect to
          ---------------
the Securities with the SEC as required under Regulation D and to provide a copy thereof to each Purchaser or its counsel on or within twenty (20) days of the date of the Closing. The Company shall, on or prior to the date of the Closing, take such action as is necessary to sell the Securities to each Purchaser in accordance with applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to each Purchaser on or prior to the date of the Closing. Without limiting any of the Company's obligations under this Agreement, the Registration Rights Agreement or the Certificate of Designation or the Convertible Securities, from and after the date of the Closing, neither the Company nor any person acting on its behalf shall take any action which would adversely affect any exemptions from registration under the Securities Act with respect to the transactions contemplated hereby.

     4.3  Reporting Status.  So long as any Purchaser beneficially owns any of
          ----------------
the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     4.4  Use of Proceeds.  The Company shall use the proceeds from the sale of
          ---------------
the Preferred Stock and the Warrants for working capital and general corporate purposes.

     4.5  Restriction on Issuance of Securities.  For a period of three hundred
          -------------------------------------
and sixty five (365) days following the date of the Closing, the Company shall not issue or agree to issue (except (i) to Purchasers and their assignees pursuant to this Agreement and the Ancillary Agreements, (ii) to an industry partner(s) as part of "strategic investments" in the Company, (iii) in connection with the grant and/or exercise of options by employees, consultants or directors, (iv) in connection with direct stock issuances to employees, consultants or directors, (v) in exchange solely for existing securities, (vi) in exchange for the Securities, (vii) pursuant to the Stockholders Rights Plan and the Series A Preferred Stock, as amended, (viii) in connection with acquisitions of other companies, material technologies or business entities,
(ix) to equipment lessors or banks as an incentive in connection with an ordinary course of business equipment financings or commercial loans which is primarily for non-equity financing purposes, and (x) shares of Common Stock in accordance with Article V of the Company's indenture dated November 1, 1997 and Paragraph Nine of the notes thereunder) any equity securities at a price less than the fair market value thereof or any variably or re-set priced equity securities or equity like securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity or equity like securities of the Company) (each of the foregoing being a "Restricted Security").
 -------------------

     4.6  Expenses.  The Company shall pay to each Purchaser, or at its
          --------
direction, at the Closing, reimbursement for the expenses reasonably incurred by it and its affiliates and advisors in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, such Purchaser's and its affiliates' and advisors' due diligence and attorneys' fees and expenses (including the review and/or preparation of this Agreement, the Certificate of Designation, the Warrant and the Registration Rights Agreement (collectively, the "Transaction Documents"), the associated Registration
                    ---------------------
Statement and all related due diligence and other documents) (the "Expenses");
                                                                   --------
provided, however, that such reimbursement of Expenses for all Purchasers shall not exceed $75,000 in the aggregate. In addition, from time to time thereafter, upon any Purchaser's written request, subject to such $75,000 aggregate limit, the Company shall pay to such Purchaser such Expenses, if any, not so paid at the Closing and/or covered by such payment, in each case to the extent reasonably incurred by such Purchaser.

     4.7  Information.  The Company agrees to send the following reports to each
          -----------
Purchaser until such Purchaser transfers, assigns or sells all of its
Securities: (a) within five (5) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any proxy statements and any Current Reports on Form 8-K; and (b) within one (1) day after release, copies of all material press releases issued by the Company or any of its subsidiaries. The Company further agrees to promptly provide to any Purchaser any information with respect to the Company, its properties, or its business or Purchaser's investment as such Purchaser may reasonably request in writing; provided, however, that the Company shall not be required to give any Purchaser any material non-public information. If any information requested by a Purchaser from the Company contains material non-public information, the Company shall inform the Purchaser in writing that the information requested contains material non-public information and shall in no event provide such information to Purchaser without the express prior written consent of such Purchaser after being so informed; provided, however, that the Company shall not be required to give any Purchaser information subject to the attorney-client privilege or attorney work product privileges. To the extent any such information is confidential, Purchaser agrees to execute a customary confidentiality agreement prior to receipt of such information.

     4.8  [Intentionally Deleted]

     4.9  Listing.  For so long as any Purchaser owns any of the Securities, the
          -------
Company shall use its best efforts to continue the listing and trading of its Common Stock on The Nasdaq SmallCap Market, Nasdaq, the New York Stock Exchange, the American Stock Exchange, or, in accordance with the Certificate of Designation, on the over-the-counter electronic bulletin board, secure and maintain listing and trading of the Conversion Shares and Warrant Shares on such exchange, and comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of such exchange.

     4.10 Prospectus Delivery Requirement.  Each Purchaser understands that the
          -------------------------------
Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by such Purchaser of the Common Stock being sold, and each Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     4.11 [Intentionally Deleted]

     4.12 Corporate Existence.  Without limiting any rights of the holders of
          -------------------
Preferred Stock or Warrants, so long as any Purchaser beneficially owns any Preferred Stock or Warrants, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Preferred Stock outstanding as of the date of such transaction.

     4.13 Share Authorization. The Company shall, unless otherwise consented to
          -------------------
by each initial Holder (as defined in the Certificate of Designation), use its best efforts to obtain the Stockholder Approval (as defined below) no later than the Approval Date (as defined below). For purposes hereof, the "Approval
                                                                     --------
Date" means the earliest to occur of (i) sixty (60) days (one hundred and five
----
(105) days in the event of SEC review of the Company's proxy statement with respect to Stockholder Approval) following the earlier of a Trading Market Trigger Event (as herein defined) or the issuance to any Holder upon conversion of the Preferred Stock and/or exercise of the Warrants of a number of shares of the Company's Common Stock equal to 3.3% of the Company's outstanding

Common Stock as of the Closing Date, (ii) six (6) months from the Closing Date, or (iii) the Company's next annual meeting of stockholders. For purposes hereof, "Stockholder Approval" means authorization by the stockholders of the Company of
 --------------------
the issuance of shares of Common Stock upon conversion of shares of Preferred Stock pursuant to the terms hereof and the exercise of the Warrants pursuant to the terms thereof in the aggregate in excess of twenty percent (20%) of the outstanding shares of Common Stock and, if necessary, the elimination of any prohibitions under the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities on the Company's ability to issue shares of Common Stock in excess of the Cap Amount (as defined in the Certificate of Designation). In addition, the Company shall, unless otherwise consented to by each initial Holder, have a definitive proxy statement mailed to each stockholder of the Company at least twenty (20) days prior to the Approval Date. The Company shall deliver any SEC comments it receives with respect to its proxy statement to each Holder and will not file such proxy statement (or any revisions thereto), whether such proxy statement is in preliminary or definitive form, without the approval of each initial Holder (as defined in the Certificate of Designation), which approval shall not be unreasonably withheld or delayed.

     4.14 Conduct of Business.  So long as any Purchaser beneficially owns any
          -------------------
Securities, the business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance, rule, regulation, order, judgement or decree of any governmental entity, court or arbitration tribunal except for possible violations the sanctions for which either singularly or in the aggregate, would not have a Material Adverse Effect.

     4.15 Indemnification.  The Company will indemnify each Purchaser from and
          ---------------
against any fees and expenses sought or other claims made by PaineWebber Incorporated relating to this Agreement and the transactions contemplated hereby.

                                   ARTICLE V
                  LEGEND REMOVAL, TRANSFER, AND CERTAIN SALES

     5.1  Removal of Legend.  The Legend shall be removed and the Company shall
          -----------------
issue a certificate without any legend to the holder of any Security upon which such Legend is stamped, and a certificate for a Security shall be originally issued without the Legend, unless otherwise required by applicable state securities laws if (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary or otherwise reasonable for opinions of counsel (with the expense of such opinion paid by such holder) in comparable transactions to the effect that a sale or transfer of such Security may be made without registration under the Securities Act and without the inclusion of the Legend on the certificate for such Security or (c) such Security can be sold pursuant to Rule 144. Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter such Security may not be sold pursuant to an effective registration statement under the applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

     5.2  Transfer Agent Instructions.  The Company shall instruct its transfer
          ---------------------------
agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company upon, and in accordance with, the conversion of the Preferred Stock and the exercise of the Warrants. Such certificates shall bear a legend only in the form of the Legend and only to the extent permitted by Section 5.1 above. The Company warrants that no instruction other than such instructions referred to in this Article V, and no stop transfer instructions other than stop transfer instructions (i) to give effect to Section 2.6 hereof in the case of the Conversion Shares prior to registration of the Conversion Shares under the Securities Act, (ii) to comply with SEC or court order and (iii) to suspend the use of the Company's then effective Registration Statement(s) in the event an amendment or supplement thereto must be filed in order to make a statement therein not misleading or to correct the omission of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but, in the case of this clause (iii), only with respect to transfers under such Registration Statement and only during the pendency of a "Permitted Blackout" (as defined in the Registration Rights Agreement), will be
 ------------------
given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way a Purchaser's obligations and agreement set forth in Section 5.1 hereof to re-sell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. In addition, if (a) a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Purchaser transfers Securities to an affiliate or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Purchaser in order to effect such a transfer or sale. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article V, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. Purchasers shall not knowingly transfer or otherwise dispose of, in any private off-market offering, any Convertible Securities to any Competitor of the Company (or any of its subsidiaries). For purposes of this section, "Competitor" shall mean any person
                                              ----------
or entity engaged in the manufacture, sale, distribution, installation, relocation, engineering, commissioning or program management of microwave radio equipment that directly competes with the Company.

                                  ARTICLE VI
                CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     6.1  Conditions to the Company's Obligation to Sell.  The obligation of the
          ----------------------------------------------
Company hereunder to issue and sell the Convertible Securities to a Purchaser at the Closing is subject to the satisfaction, as of the date of the Closing and with respect to such Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          (i) Such Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.

          (ii) Such Purchaser shall deliver the applicable Purchase Price for the Convertible Securities purchased at the Closing.

          (iii) The representations and warranties of such Purchaser shall be true and correct as of the date when made and as of the Closing as though made at that time, and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by such Purchaser at or prior to the Closing.

          (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                  ARTICLE VII
             CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

          7.1  Conditions to the Closing.  The obligation of each Purchaser
               -------------------------
hereunder to purchase the Convertible Securities to be purchased by it on the date of the Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser (with respect to it) at any time in such Purchaser's sole discretion:

          (i) The Company shall have executed the signature page to this Agreement, the Warrant and the Registration Rights Agreement and delivered the same to Purchaser.

          (ii) The Company shall have delivered duly executed certificates for the Preferred Stock (in such denominations as Purchaser shall reasonably request) and the Warrant being so purchased by Purchaser at the Closing.

          (iii) The Common Stock shall be listed on Nasdaq, the New York Stock Exchange or the American Stock Exchange and trading in the Common Stock shall not have been suspended by Nasdaq, the New York Stock Exchange or the American Stock Exchange, the SEC or other regulatory authority and no de-listing or suspension shall be reasonably likely for the foreseeable future.

          (iv) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied in all material respects with the covenants and agreements required by any of this Agreement or the Ancillary Documents to be performed or complied with by the Company at or prior to the Closing. Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing to the foregoing effect and as to such other matters as may be reasonably requested by Purchaser.

          (v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (vi) Purchaser shall have received the officer's certificate described in Section 3.3, dated as of the Closing.

          (vii) Purchaser shall have received an opinion of the Company's outside legal counsel, dated as of the Closing from Brobeck, Phleger & Harrison LLP and in form and substance reasonably acceptable to Purchasers.

          (viii) The Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit D.
                                                                  ---------

          (ix) The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware and a copy thereof certified by the Secretary of State of Delaware shall have been delivered to Purchaser and the Certificate of Designation shall not have been amended, modified or rescinded.

          (x) The Company shall have received and delivered to Purchaser the third amendment under its existing credit facility with Union Bank, N.A. and Bank of America (the "Credit Agreement") and the Security Agreement thereunder, in each case satisfactory to Purchaser in its sole discretion.

                                 ARTICLE VIII
                         GOVERNING LAW; MISCELLANEOUS

     8.1  Governing Law; Jurisdiction.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of Delaware and the state courts located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     8.2  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties.

     8.3  Headings.  The headings of this Agreement are for convenience of
          --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     8.4  Severability.  If any provision of this Agreement shall be invalid or
          ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     8.5  Scope of Agreement; Amendments.  Except as specifically set forth
          ------------------------------
herein, no Purchaser makes any representation, warranty, covenant or undertaking with respect to the transactions contemplated hereby. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this

Agreement may be amended other than by an instrument in writing signed by the Company, each initial Purchaser and Purchasers holding a majority in interest of the Convertible Securities.

     8.6  Notice.  Any notice herein required or permitted to be given shall be
          ------
in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:
               P-Com, Inc.
               3175 S. Winchester Blvd.
               Campbell, California 95008
               Telecopy:  (408) 866-3678
               Attention:  Chief Financial Officer and
                           Chief Executive Officer

               with a copy to:
               Brobeck, Phleger & Harrison LLP
               2200 Geng Road
               Palo Alto, California 94303-0913
               Telecopy:  (650) 496-2733
               Attention: Warren T. Lazarow, Esq.

If to any Purchaser, to such address set forth under such Purchaser's name on the signature page hereto executed by such Purchaser. Each party shall provide notice to the other parties of any change in address.

     8.7  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, each Purchaser may assign its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Exchange Act, and to any permitted purchaser of Convertible Securities (in connection with a permitted transfer) without the consent of the Company so long as such affiliate or purchaser is an accredited investor and signs an assumption agreement. This provision shall not limit each Purchaser's right to transfer the Securities pursuant to the terms of this Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Certificate of Designation, the Warrants or the Registration Rights Agreement, the Securities may be pledged, and all rights of Purchaser under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with a Purchaser's margin or brokerage accounts.

     8.8  Third Party Beneficiaries.  This Agreement is intended for the benefit
          -------------------------
of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     8.9  Survival.  The representations and warranties and the agreements and
          --------
covenants set forth in Articles II, III, IV, V and VIII shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. Notwithstanding such survival, no party shall bring any claim or action after the second (2nd) anniversary of the Closing Date based upon a breach of such representations and warranties. The Company agrees to indemnify and hold harmless each Purchaser and each of each Purchaser's officers, directors, employees, partners, agents and affiliates for actual loss or damage to the extent arising as a result of (a) any breach by the Company of any of its representations or covenants set forth herein or (b) any cause of action, suit or claim brought or made against such indemnitee, other than by the Company solely for breach of this Agreement or any of the other Transaction Documents by the indemnitee or by governmental or regulatory authorities, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto or contemplated hereby, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Preferred Stock or the status of any Purchaser as an investor in the Company, except to the extent that such actual loss or damage directly results from a breach by such indemnitee of this Agreement or any of the Other Transaction Documents or from a violation of law. The right to indemnification shall include the right to advancement of expenses as they are incurred.

     8.10 Public Filings; Publicity. Immediately following execution of this
          -------------------------
Agreement, the Company shall issue a press release with respect to the transactions contemplated hereby. Prior to the expiration of three (3) days following the date of the Closing, the Company shall file a Form 8-K regarding the transaction contemplated by this Agreement; such Form 8-K shall have as exhibits thereto this Agreement, the Certificate of Designation, the Warrant and the Registration Rights Agreement. The Company and each Purchaser shall have the right to review before issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although each Purchaser shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof). Notwithstanding the foregoing, without further review or approval by the Purchasers or the consent of the Purchasers (provided such filing or press release was originally reviewed and consented to by the Purchasers, such filing or press release is not misleading, such filing or press release has not been subsequently determined to be incorrect in any material respect and the Purchasers do not otherwise reasonably request changes to or restrictions on use of such descriptions) the Company may continue to use the descriptions in the initial press release, the Form 8-K filing (if such filing has been previously reviewed and approved by the Purchasers), or any other press release or SEC filing previously reviewed by the Purchasers to describe the transactions contemplated hereby in future public SEC filings as required by law.

     8.11 Further Assurances.  Each party shall do and perform, or cause to be
          ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     8.12 Remedies.  No provision of this Agreement providing for any remedy to
          --------
a Purchaser or the Company shall limit any remedy which would otherwise be available to such Purchaser or the Company at law or in equity. Nothing in this Agreement shall limit any rights a Purchaser or the Company may have under any applicable federal or state securities laws with respect to the investment contemplated hereby.

     8.13 Termination.  In the event that the Closing shall not have occurred
          -----------
within two (2) business days of the execution of this Agreement, unless the parties agree otherwise, this Agreement shall terminate. No such termination shall relieve a party of its breach of this Agreement prior to such termination.

     8.14 No Reliance.  Each party acknowledges, without limiting any
          -----------
representations or warranties or rights or obligations under this Agreement or the Ancillary Documents, that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating the Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation or warranty of the other party in connection with entering into the Transaction Documents or such transactions (other than the representations made in this Agreement or the Registration Rights Agreement or certificates delivered at closing), and (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary.

     8.15 Integration.  This Agreement, the Certificate of Designation, Warrants
          -----------
and the Registration Rights Agreement (including all schedules and exhibits thereto and all certificates and opinions and other documents required thereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Certificate of Designation, the Warrants and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                                     * * *

     IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

PURCHASER:

CASTLE CREEK TECHNOLOGY PARTNERS LLC

BY: Castle Creek Partners LLC
ITS: Managing Member

BY: /s/ John D. Ziegelman
   ----------------------
NAME: John D. Ziegelman
TITLE: Managing Member

ADDRESS:                                        COPY TO:
          -----------------------                         --------------------




AGGREGATE NUMBER OF PREFERRED SHARES:
                                       ------

PURCHASER:

MARSHALL CAPITAL MANAGEMENT, INC.

BY: /s/ Allan Weine
    ---------------
NAME: Allan Weine
Title: President

ADDRESS:                                        COPY TO:
          -----------------------                         --------------------




AGGREGATE NUMBER OF PREFERRED SHARES:
                                       ------

PURCHASER:

CAPITAL VENTURES INTERNATIONAL

BY: Heights Capital Management, Inc.
ITS: Authorized Agent

BY: /s/ Michael L. Spolan
   ----------------------
NAME: Michael L. Spolan
TITLE: General Counsel and Secretary

ADDRESS:                                        COPY TO:
          -----------------------                         --------------------




AGGREGATE NUMBER OF PREFERRED SHARES:
                                       ------

COMPANY:
BY: /s/ George P. Roberts
   ----------------------
NAME: George P. Roberts
TITLE: Chairman and Chief Executive Officer

                                CERTIFICATE OF
                     DESIGNATIONS, PREFERENCES AND RIGHTS
                                      OF
              SERIES B CONVERTIBLE PARTICIPATING PREFERRED STOCK
                                      OF
                                  P-COM, INC.



     The undersigned, Michael J. Sophie hereby certifies that:

     (a) he is the duly elected and acting Vice President of Finance and Administration and Chief Financial Officer of P-Com, Inc., a Delaware corporation (the "Company");

     (b) pursuant to the authority conferred upon the Board of Directors of the Company by the Company Certificate of Incorporation (the "Certificate"), the Board of Directors on November 28, 1998, adopted the following resolutions creating a series of preferred stock designated as Series B Convertible Participating Preferred Stock;

     WHEREAS, the Certificate provides for a class of shares of Preferred Stock, issuable from time to time in one or more series without stockholder approval, and

     WHEREAS, the Board of Directors of the Company is authorized by the Certificate to determine the powers, rights, preferences, qualifications, limitations and restrictions granted to or imposed upon any such series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof;

     WHEREAS, the Board of Directors desires, pursuant to its authority as aforesaid to determine and fix the powers, rights, preferences, qualification, limitations and restrictions relating to series of Preferred Stock and the number of shares constituting, and the designation of, each such series;

     NOW THEREFORE, BE IT RESOLVED, that pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Certificate, a series of Preferred Stock is hereby created, and the Board of Directors hereby fixes and determines the designation of, the number of shares constituting, and the rights, privileges and restrictions relating to Series B Convertible Participating Preferred Stock as follows:

                           I. DESIGNATION AND AMOUNT

     The designation (this "Certificate of Designation") of this series, which consists of 20,000 shares of Preferred Stock of P-Com, Inc. a Delaware corporation (the "Company"), is the Series B Convertible Participating
                   -------
Preferred Stock (the "Preferred Stock") and the stated value shall be One
                      ---------------
Thousand Dollars ($1,000.00) per share (the "Face Amount").
                                             -----------

                                 II. DIVIDENDS

     The Preferred Stock will bear no dividends.

                           III. CERTAIN DEFINITIONS

     For purposes of this Certificate of Designation, the following terms shall have the following meanings:

     A.  "Bankruptcy Event" shall mean any one or more of the following: (i) the
          ----------------
commencement of any voluntary proceeding by the Company seeking entry of an order for relief under Title 11 of the United States Code or seeking any similar or equivalent relief under any other applicable federal or state law concerning bankruptcy, insolvency, creditors' rights or any similar law; (ii) the making by the Company of a general assignment for the benefit of its creditors; (iii) the commencement of any involuntary proceeding respecting the Company seeking entry of an order for relief against the Company in a case under Title 11 of the United States Code or seeking any similar or equivalent relief under any other applicable federal or state law concerning bankruptcy, insolvency, creditors' rights or any similar law; (iv) entry of a decree or order respecting the Company by a court having competent jurisdiction, which decree or order (x) results in the appointment of a receiver, liquidator, assignee, examiner, custodian, trustee, sequestrator (or other similar official) for the Company or for any substantial part of its property or (y) orders the winding up, liquidation, dissolution, reorganization, arrangement, adjustment, or composition of the Company or any of its debts; (v) the appointment, whether or not voluntarily by the Company, of a receiver, liquidator, assignee, examiner, custodian, trustee, sequestrator (or other similar official) for the Company or for any substantial part of its property; (vi) the failure by the Company to pay, or its admission in writing of its inability to pay, its debts generally as they become due; (vii) the exercise by any creditor of any right in connection with an interest of such creditor in any substantial part of the Company's property, including, without limitation, foreclosure upon all or any such part of the Company's property, replevin, or the exercise of any rights or remedies provided under the Uniform Commercial Code with regard thereto;
(viii) the making of, or the sending of a notice of, a bulk transfer by the Company; (ix) the calling by the Company of a general meeting of its creditors;
(x) the failure by the Company to file an answer or other pleading denying the material allegations of any proceeding described herein that is filed against it; and (xi) the consent by the Company to any of the actions, appointments, or proceedings described herein or the failure of the Company to contest in good faith any such actions, appointments, or proceedings.

     B.  "Closing Date" shall have the meaning set forth in the Securities
          ------------
Purchase Agreement, dated as of December 18, 1998, by and among the Company and the other signatories thereto (the "Securities Purchase Agreement").
                                    -----------------------------

     C.  "Closing Bid Price" means, for any security as of any date, the closing
          -----------------
bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to each initial holder of the Preferred Stock and the holders of the Preferred Stock (each, a "Holder") then
                                                                ------
holding a majority of the then outstanding shares of  Preferred Stock
("Majority Holders") if Bloomberg Financial Markets is not then reporting
  ----------------
closing bid prices of such security (collectively, "Bloomberg"), or if the
                                                    ---------
foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to each initial holder of the Preferred Stock and the Majority Holders, with the costs of such appraisal to be borne by the Company.

     D.  "Conversion Date" means the date on which the notice of conversion
          ---------------
attached hereto as Exhibit A (the "Notice of Conversion") is faxed (or
                   ---------       --------------------
delivered by other means) to and received by the Company; provided, however, that if such time of receipt is after 7:00 p.m., Eastern time, on a business day, or at any time on a day which is not a business day, the Conversion Date shall be the first business day following the date on which the Notice of Conversion is so delivered; provided, further that the Conversion Date shall be any future business day after the date of receipt of the Notice of Conversion as so specified by a Holder in the Notice of Conversion. The Conversion Date for the Required Conversion at Maturity shall be the Maturity Date (as such terms are defined herein). A Holder's facsimile machine-generated confirmation of receipt at the Company's facsimile number is definitive proof of receipt by the Company.

     E.  "Conversion Price" means, (i) the Fixed Conversion Price with respect
          ----------------
to any Conversion Date that occurs up to and including May 14, 1999 and (ii) the lower of the Fixed Conversion Price and the Variable Conversion Price with respect to any Conversion Date that occurs on or after May 15, 1999, each as in effect as of any such date and subject to adjustment as provided elsewhere herein; provided however, that if the Company does not achieve Ten Million
        ----------------
Dollars ($10,000,000) of bona fide, third-party, unaffiliated written contractual commitments for sales of its Point to Multipoint products and services (which are commercial systems that include central locations with various remote units sharing the capacity in the central location, and related installation and maintenance services) (the "Milestone") during the period beginning on the Closing Date and ending on March 24, 1999, then, as to fifty percent (50%) of the Preferred Stock originally held by each Holder, the Conversion Price with respect to any Conversion Date from and after March 25, 1999 through May 14, 1999 shall be the lower of the Fixed Conversion Price and the Variable Conversion Price, each as in effect as of any such date and subject to adjustment as provided elsewhere herein; provided further that if any material covenant of the Company's convertible bond indenture or bank agreement is breached and uncured (it being understood that any waiver (except for any waiver specified in the amendments contemplated by Section 7.1(x) of the Securities Purchase Agreement) shall not constitute cure) and which breach (without giving effect to any waiver) (except for any waiver specified in the amendments contemplated by Section 7.1(x) of the Securities Purchase Agreement)) would or could result in an acceleration (or which, with the passage of time or the giving of notice, would or could result in an acceleration) or which would give the counterparty to such agreement a right to accelerate the maturity of the debt owed by the Company to such counterparty, the Conversion Price on 100% of the Preferred Stock on any Conversion Date thereafter and prior to May 15, 1999 shall, until cure of such breach, be the lower of the Fixed Conversion Price and the Variable Conversion Price, each as in effect as of any such date and subject to adjustment as provided elsewhere herein. If the Company has not publicly announced by the close of business on March 26, 1999 that it has achieved the Milestone, then it is definitively presumed under this Certificate of Designation that the Company has not achieved the Milestone. If the Milestone has not been achieved by March 24, 1999, upon each conversion of Preferred Stock by a Holder prior to May 15, 1999, that Holder may elect whether that conversion will be counted against that Holder's 50% limit for variable priced conversions under this Section. The Conversion Price is also subject to adjustment as provided elsewhere herein.

     F.  "Fixed Conversion Price" means: (i) up to and including May 14, 1999
          ----------------------
two hundred percent (200%) of the average of the Closing Bid Prices of the common stock, $0.0001 par value per share, of the Company (the "Common Stock")
                                                                ------------
for the fifteen (15) consecutive trading days ending on the day prior to the Closing Date (the "Closing Price"); (ii) beginning on May 15, 1999 the lesser of
                   -------------
the Fixed Conversion Price as defined in (i) of this section and one hundred and five percent (105%) of the average of the Closing Bid Prices of the Common Stock for the fifteen (15) consecutive trading days immediately prior to and ending on May 14, 1999; (iii) if the Company has not obtained Stockholder Approval (as herein defined) by the Approval Date (as defined herein), then on each day thereafter until the Company obtains Stockholder Approval, the lesser of the Fixed Conversion Price in effect on such day and the Average Closing Bid Price (as herein defined) for the period beginning on, and including, such Approval Date through and including such day; (iv) if the Company has not obtained Stockholder Approval (as herein defined) by the Approval Date, then beginning on the date on which the Company obtains Stockholder Approval, the lesser of the Fixed

Conversion Price then in effect and the Average Closing Bid Price for the period beginning on, and including, such Approval Date through and including the date on which the Company obtained Stockholder Approval; (v) if the Registration Statement (as such term is defined in the Registration Rights Agreement, dated as of December 18, 1998, by and among the Company and the other signatories thereto (the "Registration Rights Agreement")) required to be filed by the
              -----------------------------
Company pursuant to Section 2.1 of the Registration Rights Agreement has not been declared effective by the SEC by the one hundred eightieth (180th) day following the Closing Date, then on each day thereafter until such Registration Statement is declared effective, the lesser of the Fixed Conversion Price in effect on any such day and the Average Closing Bid Price for the period beginning on, and including, the 180th day following the Closing Date through and including such day; and (vi) if the Registration Statement required to be filed by the Company pursuant to the Registration Rights Agreement has not been declared effective by the SEC by the 180th day following the Closing Date, beginning on the date on which such Registration Statement is declared effective, the lesser of the Fixed Conversion Price then in effect and the Average Closing Bid Price for the period beginning on, and including, the 180th day following the Closing Date through and including the date on which such Registration Statement is declared effective; in each case subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such period and in each case subject to further adjustment as provided elsewhere herein. For purposes of this Section F, "Average Closing Bid
                                                            -------------------
Price" shall mean the average of the five (5) lowest Closing Bid Prices during
-----
the applicable period (including the last day of the period); provided, however, that (x) in clauses (iii) and (iv), if fewer than five (5) trading days have elapsed between the Approval Date and the last day of the applicable period, Average Closing Bid Price shall mean the average of the Closing Bid Prices on each trading day during the period from and including the Approval Date through and including the last day of the applicable period, and; (y) in clauses (v) and
(vi), if fewer than five (5) trading days have elapsed between the 180th day following the Closing Date and the last day of the applicable period, Average Closing Bid Price shall mean the average of the Closing Bid Prices on each trading day during the period from and including the 180th day following the Closing Date through and including the last day of the applicable period.

     G.  "Lowest Trade Price" means, for any security as of any date, the lowest
          ------------------
trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the lowest reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the lowest trade prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Lowest Trade Price cannot be calculated for such security on such date on any of the foregoing bases, the Lowest Trade Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Company.

     H.   "Premium" means $1000 x (N/365) x (.06).
           -------

          N = the number of days from the Closing Date to, and including, the Conversion Date.

     I.   "Variable Conversion Price" means, as of any Conversion Date, 101% of
           -------------------------
the lowest average of the Closing Bid Prices of the Common Stock occurring over any three (3) consecutive trading days during the fifteen (15) consecutive trading day period ending the day prior to the applicable Conversion Date (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during the such fifteen (15) trading day period) subject to adjustment as provided elsewhere herein.

                                IV. CONVERSION

     A.   Conversion at the Option of the Holder.  Subject to the limitations
          --------------------------------------
on conversions contained in Section IV.G., each Holder may, at any time and from time to time convert (an "Optional Conversion") any or all of its shares of Preferred Stock into a number of fully paid and non-assessable shares of Common Stock determined, for each share of Preferred Stock so to be converted, in accordance with the following formula:

                    (Premium (accrued but unpaid) + $1000)

                             ---------------------
                               Conversion Price

     B.   Mechanics of Conversion.  In order to effect an Optional
          -----------------------
Conversion, a Holder shall fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Company (substantially in the form attached hereto) (the "Notice of Conversion"). As soon as possible following receipt by the Company of the fax copy of a Notice of Conversion from a Holder, the Company shall send, via fax, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Company expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Company regarding the conversion. No later than one
(1) business day after receipt of such confirmation of receipt to Notice of Conversion the Holder shall surrender or cause to be surrendered to a reputable overnight courier for next business day delivery (two (2) business day delivery if from outside the United States) to the Company or its designee (provided such designee is located in the continental United States and provided that the Company must deliver to each Holder notice including the name, address, and facsimile number of such designee; such designee will not be considered designated for the purpose of this Section until ten (10) days after receipt of such notice by each Holder), the certificates representing the Preferred Stock being converted (the "Preferred Stock Certificates") and a copy of the Notice of
                      ----------------------------
Conversion (or, in lieu thereof, materials contemplated by Section XIV.B, if applicable).

     C.  Delivery of Common Stock Upon Conversion.  Upon the delivery of a
         ----------------------------------------
Notice of Conversion, the Company shall, no later than the later of (a) the third (3rd) business day following the Conversion Date (provided the recipient is a U.S. addressee and the Company has received delivery of the Preferred Stock Certificates (or satisfaction of the provisions of Section XIV.B, if applicable) and (b) the day that is the first business day following the date of delivery of the Preferred Stock Certificates (or satisfaction of the provisions of Section XIV.B, if applicable) (the "Delivery
                                                                      --------
Period"), deliver to the Holder (or at its direction) (x) that number of shares
------
of Common Stock issuable upon conversion of such shares of Preferred Stock being converted and (y) a certificate representing the number of shares of Preferred Stock not being converted, if any. The person or persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares at the close of business on the Conversion Date and such shares shall be issued and outstanding as of such date.

     D.  Taxes. The Company shall pay any and all taxes (other than transfer
         -----
taxes) which may be imposed with respect to the issuance and delivery of the shares of Common Stock pursuant to conversion of the Preferred Stock.

     E.  No Fractional Shares.  No fractional shares of Common Stock are to be
         --------------------
issued upon the conversion of Preferred Stock, but the Company shall instead round up to the next whole number the number of shares of Common Stock to be issued upon such conversion.

     F.  Conversion Disputes.  In the case of any dispute with respect to a
         -------------------
conversion, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with Sections IV.A and IV.C hereof. If such dispute involves the calculation of the Conversion Price, the Company shall submit the disputed calculations to an independent accounting firm of national standing, reasonably acceptable to Holder, via facsimile within five (5) business days of receipt of the Notice of Conversion. The accounting firm shall audit the calculations and notify the Company and the Holder of the results no later than five (5) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. As soon as possible thereafter, the Company shall then issue the appropriate number of shares of Common Stock in accordance with Sections IV.A and IV.C hereof.

     G.  Limitation on Conversions.  The conversion of shares of Preferred
         -------------------------
Stock shall be subject to the following limitations (each of which limitations shall be applied independently):

         (i)  Cap Amount. Prior to Stockholder Approval, unless otherwise
              ----------
permitted by the Nasdaq National Market System or unless such rules are no longer applicable to the Company, in no event shall the total number of shares of Common Stock issued upon conversion of the Preferred Stock and exercise of the Warrants (as defined in the Securities Purchase Agreement) exceed the maximum number of shares of Common Stock that the Company can without stockholder approval so issue pursuant to Nasdaq Rule 4460(i) (or any successor rule) (the "Cap Amount") upon the conversion of the Preferred Stock and the exercise of the Warrants, which, as of the date of initial issuance of shares of Preferred Stock and Warrants, shall be eight million, seven hundred six thousand, four hundred and eighty three (8,706,483) shares. The Cap Amount shall be allocated pro-rata to the Holders as provided in Section XIV.C. A Holder's allocable portion of the Cap Amount shall be applicable to both shares of Preferred Stock and Warrants held by it and shall be applied to such Preferred Stock and Warrants on the basis of the time of conversion or exercise, as the case may be, thereof. In the event the Company is prohibited from issuing shares of Common Stock as a result of the operation of this subparagraph (i), the Company shall comply with Article VIII.

          (ii) Five Percent Holdings.  Notwithstanding anything to the contrary
               ---------------------
contained herein, the Preferred Stock shall not be convertible by a Holder to the extent (but only to the extent) that, if convertible by such Holder, such Holder would beneficially own in excess of 4.9% of the shares of Common Stock. To the extent the foregoing limitation applies, the determination of whether Preferred Stock shall be convertible (vis-a-vis other securities owned by such Holder) and of which Preferred Stock shall be convertible (as among shares of Preferred Stock) shall be made by the Holder and submission of the Preferred Stock for conversion shall be deemed to be the Holder's determination of whether such Preferred Stock is convertible (vis-a-vis other securities owned by such Holder) and of which shares of Preferred Stock are convertible (as among shares of Preferred Stock), subject to such aggregate percentage limitation. No prior inability to convert Preferred Stock pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of convertibility. For the purposes of this Section, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be made in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D and G thereunder. The provisions of this Section may be implemented in a manner otherwise than in strict conformity with the terms of this Section with the approval of the Board of Directors of the Company and a Holder: (i) with respect to any matter to cure any ambiguity herein, to correct this subsection (or any portion thereof) which may be defective or inconsistent with the intended 4.9% beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such 4.9% limitation; and (ii) with respect to any other matter, only with the further consent of the holders of majority of the then outstanding shares of Common Stock. For clarification, it is expressly a term of this security that the limitations contained in this Section shall apply to each successor Holder of Preferred Stock.

     H.   Required Conversion at Maturity.  Subject to the limitations set
          -------------------------------
forth in Section IV.G. and provided all shares of Common Stock issuable upon conversion of all outstanding shares of Preferred Stock and exercise of all outstanding Warrants (in each case, without giving effect to any limitation on conversion or exercise) are then (collectively, the "Liquidity Conditions") (i)
                                                     --------------------
authorized and reserved for issuance, (ii) registered under the Securities Act of 1933, as amended (the "Securities Act") for resale by all Holders of such
                          --------------
shares of Preferred Stock and Warrants, (iii) listed for trading on any of the Nasdaq National Market System, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, each share of Preferred Stock outstanding on the third (3rd) anniversary of the Closing Date (the "Maturity
                                                                     --------
Date") (and any accrued and unpaid Conversion Default Payments), automatically
----
shall be converted into shares of Common Stock on such date in accordance with the conversion formula set forth in Section IV.A (the "Required Conversion at
                                                       ----------------------
Maturity"), except as to any Holder who elects otherwise in the event that a
--------
Bankruptcy Event or Event Within Company Control (as defined herein) or Override Election Event (as defined herein) has occurred and is continuing (or any facts and circumstances exist which, if continued, would give rise to a Event Within Company Control or Override Election Event). If a Required Conversion at Maturity occurs, the Company and the Holders shall follow the applicable conversion procedures set forth in this
Article IV; provided, however, that a Notice of Conversion shall be deemed to be delivered to the Company on the Maturity Date. In the event that the limitations set forth above or in Section IV.G prevent the conversion of all of the Preferred Stock on the Maturity Date, any unconverted Preferred Stock shall continue to be subject to Required Conversion at Maturity as set forth in this
Section IV.H at such time as the limitations set forth above and in Section IV.G no longer prevent such conversion. Each share of Preferred Stock which, as a result of the limitations above or in Section IV.G (except the limitations of Section IV.G(ii)), remains unconverted at the Maturity Date, shall remain fully convertible in accordance with this Certificate of Designation until such time as the limitations set forth above and in Section IV.G (except those of Section IV.G(ii)) no longer prevent such conversion and such limitations have not prevented such conversion for a period of sixty (60) days, and such share is in fact converted pursuant to this Section. Each share of Preferred Stock which as a result of the limitations of Section IV.G(ii) remains unconverted at the Maturity Date, shall remain fully convertible in accordance with the Certificate of Designation until such time as the limitations of Section IV.G(ii) no longer prevent such conversion and such share is in fact converted pursuant to this Section.

     I.   Electronic Transmission.  In lieu of delivering physical certificates
          -----------------------
representing the Common Stock issuable upon conversion, upon request of a Holder, the Company shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system or other electronic delivery system selected by Holder upon reasonable notice.

              V. RESERVATION OF AUTHORIZED SHARES OF COMMON STOCK

     A.   Reserved Amount.  The Company shall have authorized and reserved
          ---------------
and keep available for issuance not less than seventeen million (17,000,000) shares of Common Stock (subject to equitable adjustment for any stock splits, stock dividends, reclassification or similar events) (the "Reserved Amount")
                                                           ---------------
solely for the purpose of effecting the conversion of the Preferred Stock and the Warrants. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for the full conversion of all outstanding Preferred Stock and exercise of the Warrants and issuance of the shares of Common Stock in connection therewith (in each case without giving effect to any limitation on conversion or exercise thereof). The Reserved Amount shall be allocated among the Holders as provided in Section XIV.C.

     B.   Increases to Reserved Amount.  Without limiting any other provision
          ----------------------------
of this Article V, if the Reserved Amount for any five (5) consecutive trading days (the last of such five (5) trading days being the "Authorization Trigger
                                                        ---------------------
Date") is less than one hundred fifty percent (150%) of the number of shares of
----
Common Stock issuable on such trading days upon conversion of the then outstanding Preferred Stock and exercise of the then outstanding Warrants (in each case without giving effect to any limitation on conversion or exercise thereof) then the Company shall promptly (but in any event within three (3) business days) notify the Holders of such occurrence and shall use its best efforts (including solicitation of stockholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to two hundred percent (200%) of the number of shares of Common Stock issuable upon conversion of the then outstanding Preferred Stock and exercise of all outstanding Warrants (in each case, without giving effect to any limitation on conversion or exercise thereof).

                  VI. COMPLIANCE WITH CAP AMOUNT RESTRICTIONS

     A.   Share Authorization.  The Company shall, unless otherwise consented
          -------------------
to by each initial Holder, use its best efforts to obtain the Stockholder Approval (as defined below) no later than the Approval Date (as defined below). For purposes hereof, the "Approval Date" means the earliest to occur of (i)
                          -------------
sixty (60) days (one hundred and five (105) days in the event of SEC review of the Company's proxy statement with respect to Stockholder Approval) following the earlier of a Trading Market Trigger Event (as herein defined) or the issuance to any Holder upon conversion of the Preferred Stock and/or exercise of the Warrants of a number of shares of the Company's Common Stock equal to 3.3% of the Company's outstanding Common Stock as of the Closing Date, (ii) six (6) months from the Closing Date, or (iii) the Company's next annual meeting of stockholders. For purposes hereof, "Stockholder Approval" means authorization by
                                    --------------------
the stockholders of the Company of the issuance of shares of Common Stock upon conversion of shares of Preferred Stock pursuant to the terms hereof and the exercise of the Warrants pursuant to the terms thereof in the aggregate in excess of twenty percent (20%) of the outstanding shares of Common Stock and, if necessary, the elimination of any prohibitions under the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities on the Company's ability to issue shares of Common Stock in excess of the Cap Amount. In addition, the Company shall, unless otherwise consented to by each initial Holder, have a definitive proxy statement mailed to each of stockholder of the Company at least twenty (20) days prior to the Approval Date. The Company shall deliver any SEC comments it receives with respect to its proxy statement to each Holder and will not file such proxy statement, (or any revisions thereto) whether such proxy statement is in preliminary or definitive form, without the approval of each initial Holder, which approval shall not be unreasonably withheld or delayed.

     B.   Obligation to Notify. If at any date following the Closing Date
          --------------------
the then unissued portion of any Holder's Cap Amount is less than one hundred and seventy-five percent (175%) of the number of shares of Common Stock then issuable upon conversion of such Holder's shares of Preferred Stock and exercise of such Holder's Warrants (in each case without giving effect to any limitation on conversion or exercise thereof) (a "Trading Market Trigger Event"), the
                                       ----------------------------
the Company shall within three (3) business days notify the Holders of such occurrence.

                      VII. FAILURE TO SATISFY CONVERSIONS

     A.   Conversion Default Payments.  If, at any time, (x) a Holder submits
          ---------------------------
a Notice of Conversion (or is deemed to submit such notice pursuant to Section IV.H) and the Company fails for any reason (other than because such issuance would exceed such Holder's allocated portion of the Cap Amount, for which failure the Holders shall have the remedies set forth in Article VIII) to deliver, on or prior to the expiration of the Delivery Period for such conversion, such number of shares of Common Stock to which such Holder is entitled upon such conversion, or (y) the Company provides notice (including by way of public announcement) to any Holder at any time of its intention not to issue shares of Common Stock upon exercise by any Holder of its conversion rights in accordance with the terms of this Certificate of Designation (other than because such issuance would exceed such Holder's allocated portion of the Cap Amount) (each of (x) and (y) being a "Conversion Default"), then if, in the
                                          ------------------
case of (x), following the tenth (10th) business day following the Conversion Date, or in the case of (y), the tenth (10th) day following receipt by the Holder of notice of the Company's intention not to issue shares, the Company continues to fail for any reason, in the case of clause (x) above, to deliver such shares of Common Stock to which such Holder is entitled upon such conversion, or in the case of clause (y) above, to retract such public notice, then the Company shall pay to the affected Holder, in the case of a Conversion Default described in clause (x) above, and to each Holder, in the case of a Conversion Default described in clause (y) above, an amount equal to one percent (1%) of the Face Amount of the Preferred Stock with respect to which the Conversion Default exists (which amount shall be deemed to be the aggregate Face Amount of all then outstanding Preferred Stock in the case of a Conversion Default described in clause (y) above) for each subsequent day such Conversion Default exists, up to a maximum of the theretofore unpaid portion of the Total Amount. The "Total Amount" shall be the limitation on aggregate payments under
             ------------
Sections VII.A and VIII.C of this Certificate of Designation and Section 2.3 of the Registration Rights Agreement and shall be equal to thirty three percent (33%) of the aggregate Face Amount of Preferred Stock originally outstanding pursuant to the Securities Purchase Agreement. In the event of a Conversion Default, the applicable Holder shall not be entitled to receive more than its previously unpaid allocable portion of the Total Amount (as provided in Section XIV.C hereof).

     The payments to which a Holder shall be entitled pursuant to this
Section VII.A are referred to herein as "Conversion Default Payments."
                                         ---------------------------
Conversion Default Payments shall be made the fifth (5th) business day following written demand by a Holder for payment therefor and otherwise in accordance with and subject to the provisions of Section XIV.E. "Cure Date" means (i) with respect to a Conversion Default described in clause (x) of its definition, the date the Company effects the conversion of the portion of the Preferred Stock submitted for conversion and (ii) with respect to a Conversion Default described in clause (y) of its definition, the date the Company undertakes in writing to issue Common Stock in satisfaction of all conversions of Preferred Stock in accordance with the terms of this Certificate of Designation (provided the Company in fact thereafter so satisfies such conversions).

     B.   Adjustment to Conversion Price.  If a Holder has not received
          ------------------------------
certificates for all shares of Common Stock prior to the tenth (10th) day after the expiration of the Delivery Period with respect to a conversion of Preferred Stock for any reason (other than because such issuance would exceed such Holder's allocated portion of the Cap Amount, for which failure the Holders shall have the remedies set forth in Article VIII), then the Holder, upon written notice to the Company, may void its Notice of Conversion with respect to, and retain or have returned, as the case may be, any shares of Preferred Stock that have not been converted pursuant to such Holder's Notice of Conversion; provided that the voiding of a Holder's Notice of Conversion shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to Section VII.A or otherwise, and the Fixed Conversion Price in respect of any shares of Preferred Stock held by such Holder (including any shares as to which the Notice of Conversion has been so voided) shall thereafter be the lesser of (i) the Fixed Conversion Price on the Conversion Date specified in the Notice of Conversion which resulted in the Conversion Default and (ii) the average of the three (3) lowest Closing Bid Prices occurring during the fifteen (15) consecutive trading day period ending on the earlier of the Cure Date and the date such Holder voided the Notice of Conversion, or a shorter period if the Company cures such failure or such Holder voids such shares prior to the fifteenth (15th) trading day after the Conversion Date specified in the Notice of Conversion which resulted in the Conversion Default. If there shall occur a Conversion Default of the type described in clause (y) of Section VII.A, then the Fixed Conversion Price with respect to any conversion thereafter shall be the lower of the Fixed Conversion Price and the average of the three (3) lowest Closing Bid Prices occurring during the fifteen (15) consecutive trading day period ending on the Cure Date, or a shorter period if the Company retracts such statement prior to the fifteenth (15th) trading day after the Holder's receipt of the notice which resulted in the Conversion Default. The Fixed Conversion Price shall thereafter be subject to further adjustment under this Certificate of Designation to the extent such adjustments result in a lower Fixed Conversion Price.

                     VIII.  CONSEQUENCES OF CERTAIN EVENTS

     A.   Events Within Company Control. An "Event Within Company Control" means
          -----------------------------      ----------------------------
any one of the following events, provided such event is Within the Company's Control (as herein defined):

          (i) (A) the Company does not file the Registration Statement required to be filed by the Company pursuant to Section 2.1 of the Registration Rights Agreement, within thirty (30) days of the Closing Date; (B) the Company fails to use its best efforts to obtain effectiveness of the Registration Statement or to have solicited by proxy, and to obtain, the Stockholder Approval prior to the Approval Date; (C) the Company does not respond to written or oral comments from the SEC or its staff regarding such Registration Statement or such proxy statement, as applicable, as soon as practicable (it is understood that the Company has an obligation to provide all such SEC comments to all Holders and to offer the Holders the opportunity to review and comment on such SEC comments; it is further understood that each Holder has only a limited time to respond to the Company under the Registration Rights Agreement and hereunder and that, failing such response, a Holder is deemed to accept the Company's response to the SEC's comments); or (D) the Company fails to request acceleration of effectiveness of such registration statement from the SEC as soon as practicable, but in any case within three (3) business days of the actual knowledge of a senior officer or the Company's outside counsel that the SEC and the staff of the SEC have no comments (or further comments, as the case may be) concerning such Registration Statement; except if any such failure under this clause (i) was caused by an Act of God or was required by injunction or court or

SEC order, provided that the Company shall have used its best efforts to oppose, remove and appeal such order or injunction;

          (ii) upon a valid conversion of Preferred Stock or valid exercise of Warrants by any Holder, the Company fails for any reason to issue shares of Common Stock within ten (10) business days after the expiration of the Delivery Period with respect to any such conversion of Preferred Stock or exercise of Warrants (other than because such issuance would exceed such Holder's allocated portion of the Cap Amount or other than to the extent the Company does not have sufficient shares of Common Stock which are authorized but not outstanding with which to honor such conversion or exercise), except if such failure was caused by an Act of God or was otherwise Outside the Company's Control (as defined below) or was required by injunction or court or SEC order, provided that the Company shall have used its best efforts to oppose, remove and appeal such order or injunction;

          (iii) the Company fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the Holders of Preferred Stock or Warrants upon conversion of the Preferred Stock or exercise of the Warrants (as the case may be) as and when required by Section 5.1 and 5.2 of the Securities Purchase Agreement, except if such failure was caused by an Act of God or was otherwise Outside the Company's Control or was required by injunction or court or SEC order, provided that the Company shall have used its best efforts to oppose, remove and appeal such order or injunction;

          (iv) the Company provides notice to any Holder, including by way of public announcement, at any time, of its intention not to issue shares of Common Stock to any Holder upon conversion in accordance with the terms of this Certificate of Designation (other than because such issuance would exceed such Holder's allocated portion of the Cap Amount, or other than to the extent the Company does not have sufficient shares of Common Stock which are authorized but not outstanding with which to honor such conversion or exercise), except if such notice was required by injunction or court or SEC order or was otherwise Outside the Company's Control, provided that the Company shall have used its best efforts to oppose, remove and appeal such order or injunction;

          (v) the Company knowingly commits any act or omission which constitutes a breach of any material covenant or other material term of this Certificate of Designation, the Warrants, the Securities Purchase Agreement or the Registration Rights Agreement, except if the facts underlying such breach are the subject matter under another clause of this Section VIII.A or under
Section VIII.C, and except if such breach was caused by an Act of God or was required by injunction or court or SEC order or was otherwise Outside the Company's Control, provided that the Company shall have used its best efforts to oppose, remove and appeal such order or injunction;

          (vi) subject to clause (ii) of Section VIII.H the Company's execution or performance of its obligations under this Certificate of Designation, the Warrants, the Securities Purchase Agreement or the Registration Rights Agreement (the "Documents") constitutes an actual breach under any
                       ---------
existing agreement of the Company (or would cause a default or acceleration (or right of acceleration) under such existing agreement), or the Company enters into any new agreement under which performance of any material obligation under the Documents would be a breach or cause a default or acceleration (or right of acceleration) under such new agreement, unless the entry into such new agreement was required by injunction or court or SEC order, provided that the Company shall have used its best efforts to oppose, remove and appeal such order or injunction or unless such breach (and the consequences thereof, including any cross-defaults) are not material to the Company;

          (vii) the Company knowingly commits any act or omission which constitutes a breach of any representation or warranty (at the time made) contained in any of the Securities Purchase Agreement, the Registration Rights Agreement, the Certificate of Designation, the Warrant, or any officer's certificate given in writing in connection with the issuance of the Preferred Stock if the facts underlying such breach would have a Material Adverse Effect or such breach would have a material adverse effect on a Holder with respect to its investment in the Securities (as defined in the Securities Purchase Agreement);

          (viii) the Company fails to increase the Reserved Amount as required hereby within ten (10) days following an Authorization Trigger Date if such increase requires solely approval of the Company's Board of Directors, unless such failure was required by injunction or court or SEC order, provided that the Company shall have used its best efforts to oppose, remove and appeal such order or injunction or was caused by an Act of God;

          (ix) the Company knowingly and materially breaches any agreement involving indebtedness for borrowed money or purchase price, other than as set forth in the Schedule of Exceptions to the Securities Purchase Agreement, the breach of which results in the acceleration or right of acceleration (or with the passage of time or the giving of notice or both would result in the acceleration or right of acceleration) of the maturity of such debt owed by the Company, or which would (or, with the passage of time or the giving of notice or both, would) give rise to a right to accelerate the maturity of such debt, unless such breach was caused by an Act of God or was otherwise Outside the Company's Control or was required by injunction or court or SEC order, provided that the Company shall have used its best efforts to oppose, remove or appeal such order or injunction or unless such breach (and the consequences thereof, including any cross-defaults) are not material to the Company (taking into account the Company's good faith contesting off its rights and obligations thereunder); or

          (x) without the consent of each initial Holder and the Majority Holders, (A) the Company fails to use its best efforts to avoid the occurrence of an Override Election Event, or (B) if an Override Election Event occurs and is continuing and the Company fails to make an Override Election for a period of ten (10) business days, or (C) the Company makes an Override Election under
Section VIII.D hereof and fails to pay to the Holders, without having first made a voluntary filing under Chapter 11 of the United States Bankruptcy Code, the amounts required under that Section at the times required under that Section, unless any such failure was caused by an Act of God or was required by injunction or court or SEC order, provided that the Company shall have used its best efforts to oppose, remove and appeal such order or injunction; or

     An event shall be "Outside the Company's Control" if the event shall be caused by factors beyond the Company's control (notwithstanding the Company having used its best efforts to avoid the occurrence of such event).

     An event shall be "Within the Company's Control" if such event was a voluntary choice by the Company or was otherwise within the Company's control.

     B.   Consequences of Events Within Company Control. Upon the occurrence of
          ---------------------------------------------
an Event Within Company Control, each Holder shall have the right to elect at any time and from time to time by delivery of a Redemption Notice (as defined herein) to the Company to require the Company to purchase for cash for an amount per share equal to the Redemption Amount (as defined herein), any or all of the then outstanding shares of Preferred Stock held by such Holder; provided, however, that if the Company has used its best efforts to avoid such Event Within Company Control, and not more than five (5) prior Events Within Company Control and/or Override Election Events have occurred, such election must be made prior to the cure (if possible) of such Event Within Company Control; provided further that no inability to make an election pursuant to the immediately foregoing proviso shall relieve the Company of any of its obligations under this Certificate of Designation or the other Transaction Documents (as defined in the Securities Purchase Agreement) or limit any rights or remedies of the Holder hereunder or thereunder, in each case with respect to the facts and circumstances giving rise to such Event Within Company Control. If a Holder asserts by service of a Redemption Notice that an Event Within Company Control has occurred, the service of such a Redemption Notice shall be a definitive determination of the occurrence of such an Event within Company Control unless the Company within five (5) business days provides a detailed written statement to each Holder explaining why such purported Event Within Company Control was not an Event Within Company Control.

     C.   Override Election Events. An "Override Election Event" means any one
          ------------------------      -----------------------
of the following:

          (i) any event which, but for the fact that it was not knowingly committed by the Company or was required by injunction, court or SEC order, or was caused by an Act of God or was otherwise Outside the Company's Control or was not Within the Company's Control, would be an Event Within Company Control;

          (ii) the Common Stock (or any portion thereof) is suspended from trading on any of, or de-listed (or unauthorized) for trading on any of, the Nasdaq National Market System, the Nasdaq SmallCap Market, the American Stock Exchange, or the New York Stock Exchange for an aggregate of five (5) trading days in any nine (9) month period;

          (iii) the Registration Statement required to be filed by the Company pursuant to Section 2.1 of the Registration Rights Agreement is not declared effective by the one hundred and eightieth (180th) day following the Closing Date;

          (iv) a Registration Statement required to be filed by the Company pursuant to the Registration Rights Agreement, after being declared effective, cannot be utilized by the holders of Registrable Securities (as defined in the Registration Rights Agreement) for the re-sale of all Registrable Securities for a period of ten (10) consecutive business days or for an aggregate of more than twenty (20) days in any twelve month period (not including any Permitted Blackouts) (as defined in the Registration Rights Agreement));

          (v) if shareholder approval is required for the Company to increase the Reserved Amount as required hereby, the Reserved Amount is not so increased within sixty (60) days (or one hundred and five (105) days in the event of SEC review) following an Authorization Trigger Date;

          (vi) the Company fails to obtain the effectiveness of any amendment to an existing registration statement or of any new registration statement within five (5) business days (in the case of an amendment) or within ten (10) days following a Registration Trigger Date (as defined in the Registration Rights Agreement) (in the case of a new registration statement), in each case as required by Section 2.3 of the Registration Rights Agreement;

          (vii) the Company fails to obtain the Stockholder Approval on or before the Approval Date;

          (viii) the Company at any time fails to fully honor a valid conversion of Preferred Stock or a valid exercise of Warrants because the Company does not have sufficient shares of Common Stock which are authorized but not outstanding with which to honor such conversion or exercise; or

          (ix)   a Bankruptcy Event occurs.

     D.   Consequences of Override Election Events. Upon the occurrence of an
          ----------------------------------------
Override Election Event, the Company may elect (an "Override Election"), within
                                                    -----------------
five business days following notice to the Company of the occurrence of such an event, to pay each Holder its pro rata portion, in cash, three percent (3%) the first week, and five percent (5%) per week thereafter, of the sum of the aggregate Face Amount of the Preferred Stock originally issued by the Company plus any accrued and unpaid Premium with respect thereto, until such event no longer exists, but in no event shall the Company be required to pay more than the Total Amount, and in no event shall the Company pay any Holder more than such Holder's theretofore unpaid allocable portion of the Total Amount (as determined pursuant to Section XIV.C hereof). Any Override Election by the Company shall be made by written notice to each Holder (via facsimile with a copy by reputable overnight courier). Regardless of the number of Override Elections, the Company shall not be required to pay more than the theretofore unpaid portion of the Total Amount.

     E.   Definition of Redemption Amount.  The "Redemption Amount" with respect
          -------------------------------        -----------------
to a share of Preferred Stock means an amount equal to the greater of (i) 1.33 times the aggregate Face

Amount of the Preferred Stock for which a demand is being made and (ii) an amount determined by the following formula:

        ( Face Amount + Premium + other applicable amounts due )  x  M
        --------------------------------------------------------
                                      C P

   where:

     "CP" means the Conversion Price in effect on the date of the Redemption
      --
Notice; and

     "M" means the highest Closing Bid Price of the Company's Common Stock
      -
during the period beginning on the date of the Redemption Notice and ending on the date of the redemption, as reported on the principal securities exchange or trading market on which the Common Stock is traded.

     F.   Redemption Defaults.  The Company shall pay a Holder the Redemption
          -------------------
Amount, in cash, with respect to each share of Preferred Stock which is subject to a written notice electing such redemption (a "Redemption Notice") within five
                                                 -----------------
(5) business days of the Company's receipt of such Redemption Notice. In the event the Company is not able to purchase all of the shares of Preferred Stock subject to Redemption Notices, the Company shall redeem shares of Preferred Stock from each Holder pro rata, based on the total number of shares of Preferred Stock included by such Holder in the Redemption Notice relative to the total number of shares of Preferred Stock in all of the Redemption Notices; provided the foregoing shall not be deemed to limit the Company's obligation to purchase shares of Preferred Stock hereunder. In addition, and notwithstanding anything to the contrary contained in this Section VIII.F, so long as the Company is prevented from redeeming shares of Preferred Stock pursuant to this
Section VIII.F, the Company shall be (and shall be deemed to be) in breach of the redemption obligations set forth in this Article VIII and each Holder shall have all rights and remedies under this Certificate of Designation or otherwise at law for damages, with respect to such breach. In addition, during any such period, without the prior written consent of each initial Holder, the Company shall not enter into any agreement, consummate any transaction or otherwise operate its business in any way outside of the ordinary course of the Company's business. Furthermore, in this event, each Holder, upon written notice to the Company, may void its Redemption Notice with respect to, and retain or have returned, as the case may be, any shares of Preferred Stock that have not been redeemed pursuant to such Holder's Redemption Notice; provided that the voiding of a Holder's Redemption Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice of voiding pursuant to this Section.

     G.   Additional Cap Amount Remedies. Upon the occurrence of an Override
          ------------------------------
Election Event described in clause (vii) of Section VIII.C, any Holder who is at any time thereafter prohibited from converting its Preferred Stock or exercising its Warrants as a result of the Cap Amount may, notwithstanding the Cap Amount or restrictions with respect thereto, in addition to its other rights under this
Article VIII or otherwise, provided at least one hundred thousand dollars ($100,000) aggregate Face Amount of the Preferred Stock remains outstanding or Warrants to purchase one hundred thousand (100,000) shares of Common Stock (appropriately adjusted for stock splits, combinations and the like) remain outstanding, elect to require the Company to use its best efforts to list its Common Stock on the over-the-counter electronic bulletin board and to honor all valid conversions and exercises, notwithstanding and without giving effect to the Cap Amount restrictions. After any such election, the Company shall so use its best efforts and so honor all conversions and exercises and the Cap Amount shall no longer apply to the Preferred Stock or Warrants for all purposes.

     H.   Capital Impairment and Bank Document Limitation.
          -----------------------------------------------

          (i) In the event that Section 160 of the Delaware General Corporation Law ("GCL"), would be violated by the redemption of any shares of Preferred
      ---
Stock that are otherwise subject to redemption pursuant to this Article VIII, the Company: (I) will redeem the greatest number of shares of Preferred Stock possible without violation of said Section; (II) the Company thereafter shall use its best efforts to take all necessary steps permitted pursuant to this Certificate of Designation and the agreements entered into in connection with the issuance of Preferred Stock pursuant thereto in order to remedy its capital structure in order to allow further redemptions without violation of said Section (and not take any action inconsistent with so remedying such capital structure); and (III) from time to time thereafter as promptly as possible the Company shall redeem shares of Preferred Stock at the request of a Holder to the greatest extent possible without causing a violation of Section 160 of the GCL (such redemption to be at the greater of the redemption price in effect at the time of the original Event Within Company Control giving rise to such violation and the redemption price which would be applicable for an Event Within Company Control at the time of such later election under this clause (III)). In the event the Company is not able to redeem all the shares of Preferred Stock subject to Redemption Notices, the Company shall redeem shares of Preferred Stock from each Holder pro rata, based on the total number of shares of Preferred Stock included by such Holder in the Redemption Notice relative to the total number of Preferred Stock in all Redemption Notices. In addition, and notwithstanding anything to the contrary contained in this Section VIII.H, so long as the Company is prevented from redeeming shares of Preferred Stock pursuant to this Section VIII.H, the Company shall be (and shall be deemed to be) in breach of the redemption obligations set forth in this Article VIII and each Holder shall have all rights and remedies under this Certificate of Designation or otherwise at law for damages, with respect to such breach. In addition, during any such period, without the prior written consent of each initial Holder, the Company shall not enter into any agreement, consummate any transaction or otherwise operate its business in any way outside of the ordinary course of the Company's business.

          (ii) In the event that the certain Credit Agreement dated as of May 15, 1998 among the Company and certain lenders, amended as of December 17, 1998 (the "Credit Agreement"), or any extension thereof or replacement facility which
      ----------------
does not adversely affect the rights, privileges or preferences of the Preferred the Stock or the Holders thereof in any manner and to any extent materially greater than such rights, privileges and preferences and such Holders are, as of the initial issuance of the Preferred Stock, already adversely affected as a result of the terms of the Credit Agreement (collectively, the "Loan
                                                                ----
Documents"), would be violated by the redemption of, or Override Election
---------
payments with respect to, any shares of Preferred Stock that are otherwise subject to redemption or Override Election payments pursuant to this Article VIII, the Company: (I) will redeem the greatest number of shares of Preferred Stock possible and make the greatest Override Election payments possible, in each case, without violation of the Loan Documents; (II) the Company thereafter shall use its reasonable best efforts to take all reasonably necessary steps permitted pursuant to this Certificate of Designation and the agreements entered into in connection with the issuance of Preferred Stock would not result in a violation or breach hereunder or thereunder) in order to allow further redemptions and Override Election payments without violation of the Loan Documents (including, without limitation replacement of or repayments under under such Loan Documents); and (III) from time to time thereafter as promptly as possible the Company shall redeem shares of Preferred Stock at the request of a Holder to the greatest extent possible without causing a violation of the Loan Documents. In the event the Company is not able to redeem all the shares of Preferred Stock subject to Redemption Notices due to limitations in the Loan Documents, the Company shall redeem shares of Preferred Stock from each Holder pro rata, based on the total number of shares of Preferred Stock included by such Holder in the Redemption Notice relative to the total number of Preferred Stock in all Redemption Notices. In addition, and notwithstanding anything to the contrary contained in this Article VIII, so long as the Company is prevented from redeeming shares of Preferred Stock or from making Override Election payments pursuant to this Section VIII.H, the Company shall not be (and shall not be deemed to be) in breach of such obligations set forth in this Article VIII.

     I.   Redemption at Company's Option.
          ------------------------------

          (i) (A) So long as no Override Election Event and no Event Within Company Control shall have occurred and remain uncured (such cure to have been effective for at least the six (6) immediately preceding consecutive months), and provided the Company is not then (and has not for the immediately preceding six (6) consecutive months been) in violation of any of its material obligations under the Securities Purchase Agreement, the Warrants, the Registration Rights Agreement or this Certificate of Designation, then the Company shall have the right to redeem for cash ("Redemption at Company's Election") all the then
                           --------------------------------
outstanding Preferred Stock (or a Partial Redemption as set forth below) for the Optional Redemption Amount (as herein defined), which right shall be exercisable by delivery of an Optional Redemption Notice (as defined herein) in accordance with the procedures set forth below. The Company shall have the right to redeem for cash (a "Partial Redemption", also a Redemption at Company's Election) less
             ------------------
than all the then outstanding Preferred Stock for the Optional Redemption Amount upon delivery of an Optional Redemption notice in accordance with the procedures set forth below, provided that (x) such Partial Redemption is allocated pro rata among the Holders, based upon the number of shares of Preferred Stock held by each Holder, and (y) such Partial Redemption is of at least five million dollars ($5,000,000) and, if more than $5,000,000, equal to an integer multiple of one million dollars ($1,000,000) greater than $5,000,000. If the aggregate Optional Redemption Amount for all outstanding shares of Preferred Stock is less than $5,000,000, no Partial Redemption is permitted. Notwithstanding the delivery of an Optional Redemption Notice, the Holders shall have the right to convert up to and including the Effective Time of Redemption (as defined herein).

               (B)  The Company may, subject to the other provisions of this
Article VIII (including of this clause (i)), effect a Redemption at Company's Election in the following circumstances:

                    (1) on the dates set forth below, if the Closing Bid Price of the Common Stock as of the tenth (10th) day immediately preceding both the Optional Redemption Notice and the redemption itself is less than seventy-five percent (75%) of the Closing Price. The "Optional Redemption Amount" with
                                         --------------------------
respect to each share of Preferred Stock under this clause (1) means X% of the sum of the Face Amount plus accrued but unpaid Premium plus any other amounts due with respect thereto, where "X" is determined according to the following schedule.

          Redemption Dates (from the Closing Date)          "X"
          ----------------------------------------          ---
                           180 days                         130%
                           270 days                         125%
                           360 days                         120%

                         If a Redemption Date as set forth in the table above
falls on a weekend or on a national holiday, the Redemption Date shall be the next business day following the day set forth in the table.

                    (2) at any time after the second anniversary of the Closing Date if the Closing Bid Price of the Common Stock for ten (10) consecutive trading days immediately prior to the deliver of an Optional Redemption Notice and on the date of redemption exceeds two hundred percent (200%) of the applicable Fixed Conversion Price. The "Optional Redemption Amount" with respect
                                        --------------------------
to each share of Preferred Stock under this clause (2) means one hundred and fifteen percent (115%) of the sum of the Face Amount plus accrued but unpaid Premium plus any other amounts due with respect thereto.

                    (3) at any time after the second (2nd) anniversary of the Closing Date and simultaneously with the closing of a firm commitment underwriting for at least a minimum of eight dollars ($8.00) per share (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events) for a minimum aggregate amount of thirty million dollars ($30,000,000). The Company may not effect a redemption pursuant to this clause
(3) unless, simultaneously with the service of the Optional Redemption Notice, the Company provides to the Holders a letter from a nationally recognized underwriting firm advising the Holders that such firm is highly confident that it can effect such underwriting. The "Optional Redemption Amount" with respect to each share of Preferred Stock under this clause (3) means the greater of (x) one hundred and twenty percent (120%) of the sum of the Face Amount plus the accrued and unpaid Premium plus any other amounts due with respect thereto, and
(y) an amount determined by the following formula:

          (  Face Amount + Premium + other applicable amounts due  )    x  M
           --------------------------------------------------------
                                       C P
  where:

     "CP" means the Conversion Price in effect on the date of the Redemption
      --
Notice; and

     "M" means the highest Closing Bid Price of the Company's Common Stock
      -
during the period beginning on the date of the Redemption Notice and ending on the date of the redemption, as reported on the principal securities exchange or trading market on which the Common Stock is traded.

                    (4) at any time after the first (1st) anniversary of the Closing Date and before the second (2nd) anniversary of the Closing Date. The "Optional Redemption Amount" with respect to each share of Preferred Stock under this clause (4) means the greater of (x) one hundred and sixty percent (160%) (annualized from the Closing Date to the date of redemption pursuant to this clause (4)) of the sum of the Face Amount plus the accrued and unpaid Premium plus other amounts due with respect thereto, and (y) an amount determined by the formula contained in clause (3)(y) hereof.

          (ii) The Company may not deliver an Optional Redemption Notice for a redemption for cash unless such redemption is with respect to all then-outstanding shares of Preferred Stock (or as otherwise contemplated in clause
(i)(A) above) and unless the Company has ("Funding Availability"):  (a) the full
                                           --------------------
amount of the Optional Redemption Amount in cash, available in a demand or other immediately available account in a bank or similar financial institution; or (b) immediately available credit facilities, in the full amount of the Optional Redemption Amount in cash with a bank or similar financial institution (or binding commitment letters with respect thereto which commitment letters shall be subject only to commercially reasonable conditions to closing as to which the Company's Board of Directors has made a good faith business judgment will be fulfilled to permit consummation of the redemption hereunder); or (c) an agreement with a standby underwriter or qualified buyer ready, willing and able to purchase from the Company a sufficient face amount or number of shares or any debt or equity securities, subject to the limitations contained in the Securities Purchase Agreement and herein, to provide net proceeds in the full amount of the Optional Redemption Amount; or (d) a combination of the items set forth in the preceding clauses (a), (b) and (c), aggregating the full amount of the Optional Redemption Amount in cash. The Company may not deliver an Optional Redemption Notice and the Company may not effect a Redemption at Company's Election unless all of the Common Stock issuable upon conversion of the Preferred Stock (at the time of delivery of the Optional Redemption Notice and for each day thereafter through the Effective Time of Redemption) is covered by an effective Registration Statement and all such Common Stock can be sold pursuant thereto at all times during such period and all other Liquidity Conditions (as defined in Section III.H hereof) are then met. Any Optional Redemption Notice delivered in accordance with the foregoing shall be accompanied by a statement executed by a duly authorized officer of the Company certifying that the Company has Funding Availability and by other appropriate documentation as evidence of the other provisions of this Section.

          (iii) The Company shall effect the Redemption at Company's Election under this Section VIII.I by delivering written notice thereof (the "Optional
                                                                     --------
Redemption Notice") on a business day that is at least 30 days, and not more
-----------------
than 60 days, prior to the date on which such redemption is to become effective (the "Effective Time of Redemption") to each Holder at the facsimile number of
      ----------------------------
each Holder appearing in the Company's register for the Preferred Stock. Once the Company has made such an Election, it is irrevocable and binding. The Optional Redemption Notice shall be deemed to have been delivered to a Holder:
(i) if such fax is received by such Holder on or prior to 3:00 p.m. New York time, on the date of transmission of the Company's fax; and (ii) if such fax is received by Holder after 3:00 p.m. New York time, on the next business day following the date of transmission provided that, for any notice required under this subsection to be valid, a copy of such notice must be sent to the Holders on the same day by overnight courier.

          (iv) The Optional Redemption Amount shall be paid to each Holder on the third (3rd) day following the Effective Time of Redemption.

          (v) If the Company fails to pay, when due and owing, any Optional Redemption Amount, then each Holder entitled to receive such Optional Redemption Amount shall have the right, at any time and from time to time, to require the Company, upon written notice, to immediately convert (in accordance with the terms of and subject to the limitations contained in Article IV) any or all of the shares of Preferred Stock which are the subject of Redemption at Company's Election into shares of Common Stock at the lower of the Fixed Conversion Price and the lowest Conversion Price in effect following the Effective Time of Redemption. In the event of such a default, (a) any future right to effect a Redemption at Company's Election would be forfeited, and (b) if the average of the lowest Closing Bid Prices of the Common Stock for any three (3) trading days (the "Lowest Trade Average") during the during the period (the "Trade Period")
      --------------------                                      ------------
beginning on the date of the Optional Redemption Notice and ending on the Effective Time of Redemption is lower than the Fixed Conversion Price, then the Fixed Conversion Price shall be adjusted to the Lowest Trade Average.

          (vi) Commencing upon the date that is 181 days from the Closing Date the Company may, upon advance notice by the Company as provided below and upon receipt from a Holder of a Notice of Conversion with a Conversion Price that is less than seventy-five percent (75%) of the Closing Price, elect to pay to such Holder the "Equivalent Value" of the conversion in cash. In order for the
            ----------------
Company to elect to pay Equivalent Value with respect to conversions as aforesaid during any given calendar month, the Company must give written notice to the Holders at least ten (10) days prior to the first day of that calendar month. Once the Company makes such an election, it is irrevocable and binding for the entire following calender month. Any such notice shall be effective for conversions for no more than one calendar month. If the Company sets a maximum amount on the total Equivalent Value payments for a given calendar month, such amount shall be allocated pro rata among the Holders. In the event of a default in payment of Equivalent Value following such a notice, any right to effect additional conversions for Equivalent Value shall be forfeited. The Equivalent Value with respect to each share of Preferred Stock is computed according to the following formula:

          Closing Bid Price on
          the Conversion Date           x   A
        --------------------------
          Conversion Price on
          the Conversion Date

          A = $1000 + Premium (accrued but unpaid) + other amounts owing in respect of such shares

          Payment of Equivalent Value shall be made within three (3) business days of the receipt of a Notice of Conversion.

          (vii) If the Company redeems all outstanding shares of Preferred Stock pursuant to this Article VIII and simultaneously issues securities for the purpose of creating proceeds to effect such redemption, such issuance shall not of itself constitute a breach of any obligations of, or limitations imposed on, the Company under Sections IX.A, XIII.C or XIII.D hereof.

                           IX.  RANK; PARTICIPATION

     A.   Rank.  All outstanding shares of the Preferred Stock shall rank (i)
          ----
prior to the Common Stock; (ii) prior to any other class of capital stock of the Company now outstanding and prior to any class or series of capital stock of the Company hereafter created (unless, with the consent of the Holders obtained in accordance with Article XIII hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Preferred
                                               ---- -----
Stock) (collectively, with the Common Stock, "Junior Securities"); (iii) pari
                                              -----------------          ----
passu with any class or series of capital stock of the Company hereafter created
-----
(with the consent of the Holders obtained in accordance with Article XIII hereof) specifically ranking, by its terms, on parity with the Preferred Stock (the "Pari Passu Securities"); and (iv) junior to any class or series of capital
      ---- ----- ----------
stock of the Company hereafter created (with the consent of the Holders obtained in accordance with Article XIII hereof) specifically ranking, by its terms, senior to the Preferred Stock (the "Senior Securities"); in each case as to
                                    -----------------
dividends or as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

     B.   Participation.  Subject to the rights of the holders (if any) of Pari
          -------------                                                    ----
Passu Securities and Senior Securities, each Holder shall, as a Holder of
-----
Preferred Stock, be entitled to dividends paid and distributions made to the holders of Common Stock to the same extent as if such Holder had converted all of the Preferred Stock held by such Holder on the record date for such dividends or distributions into Common Stock (without regard to any limitations on conversion herein or elsewhere contained) at the Conversion Price applicable on such record date and such Common Stock had been issued on the day before such record date. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

                          X.  LIQUIDATION PREFERENCE

     A.   Liquidation of the Company.  If a Bankruptcy Event shall occur and, on
          --------------------------
account of any such event, the Company shall liquidate, dissolve or wind up, or if the Company shall otherwise liquidate, dissolve or wind up (a "Liquidation
                                                                  -----------
Event"), no distribution shall be made to the Holders of any shares of capital
-----
stock of the Company (other than Senior Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders shall have received the Liquidation Preference (as herein defined) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders and holders of Pari Passu Securities shall be
                                              ---- -----
insufficient to permit the payment to such Holders of the preferential amounts payable thereon, then the entire assets and funds of the Company legally available for distribution to the Preferred Stock and the Pari Passu Securities
                                                          ---- -----
shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

     B.   Certain Acts Not a Liquidation.  The purchase or redemption by the
          ------------------------------
Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other entity nor the sale or transfer by the Company of less than substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company.

     C.   Definition of Liquidation Preference.  The "Liquidation Preference"
          ------------------------------------        ----------------------
with respect to a share of Preferred Stock means an amount equal to the Face Amount thereof plus the accrued but unpaid Premium and other amounts unpaid hereunder, including without limitation Redemption Amounts and Override Election Amounts, with respect thereto plus any other amounts that may be due from the Company with respect thereto through the date of final distribution. The Liquidation Preference with respect to any Pari Passu Securities shall be as set
                                           ---- -----
forth in the charter of the Company.


         XI.  ADJUSTMENTS TO THE CONVERSION PRICE; CERTAIN PROTECTIONS

     The Conversion Price shall be subject to adjustment from time to time as follows:

     A.   Stock Splits, Stock Dividends, Etc.  If at any time on or after the
          ----------------------------------
Closing Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be proportionately increased.

     B.   Certain Public Announcements.  In the event that (i) the Company makes
          ----------------------------
a public announcement that it intends to consolidate or merge with any other entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and there is no issuance thereof) (or that any subsidiary of the Company will merge or consolidate with any other person (other than a merger in which the Company issues no securities)) or to sell or transfer all or substantially all of the assets of the Company or (ii) any person, group or entity (including the Company) publicly announces a tender offer in connection with which such person, group or entity seeks to purchase 50% or more of the Common Stock (the date of the announcement referred to in clause (i) or (ii) of this paragraph is hereinafter referred to as the "Announcement Date"), then the
                                                  -----------------
Conversion Price shall, effective upon the Announcement Date and continuing through the consummation of the proposed tender offer or transaction or the Abandonment Date (as defined below), be equal to the lesser of (x) the Conversion Price calculated as provided in Article IV and (y) the Conversion Price which would have been applicable for a conversion occurring on the Announcement Date (and in each case of (x) and (y), the Conversion Price shall be deemed to be the lesser of the Fixed Conversion Price and the Variable Conversion Price prior to May 15, 1999). From and after the Abandonment Date, as the case may be, the Conversion Price shall be determined as set forth in
Article IV. The "Abandonment Date" means with respect to any proposed
                -----------------
transaction or tender offer for which a public announcement as contemplated by this paragraph has been made, the date which is sixteen (16) trading days after the date upon which the Company (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer which causes this paragraph to become operative.

     C.   Major Transactions.  Except in the case of a Common Stock Major
          ------------------
Transaction (as defined below), if the Company shall consolidate or merge with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for Common Stock constituting less than twenty percent (20%) of the Company's Common Stock then outstanding)) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock (each of the foregoing being a "Major Transaction"), then each Holder shall thereafter be entitled to (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain its Preferred Stock and such Preferred Stock shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless or whether (a) applies, receive consideration, in exchange for each share of Preferred Stock held by it, equal to the greater of, as determined in the sole discretion of such Holder: (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a holder of the number of
      -------------------------------
shares of Common Stock delivered upon conversion of such shares of Preferred Stock would have been entitled upon such Major Transaction had the Holder exercised its right of conversion (without regard to any limitations on conversion herein or elsewhere contained) (at the lesser of the Fixed Conversion Price and the Variable Conversion Price (prior to, on or after May 15, 1999)) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) one hundred twenty five percent (125%) of the Face Amount plus accrued and unpaid premiums of such shares of Preferred Stock in cash; and the Company shall make lawful provision for the forgoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under the Registration Rights Agreement to assume all of the Company's obligations under the Registration Rights Agreement. In the event that the Company shall consolidate or merge with any corporation in a transaction in which common stock of the surviving corporation or parent thereof (the "Exchange Securities") is issued to the holders of Common Stock in such transaction in exchange for all such Common Stock, and (a) the Exchange Securities are publicly traded, (b) the average daily trading volume of the Exchange Securities reported by Bloomberg during the ninety (90) day period ending on the date on which such transaction is publicly disclosed is greater than two million dollars ($2,000,000) per day, (c) the historical one hundred
(100) day volatility of the Exchange Securities reported by Bloomberg during the period ending on the date on which such transaction is publicly disclosed is greater than fifty percent (50%) and (d) the last sale price of the Exchange Securities on the date immediately before the date on which such transaction is publicly disclosed is not less than sixty five percent (65%) of the last sale price of the Exchange Securities on any day during the twenty (20) trading day period ending on such date (in each case as reported by Bloomberg) (a "Common Stock Major Transaction"), then each Holder shall following consummation of such transaction have the right to receive solely, in exchange for each share of Preferred Stock held by it, consideration equal to the number of shares of stock or securities or property issued or paid in such Common Stock Major Transaction to which a holder of the number of shares of Common Stock which would have been delivered upon conversion of a share of Preferred Stock would have been entitled upon such Common Stock Major Transaction had the Holder of such share of Preferred Stock exercised its right of conversion (without regard to any limitations on conversion herein or elsewhere contained) (at the lesser of the Fixed Conversion Price and the Variable Conversion Price (prior to, on or after May 15, 1999)) with respect to such share of Preferred Stock on the trading date immediately preceding the public announcement of the transaction resulting in such Common Stock Major Transaction and had such
Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Common Stock Major Transaction; and the Company shall make lawful provision for the foregoing as a part of such Common Stock Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under the Registration Rights Agreement to assume all of the Company's obligations under the Registration Rights Agreement. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction or Common Stock Major Transaction, as
the case may be, (each, a "Transaction") but not prior to the public announcement of such Transaction, the Company shall deliver written notice ("Notice of Transaction") to each Holder, which Notice of Transaction shall
  ---------------------
be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Transaction. Such Notice of Transaction shall indicate the amount and type of the Transaction consideration which such Holder would receive under this Section. If the Major Transaction consideration does not consist entirely of United States currency, such Holder may elect to receive United States currency in an amount equal to the value of the Major Transaction
Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of the Holder's receipt of the Notice of Transaction.

     D. If George Roberts or Michael Sophie, during the period from December 1, 1998 until the date which is three hundred and sixty five (365) days from the Closing Date, and while an officer or director, directly or indirectly, offer, sell, transfer, assign, pledge, or otherwise dispose of any shares of Common Stock, or any securities directly or indirectly convertible into or exercisable or exchangeable for, or warrants, options or rights to purchase or acquire shares of Common Stock (all such securities, "Options") or enter into any agreement, contract, arrangement or understanding with respect to any such offer, sale, transfer, assignment, pledge or other disposition of any Common Stock or Options, in each case based upon a price of the Common Stock less than the Fixed Conversion Price on the Closing Date (as adjusted for stock splits, stock dividends, reclassifications or similar events during such period), then, if the Lowest Trade Price during the period beginning on such date and ending on the date twenty (20) days following public announcement of such event is less than the Fixed Conversion Price, then the Fixed Conversion Price shall be adjusted to such Lowest Trade Price. The adjustments of this Section XI.D shall not apply if and after the Company is sold or with respect to transfers made for bona fide estate planning (for creation of trusts for spouses and relatives) and/or charitable purposes (provided any transfers by such a transferee shall be treated as a transfer by the transferor).

     E.   Issuance of Other Securities.  If, at any time after the Closing Date
          ----------------------------
the Company shall issue any securities which are convertible into or exchangeable or exercisable for Common Stock ("Convertible Securities") either
                                               ----------------------
(i) at a conversion, exercise or exchange rate based on a specified percentage discount from the market price of the Common Stock at the time of conversion, exercise or exchange or based upon a market-based rate (for clarification, a discount would not include standard price-based anti-dilution protection provisions) or (ii) with a fixed conversion, exchange or exercise price less than the Fixed Conversion Price, then, at the Holder's option: (x) in the case of clause (i), the Variable Conversion Price in respect of any conversion of Preferred Stock after such issuance shall be calculated utilizing the greatest discount applicable to any such Convertible Securities or, as applicable, such market-based rate, and (y) in the case of clause (ii), the Fixed Conversion Price shall be reduced to such lesser conversion, exchange or exercise price (in each case of (x) and (y), subject to further adjustments as provided in this Certificate of Designation (including pursuant to this Section E)). This prohibition shall not apply to issuances (1) in connection with the issuance to or grant and/or exercise by employees, consultants or directors of stock or options, (2) pursuant to the Stockholders Rights Plan and the Series A Preferred Stock, as amended as of the Closing Date (or thereafter with the consent of each initial Holder and each initial Holder and the Majority Holders), or (3) in connection with acquisitions of other companies, material technologies or business entities.

     F.   [Intentionally Deleted].

     G.   [Intentionally Deleted].

     H.   Notice of Adjustments.  Upon the occurrence of each adjustment or
          ---------------------
readjustment pursuant to this Article XI, the Company, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Preferred Stock.

                              XII. VOTING RIGHTS

     The holders of Preferred Stock shall have no voting power whatsoever, except as otherwise provided by applicable law.

     Notwithstanding the above, the Company shall provide each Holder with prior notification of any meeting of the stockholders (and copies of proxy materials and all other information sent to stockholders). If the Company takes a record of its stockholders for the purpose of determining stockholders entitled to (a) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or (b) to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed merger, consolidation, liquidation, dissolution or winding up of the Company, the Company shall fax a notice to each Holder, at least ten (10) days prior to the record date specified therein (or ten (10) days prior to the consummation of the transaction or event, whichever is earlier, but in no event earlier than public announcement of such proposed transaction), of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time.

     To the extent that under applicable law the vote of the holders of the Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Holders of at least a majority of the shares of the Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the Majority Holders (except as otherwise may be required by applicable law) shall constitute the approval of such action by the class or series. To the extent that under applicable law Holders are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible (without giving effect to any limitation on conversion with respect thereto) using the record date for the taking of such vote of stockholders as the date as of which the Conversion Price is calculated.

                         XIII.  PROTECTION PROVISIONS

     The Company shall not, without first obtaining the approval of each initial Holder of Preferred Stock (but with respect to (c) and (d) and (h) hereof, such approval is necessary only so long as one hundred thousand dollars ($100,000) Face Amount of Preferred Stock remains outstanding) : (a) alter or change the terms of the Preferred Stock; (b) alter or change the terms of any capital stock of the Company so as to affect adversely the Preferred Stock; (c) create or issue any Senior Securities; (d) create or issue any Pari Passu Securities; (e)
                                                     ---- -----
increase the authorized number of shares of Preferred Stock; (f) redeem, or declare or pay any dividend or distribution on, any Junior Securities, except repurchases of stock held by service providers to the Company upon termination of service, and except redemptions effected with Junior Securities (subject to the limitations contained herein and in the Securities Purchase Agreement); (g) do any act or thing not authorized or contemplated by this Certificate of Designations which would result in any taxation with respect to the Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended, or any comparable provision of the Internal Revenue Code as hereafter from time to time amended (or otherwise suffer to exist any taxation as a result of such section or provision); or (h) sell or otherwise transfer all or substantially all of the assets of the Company (other than in the ordinary course of business). The Company shall not issue additional shares of Preferred Stock except to effect the purchase and sale to the Purchasers (as defined in the Securities Purchase Agreement) in accordance with the Securities Purchase Agreement and as contemplated by the Registration Rights Agreement.

                              XIV.  MISCELLANEOUS

     A.   Cancellation of Preferred Stock.  If any shares of Preferred Stock are
          -------------------------------
converted or redeemed pursuant to Article IV, the shares so converted shall be canceled, shall return to the status of authorized but unissued preferred stock of no designated series, and shall not be issuable by the Company as Preferred Stock.

     B.   Lost or Stolen Certificates.  Upon receipt by the Company of (i)
          ---------------------------
evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or (z) in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Company shall not be obligated to reissue such lost or stolen Preferred Stock Certificate(s) if the Holder contemporaneously requests the Company to convert all of such Preferred Stock.

     C.   Allocation of Cap Amount, Reserved Amount and Total Amount.  The
          ----------------------------------------------------------
initial Cap Amount, initial Reserved Amount and the Total Amount shall be allocated to the Holders in the same proportion as the number of shares of Common Stock to which such each Holder would be entitled if all Preferred Stock held by such Holder were converted and all Warrants held by such Holder were exercised bears to the aggregate number of shares of Common Stock to which all Holders would be entitled if all Preferred Stock held by the Holders were converted and all Warrants held by the Holders were exercised (without giving effect to any limitation on conversion or exercise). Each increase to the Cap Amount or Reserved Amount shall be allocated pro rata among the Holders based on the number of shares of Common Stock to which each Holder would be entitled if all Preferred Stock held by such Holder were converted and all Warrants held by such Holder were exercised (in each case of the foregoing, without giving effect to any limitation on conversion or exercise) at the time of the increase in the Cap Amount or Reserved Amount, as the case may be (in each case of the foregoing, without giving effect to any limitation on conversion or exercise). In the event a Holder shall sell or otherwise transfer any of such Holder's shares of Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount, Reserved Amount and Total Amount. Any portion of the Cap Amount, Reserved Amount or Total Amount which remains allocated to any person or entity which does not hold any Preferred Stock or Warrants (in the case of the Cap Amount and the Reserved Amount) or Preferred Stock or Warrants or Registrable Securities (as defined in the Registration Rights Agreement) (in the case of the Total Amount) shall be allocated to the remaining Holders, holders of Warrants and, in the case of the Total Amount, holders of Registrable Securities pro rata based on (x) the number of shares of Common Stock to which they would be entitled if all Preferred Stock then held by such Holders were converted and all Warrants then held by such holders were exercised (in each case of the foregoing, without giving effect to any limitation on conversion or exercise) and, in the case of the Total Amount, (y) any additional shares of Common Stock constituting Registrable Securities held by such holders.

     D.   Statements of Available Shares.  Upon request, the Company shall
          ------------------------------
deliver to each Holder a written report notifying the Holders of any occurrence which prohibits the Company from issuing Common Stock upon any such conversion. The report shall also specify (i) the total number of shares of Preferred Stock outstanding as of the date of the request, (ii) the total number of shares of Common Stock issued upon all conversions of Preferred Stock through the date of the request, (iii) the total number of shares of Common Stock which are reserved for issuance upon conversion of the Preferred Stock as of the date of the request, and (iv) the total number of shares of Common Stock which may thereafter be issued by the Company upon conversion of the Preferred Stock before the Company would exceed the Cap Amount and Reserved Amount. The Company shall, within five (5) days after delivery to the Company of a written request by any Holder, provide all of the information enumerated in clauses (i) - (v) of this Section XIV.D and, to the extent that any such information constitutes material non-public information, at the request of a Holder, make simultaneous public disclosure thereof.

     E.   Payment of Cash; Defaults.  Whenever the Company is required to make
          -------------------------
any cash payment to a Holder under this Certificate of Designation (as a Conversion Default Payment, Redemption Amount, Override Election Amount or otherwise), such cash payment shall be made to the Holder by the method ( by certified or cashier's check or wire transfer of immediately available funds) elected by such Holder. If such payment is not delivered when due (any such amount not paid when due being a "Default Amount") such Holder shall thereafter
                                  --------------
be entitled to interest on the unpaid amount at a per annum rate equal to the lower of eighteen percent (18%) and the highest interest rate permitted by applicable law until such amount is paid in full to the Holder.

     F.   Status as Stockholder.  Upon submission of a Notice of Conversion by a
          ---------------------
Holder of Preferred Stock and the occurrence of the Conversion Date with respect thereto, the shares covered thereby shall be deemed converted into shares of Common Stock and the Holder's rights as a Holder of such converted shares of Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Certificate of Designation. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Delivery Period with respect to a conversion of Preferred Stock for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock) the Holder shall regain the rights of a holder of Preferred Stock with respect to such unconverted shares of Preferred Stock and the Company shall, as soon as practicable, return such unconverted shares to the Holder. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Section VII.A to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right with respect to conversions in accordance with Section XIV.E, to the extent applicable) for the Company's failure to convert Preferred Stock.

     G.   Remedies, Characterizations, Other Obligations, Breaches and
          ------------------------------------------------------------
Injunctive Relief.  The remedies provided in this Certificate of Designation
-----------------
shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to actual damages for any failure by the Company to comply with the terms of this Certificate of Designation (including, without limitation, damages incurred to effect "cover" of shares of Common Stock anticipated to be received upon a conversion hereunder but not received in accordance with the terms hereof). The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as fully consistent with the express terms hereof. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     H.   Specific Shall Not Limit General; Construction.  No specific provision
          ----------------------------------------------
contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all Purchasers and shall not be construed against any person as the drafter hereof.

     I.   Failure or Indulgence Not Waiver.  No failure or delay on the part of
          --------------------------------
a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, not shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     RESOLVED FURTHER, that the officers of the Company be and they hereby are, each authorized to execute, verify and file a Certificate of Designation in accordance with Delaware law.

     IN WITNESS WHEREOF, the undersigned has executed this certificate on December 21, 1998.

                                P-COM, INC.

                                /s/ Michael J. Sophie
                                ------------------------------------------
                                By: Michael J. Sophie
                                Title:  Chief Financial Officer

                                   EXHIBIT A
                                   ---------

                             NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert (the "Conversion") the Face
                                                           ----------
Amount of the Series B Convertible Participating Preferred Stock (the "Preferred Stock") set forth below, plus all accrued and unpaid Premium relating thereto (each defined term used but not defined in this notice shall have the meaning assigned to it in the Designation, Preferences and Rights of Series B Convertible Participating Preferred Stock of P-Com, Inc. (the "Certificate of Designation")), into shares of common stock ("Common Stock") of P-Com, Inc.
                                               ------------
(the "Company") according to the conditions of the Certificate of Designation,
      -------
as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion except as provided herein.

The undersigned covenants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of this Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from
                              ---
registration under the Act.

In the event of partial exercise, please reissue an appropriate certificate for the balance of shares of Preferred Stock which shall not have been converted.

                              Date of Conversion:_______________________________
                              Applicable Conversion Price:______________________
                              Face Amount of Preferred Stock:___________________ Number of Shares of
                              Common Stock to be Issued:________________________

                              Signature:________________________________________

                              Name:_____________________________________________

                              Address:__________________________________________

                              Fax Number (for confirmation):


cc: [As a matter of courtesy, holders intend to send a carbon copy to Brobeck, Phleger & Harrison, LLP, but it shall not be a requirement.]

                         CERTIFICATE OF CORRECTION OF

            CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

              SERIES B CONVERTIBLE PARTICIPATING PREFERRED STOCK

                                      OF

                                  P-COM, INC.

     P-Com, Inc., a corporation organized under and by virtue of the General Corporation law of the State of Delaware, does hereby certify:

     FIRST: The Certificate of Designations, Preferences and Rights of Series B Convertible Participating Preferred Stock of the corporation was filed in the office of the Secretary of State of Delaware on December 21, 1998.

     SECOND: The Certificate of Designations as so filed was incorrect in that there was an error in Article III.B as follows:

          "B.  Closing Date" shall have the meaning set forth in the Securities
               ------------
     Purchase Agreement, dated as of December 18, 1998, by and among the Company and the other signatories thereto (the "Securities Purchase Agreement")."
                                             -----------------------------

     THIRD: Article III.B of the Certificate of Designations in corrected form is as follows:

          "B.  Closing Date" shall have the meaning set forth in the Securities
               ------------
     Purchase Agreement, dated as of December 21, 1998, by and among the Company and the other signatories thereto (the "Securities Purchase Agreement")."
                                             -----------------------------

     FOURTH: The Certificate of Designations as so filed was incorrect in that there was an error in Article III.F as follows:

          "F.  "Fixed Conversion Price" means: (i) up to and including May 14,
                ----------------------
     1999 two hundred percent (200%) of the average of the Closing Bid Prices of the common stock, $0.0001 par value per share, of the Company (the "Common
                                                                         ------
     Stock") for the fifteen (15) consecutive trading days ending on the day
     -----
     prior to the Closing Date (the "Closing Price"); (ii) beginning on May 15,
                                     -------------
     1999 the lesser of the Fixed Conversion Price as defined in (i) of this section and one hundred and five percent (105%) of the average of the Closing Bid Prices of the Common Stock for the fifteen (15) consecutive trading days immediately prior to and ending on May 14, 1999; (iii) if the Company has not obtained

     Stockholder Approval (as herein defined) by the Approval Date (as defined herein), then on each day thereafter until the Company obtains Stockholder Approval, the lesser of the Fixed Conversion Price in effect on such day and the Average Closing Bid Price (as herein defined) for the period beginning on, and including, such Approval Date through and including such day; (iv) if the Company has not obtained Stockholder Approval (as herein defined) by the Approval Date, then beginning on the date on which the Company obtains Stockholder Approval, the lesser of the Fixed Conversion Price then in effect and the Average Closing Bid Price for the period beginning on, and including, such Approval Date through and including the date on which the Company obtained Stockholder Approval; (v) if the Registration Statement (as such term is defined in the Registration Rights Agreement, dated as of December 18, 1998, by and among the Company and the other signatories thereto (the "Registration Rights Agreement")) required
                                     -----------------------------
     to be filed by the Company pursuant to Section 2.1 of the Registration Rights Agreement has not been declared effective by the SEC by the one hundred eightieth (180th) day following the Closing Date, then on each day thereafter until such Registration Statement is declared effective, the lesser of the Fixed Conversion Price in effect on any such day and the Average Closing Bid Price for the period beginning on, and including, the 180th day following the Closing Date through and including such day; and
     (vi) if the Registration Statement required to be filed by the Company pursuant to the Registration Rights Agreement has not been declared effective by the SEC by the 180th day following the Closing Date, beginning on the date on which such Registration Statement is declared effective, the lesser of the Fixed Conversion Price then in effect and the Average Closing Bid Price for the period beginning on, and including, the 180th day following the Closing Date through and including the date on which such Registration Statement is declared effective; in each case subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such period and in each case subject to further adjustment as provided elsewhere herein. For purposes of this Section F, "Average Closing Bid Price" shall mean the average of the
                      -------------------------
     five (5) lowest Closing Bid Prices during the applicable period (including the last day of the period); provided, however, that (x) in clauses (iii) and (iv), if fewer than five (5) trading days have elapsed between the Approval Date and the last day of the applicable period, Average Closing Bid Price shall mean the average of the Closing Bid Prices on each trading day during the period from and including the Approval Date through and including the last day of the applicable period, and; (y) in clauses (v) and (vi), if fewer than five (5) trading days have elapsed between the 180th day following the Closing Date and the last day of the applicable period, Average Closing Bid Price shall mean the average of the Closing Bid Prices on each trading day during the period from and including the 180th day following the Closing Date through and including the last day of the applicable period."

     FIFTH: Article III.F of the Certificate of Designations in corrected form is as follows:

          "F.  "Fixed Conversion Price" means: (i) up to and including May 14,
                ----------------------
     1999 two hundred percent (200%) of the average of the Closing Bid Prices of the common stock, $0.0001 par value per share, of the Company (the "Common
                                                                         ------
     Stock") for the fifteen
     -----

     (15) consecutive trading days ending on the day prior to the Closing Date (the "Closing Price"); (ii) beginning on May 15, 1999 the lesser of the
           -------------
     Fixed Conversion Price as defined in (i) of this section and one hundred and five percent (105%) of the average of the Closing Bid Prices of the Common Stock for the fifteen (15) consecutive trading days immediately prior to and ending on May 14, 1999; (iii) if the Company has not obtained Stockholder Approval (as herein defined) by the Approval Date (as defined herein), then on each day thereafter until the Company obtains Stockholder Approval, the lesser of the Fixed Conversion Price in effect on such day and the Average Closing Bid Price (as herein defined) for the period beginning on, and including, such Approval Date through and including such day; (iv) if the Company has not obtained Stockholder Approval (as herein defined) by the Approval Date, then beginning on the date on which the Company obtains Stockholder Approval, the lesser of the Fixed Conversion Price then in effect and the Average Closing Bid Price for the period beginning on, and including, such Approval Date through and including the date on which the Company obtained Stockholder Approval; (v) if the Registration Statement (as such term is defined in the Registration Rights Agreement, dated as of December 21, 1998, by and among the Company and the other signatories thereto (the "Registration Rights Agreement")) required
                                     -----------------------------
     to be filed by the Company pursuant to Section 2.1 of the Registration Rights Agreement has not been declared effective by the SEC by the one hundred eightieth (180th) day following the Closing Date, then on each day thereafter until such Registration Statement is declared effective, the lesser of the Fixed Conversion Price in effect on any such day and the Average Closing Bid Price for the period beginning on, and including, the 180th day following the Closing Date through and including such day; and
     (vi) if the Registration Statement required to be filed by the Company pursuant to the Registration Rights Agreement has not been declared effective by the SEC by the 180th day following the Closing Date, beginning on the date on which such Registration Statement is declared effective, the lesser of the Fixed Conversion Price then in effect and the Average Closing Bid Price for the period beginning on, and including, the 180th day following the Closing Date through and including the date on which such Registration Statement is declared effective; in each case subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such period and in each case subject to further adjustment as provided elsewhere herein. For purposes of this Section F, "Average Closing Bid Price" shall mean the average of the
                      -------------------------
     five (5) lowest Closing Bid Prices during the applicable period (including the last day of the period); provided, however, that (x) in clauses (iii) and (iv), if fewer than five (5) trading days have elapsed between the Approval Date and the last day of the applicable period, Average Closing Bid Price shall mean the average of the Closing Bid Prices on each trading day during the period from and including the Approval Date through and including the last day of the applicable period, and; (y) in clauses (v) and (vi), if fewer than five (5) trading days have elapsed between the 180th day following the Closing Date and the last day of the applicable period, Average Closing Bid Price shall mean the average of the Closing Bid Prices on each trading day during the period from and including the 180th day following the Closing Date through and including the last day of the applicable period."

     SIXTH: The Certificate of Designations as so filed was incorrect in that there was an error in Article IV.A as follows:

          "A.  Conversion at the Option of the Holder.  Subject to the
               --------------------------------------
     limitations on conversions contained in Section IV.G., each Holder may, at any time and from time to time convert (an "Optional Conversion") any or
                                                 -------------------
     all of its shares of Preferred Stock into a number of fully paid and non-assessable shares of Common Stock determined, for each share of Preferred Stock so to be converted, in accordance with the following formula:

                     (Premium (accrued but unpaid) + $1000)
                      -----------------------------------
                               Conversion Price"

     SEVENTH: Article IV.A of the Certificate of Designations in corrected form is as follows:

          "A.  Conversion at the Option of the Holder.  Subject to the
               --------------------------------------
     limitations on conversions contained in Section IV.G., each Holder may, at any time and from time to time convert (an "Optional Conversion") any or
                                                 -------------------
     all of its shares of Preferred Stock into a number of fully paid and non-assessable shares of Common Stock determined, for each share of Preferred Stock so to be converted, in accordance with the following formula:

                     (Premium (accrued but unpaid) + $1000)
                      -----------------------------------
                                Conversion Price

     Notwithstanding the foregoing, the Premium may be paid in cash, and if so paid in cash, shall be due at the expiration of the Delivery Period."

     EIGHTH: The Certificate of Designations as so filed was incorrect in that there was an error in Article XI.C as follows:

          "C.  Major Transactions. Except in the case of a Common Stock Major
               ------------------
     Transaction (as defined below), if the Company shall consolidate or merge with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for Common Stock constituting less than twenty percent (20%) of the Company's Common Stock then outstanding)) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock (each of the foregoing being a "Major
                                                                        -----
     Transaction"), then each Holder shall thereafter be entitled to (a) in the
     -----------
     event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain its Preferred Stock and such Preferred Stock shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for each share of Preferred Stock held by it, equal to the greater of, as determined in the sole discretion of such Holder: (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction
                                                 -----------------
     Consideration"), to which a holder of the number of shares of Common Stock
     -------------
     delivered upon conversion of such shares of Preferred Stock would have been entitled upon such Major Transaction had the Holder exercised its right of conversion (without regard to any limitations on conversion herein or elsewhere contained) (at the lesser of the Fixed Conversion Price and the Variable Conversion Price (prior to, on or after May 15, 1999)) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) one hundred twenty five percent (125%) of the Face Amount plus accrued and unpaid premiums of such shares of Preferred Stock in cash; and the Company shall make lawful provision therefor as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under the Registration Rights Agreement to assume all of the Company's obligations under the Registration Rights Agreement. In the event that the Company shall consolidate or merge with any corporation in a transaction in which common stock of the surviving corporation or the parent thereof (the "Exchange Securities") is issued to the holders of Common Stock in such transaction in exchange for all such Common Stock, and (a) the Exchange Securities are publicly traded, (b) the average daily trading volume of the Exchange Securities reported by Bloomberg during the ninety (90) day period ending on the date on which such transaction is publicly disclosed is greater than two million dollars ($2,000,000) per day, (c) the historical one hundred
     (100) day volatility of the Exchange Securities reported by Bloomberg during the period ending on the date on which such transaction is publicly disclosed is greater than fifty percent (50%) and (d) the last sale price of the Exchange Securities on the date immediately before the date on which such transaction is publicly disclosed is not less than sixty five percent (65%) of the last sale price of the Exchange Securities on any day during the twenty (20) trading day period ending on such date (in each case as reported by Bloomberg) (a "Common Stock Major Transaction"), then each
                                ------------------------------
     Holder shall following consummation of such transaction have the right to receive solely, in exchange for each share of Preferred Stock held by it, consideration equal to the number of shares of stock or securities or property issued or paid in such Common Stock Major Transaction to which a holder of the number of shares of Common Stock which would have been delivered upon conversion of a share of Preferred Stock would have been entitled upon such Common Stock Major Transaction had the Holder of such share of Preferred Stock exercised its right of conversion (without regard to any limitations on conversion herein or elsewhere contained) (at the lesser of the Fixed Conversion Price and the Variable Conversion Price (prior to, on or after May 15, 1999)) with respect to such share of Preferred Stock on the trading date immediately preceding the public announcement of the transaction resulting in such Common Stock Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Common Stock Major Transaction; and the Company shall make lawful provision therefor as a part of such Common Stock Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under the Registration Rights Agreement to assume all of the Company's obligations under the Registration Rights Agreement. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction or Common Stock Major Transaction, as the case may be, (each, a "Transaction") but not prior to
                                                -----------
     the public announcement of such Transaction, the Company shall deliver written notice ("Notice of Transaction") to each Holder, which Notice of
                      ---------------------
     Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Transaction. Such Notice of Transaction shall indicate the amount and type of the Transaction consideration which such Holder would receive under this Section. If the Major Transaction Consideration does not consist entirely of United States currency, such Holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of the Holder's receipt of the Notice of Transaction."

     NINTH: Article XI.C of the Certificate of Designations in corrected form is as follows:

          "C.  Major Transactions. Except in the case of a Common Stock Major
               ------------------
     Transaction (as defined below), if the Company shall consolidate or merge with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for Common Stock constituting less than twenty percent (20%) of the Company's Common Stock then outstanding)) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock (each of the foregoing being a "Major Transaction"), then each Holder shall thereafter be entitled to (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain its Preferred Stock and such Preferred Stock shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for each share of Preferred Stock held by it, equal to the greater of, as determined in the sole discretion of such Holder: (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a holder of the number of
     --------------------------------
     shares of Common Stock delivered upon conversion of such shares of Preferred Stock would have been entitled upon such

     Major Transaction had the Holder exercised its right of conversion (without regard to any limitations on conversion herein or elsewhere contained) (at the lesser of the Fixed Conversion Price and the Variable Conversion Price (prior to, on or after May 15, 1999)) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) one hundred twenty five percent (125%) of the Face Amount plus accrued and unpaid premiums of such shares of Preferred Stock in cash; and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under the Registration Rights Agreement to assume all of the Company's obligations under the Registration Rights Agreement. In the event that the Company shall consolidate or merge with any corporation in a transaction in which common stock of the surviving corporation or the parent thereof (the "Exchange Securities") is issued to the holders of Common Stock in such transaction in exchange for all such Common Stock, and (a) the Exchange Securities are publicly traded, (b) the average daily trading volume of the Exchange Securities reported by Bloomberg during the ninety (90) day period ending on the date on which such transaction is publicly disclosed is greater than two million dollars ($2,000,000) per day, (c) the historical one hundred (100) day volatility of the Exchange Securities reported by Bloomberg during the period ending on the date on which such transaction is publicly disclosed is greater than fifty percent (50%) and (d) the last sale price of the Exchange Securities on the date immediately before the date on which such transaction is publicly disclosed is not less than sixty five percent (65%) of the last sale price of the Exchange Securities on any day during the twenty (20) trading day period ending on such date (in each case as reported by Bloomberg) (a "Common Stock Major Transaction"), then each Holder shall following consummation of such transaction have the right to receive solely, in exchange for each share of Preferred Stock held by it, consideration equal to the number of shares of stock or securities or property issued or paid in such Common Stock Major Transaction to which a holder of the number of shares of Common Stock which would have been delivered upon conversion of a share of Preferred Stock would have been entitled upon such Common Stock Major Transaction had the Holder of such share of Preferred Stock exercised its right of conversion (without regard to any limitations on conversion herein or elsewhere contained) (at the lesser of the Fixed Conversion Price and the Variable Conversion Price (prior to, on or after May 15, 1999)) with respect to such share of Preferred Stock on the trading date immediately preceding the public announcement of the transaction resulting in such Common Stock Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Common Stock Major Transaction; and the Company shall make lawful provision for the foregoing as a part of such Common Stock Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under the Registration Rights Agreement to assume all of the Company's obligations under the Registration Rights Agreement. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major

     Transaction or Common Stock Major Transaction, as the case may be, (each, a "Transaction") but not prior to the public announcement of such Transaction, the Company shall deliver written notice ("Notice of
                                                             ---------
     Transaction") to each Holder, which Notice of Transaction shall be deemed
     -----------
     to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Transaction. Such Notice of Transaction shall indicate the amount and type of the Transaction consideration which such Holder would receive under this Section. If the Major Transaction Consideration does not consist entirely of United States currency, such Holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of the Holder's receipt of the Notice of Transaction."

     IN WITNESS WHEREOF, P-Com, Inc. has caused this Certificate to be executed by the Chief Financial Officer of P-Com, Inc. this 23rd day of December, 1998.



                                    /s/ Michael J. Sophie
                                    ------------------------------------
                                    Michael J. Sophie
                                    Chief Financial Officer
                                    of P-Com, Inc.

                                  P-COM, INC.
                     1995 STOCK OPTION/STOCK ISSUANCE PLAN
                     -------------------------------------


           (As Amended and Restated Effective as of March ___, 1999)


                                  ARTICLE ONE

                               GENERAL PROVISIONS



     I.   PURPOSE OF THE PLAN

          This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of P-COM, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II.  STRUCTURE OF THE PLAN

          A.  The Plan shall be divided into three separate equity programs:

                (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                (iii) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

          B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Except to the extent the Primary Committee is granted sole and exclusive authority under one or more specific provisions of the Plan, administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in these programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be individuals who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

          B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

          C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

          D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

          E. Administration of the Automatic Option Grant Program shall be self -executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

     IV.  ELIGIBILITY

          A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                (i)    Employees,

                (ii) non-employee members of the Board or of the board of directors of any Parent or Subsidiary, and

                (iii) consultants or other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

          C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

          D. The individuals eligible to receive option grants under the Automatic Option Grant Program shall be limited to (i) those individuals who were serving as non-employee Board members on February 1, 1996, (ii) those individuals who first become non-employee Board members after February 1, 1996, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after February 1, 1996. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an initial 40,000-share option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member.

     V.   STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 14,934,459 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, (ii) an additional increase of 640,000 shares of Common Stock previously authorized by the Board and approved by the Corporation's stockholders prior to the Plan Effective Date, (iii) an additional increase of 1,600,000 shares of Common Stock authorized by the Board on February 1, 1996 and approved by the Corporation's stockholders at the 1996 Annual Meeting, (iv) a further increase of 3,000,000 shares of Common Stock authorized by the Board in April 1997 and approved by the stockholders at the 1997 Annual Meeting, (v) the 683,737 shares of Common Stock added to the share reserve on January 2, 1998 by reason of the automatic share increase provisions of Section V.B of this Article One, (vi) a further increase of 3,500,000 shares of Common Stock authorized by the Board on March 11, 1998 and approved by the Corporation's stockholders at the 1998 Annual Meeting, (vii) the 714,834 shares of Common Stock added to the share reserve on January 4, 1999 by reason of the automatic share increase provisions of Section V.B of this Article One, plus
(viii) a further increase of 1,500,000 shares of Common Stock authorized by the Board in March 1999 and subject to the approval of the stockholders at the 1999 Annual Meeting.

          B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year, beginning with the 1998 calendar year and continuing through calendar year 2001, by an amount equal to one and six-tenths percent (1.6%) of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

          C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 2,400,000 shares of Common Stock in the aggregate over the term of the Plan. The increase to this limitation from 1,600,000 shares to 2,400,000 shares was authorized by the Board in March 1999, subject to stockholder approval at the 1999 Annual Meeting.

          D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regnant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

          E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments deter-mined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                      DISCRETIONARY OPTION GRANT PROGRAM
                      ----------------------------------

     I.   OPTION TERMS

          Each granted option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.  Exercise Price.
              --------------

              1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

              2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option grant, be payable in one or more of the forms specified below:

                (i)    cash or check made payable to the Corporation,

                (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (A) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B.  Exercise and Term of Options. Each option shall be exercisable at
              ----------------------------
such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          C.  Effect of Termination of Service.
              --------------------------------

              1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

              2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

          D.  Stockholder Rights. The holder of an option shall have no
              ------------------
stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E.  Repurchase Rights. The Plan Administrator shall have the
              -----------------
discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          F.  Limited Transferability of Options. During the lifetime of the
              ----------------------------------
Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

          A.  Eligibility.  Incentive Options may only be granted to Employees.
              -----------

          B.  Exercise Price. The exercise price per share shall not be less
              --------------
than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          C.  Dollar Limitation. The aggregate Fair Market Value (determined as
              -----------------
of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          D.  10% Stockholder. If any Employee to whom an Incentive Option is
              ---------------
granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent:
(i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction.

          D. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. In addition, appropriate adjustments to reflect the Corporate Transaction shall be made to (i) the class and number of securities available for issuance over the remaining term of the Plan and (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate over the remaining term of the Plan.

          F. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

          G. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration of the option term.

          H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

          I. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

     V.   STOCK APPRECIATION RIGHTS

          A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

          B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (A) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares.

                (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

          C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                (iii) The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section
     V. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                                 ARTICLE THREE

                            STOCK ISSUANCE PROGRAM
                            ----------------------

     I.   STOCK ISSUANCE TERMS

          Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

          A.  Purchase Price.
              --------------

              1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the stock issuance date.

              2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                (i)    cash or check made payable to the Corporation, or

                (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

          B.    Vesting Provisions.
                ------------------

          1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                (ii) the number of installments in which the shares are to vest,

                (iii) the interval or intervals (if any) which are to lapse between installments, and

                (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

          2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

          5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

          B. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to provide for the automatic termination of one or more of those outstanding rights and the immediate vesting of the shares of Common Stock subject to such rights upon the occurrence of a Corporate Transaction.

          C. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

          D. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to (i) provide for the automatic termination of one or more of those outstanding rights and the immediate vesting of the shares subject to such rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

     III. SHARE ESCROW/LEGENDS

          Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                 ARTICLE FOUR

                        AUTOMATIC OPTION GRANT PROGRAM
                        ------------------------------

     I.   OPTION TERMS

          A.  Grant Dates.  Pursuant to the provisions of the February 1, 1996
              -----------
restatement of this Article Four, option grants shall be made to Eligible Directors in accordance with the grant date provisions specified below:

              1. Each individual serving as an Eligible Director on February 1, 1996 was automatically granted on such date a Non-Statutory Option to purchase 40,000 shares of Common Stock.

              2. Each individual who first becomes an Eligible Director after February 1, 1996 shall automatically be granted, on the date such individual is first elected or appointed as a non-employee Board member, a Non-Statutory Option to purchase 40,000 shares of Common Stock.

              3. On the date of each Annual Stockholders Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue as an Eligible Director shall automatically be granted, whether or not he or she is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 4,000 shares of Common Stock, provided such individual has not received an option grant pursuant to this Automatic Option Grant Program within six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 4,000-share option grants any one Eligible Director may receive over his or her period of Board service. The number of shares for which the automatic option grants are to be made to each newly-elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section V.D. of Article One.

        Stockholder approval of this 1998 Restatement at the 1998 Annual Stockholders Meeting will constitute pre-approval of each option subsequently granted on or after the date of such Annual Meeting pursuant to the express terms of this Automatic Option Grant Program and the subsequent exercise of that option in accordance with its terms.

          B.  Exercise Price.
              --------------

              1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

              2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C.   Option Term. Each option shall have a term of ten (10) years measured
          -----------
from the option grant date.

     D.   Exercise and Vesting of Options.  Each option shall be immediately
          -------------------------------
exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each option, whether the initial 40,000-share grant or any annual 4,000-share grant, shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, in a series of eight (8) successive equal quarterly installments upon the Optionee's completion of each three (3) months of continued service as a Board member over the twenty-four (24)-month period measured from the option grant date.

     E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve
     (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

                (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares at that time.

     II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

          A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

          C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Stockholder approval of this 1998 Restatement at the 1998 Annual Meeting shall constitute pre-approval of each option granted with such a surrender right under this Automatic Option Grant Program on or after the date of that Annual Meeting and the subsequent exercise of such right in accordance with the terms and provisions of this Section II.C. No additional approval or consent of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

          D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III. REMAINING TERMS

          The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                 ARTICLE FIVE

                                 MISCELLANEOUS
                                 -------------

     I.   FINANCING

          A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

          B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

     II.  TAX WITHHOLDING

          A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

          B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                (i)    Stock Withholding: The election to have the Corporation
                       -----------------
     withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                (ii)   Stock Delivery: The election to deliver to the
                       --------------
     Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     III. EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan became effective on the date on which the Underwriting Agreement was executed and the initial public offering price of the Common Stock was established. The Plan serves as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date have been incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

          B. The Plan was amended and restated by the Board, effective February 1, 1996 (the "February 1996 Restatement") to effect the following revisions: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,600,000 shares to 5,535,888 shares and (ii) enhance the benefit and eligibility provisions of the Automatic Option Grant Program in order to (A) effect an automatic option grant for 40,000 shares of Common Stock on February 1, 1996 to each individual serving as a non-employee Board member at that time, (B) increase the number of shares for which an initial option grant is to be made under the Automatic Option Grant Program to each newly-elected non-employee Board member to 40,000 shares, (C) authorize a series of automatic option grants to be made annually to each non-employee Board member, in the amount of 4,000 shares per annual grant, over that individual's period of continued service as a Board member and (D) allow non-employee Board members who joined the Board prior to the implementation of the Plan to qualify for such annual option grants. The February 1996 Restatement became effective immediately upon adoption by the Board and was approved by the Corporation's stockholders at the 1996 Annual Meeting. All option grants made under the Plan prior to the February 1996 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the February 1996 Restatement shall be deemed to modify or in any way affect those outstanding options.

          C. In April 1997, the Board further amended and restated the Plan (the "April 1997 Restatement") to effect the following revisions: (i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 3,000,000 shares to 8,535,888 shares, (ii) implement an automatic share increase feature pursuant to which the number of shares available for issuance under the 1995 Plan shall automatically increase on the first trading day of each calendar year, beginning with the 1998 calendar year and continuing through calendar year 2001, by an amount equal to one and six tenths percent (1.6%) of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year, (iii) render the non-employee Board members eligible to receive option grants under the Discretionary Option Grant and Stock Issuance Programs, (iv) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise or direct issue price paid per share to be reissued under the Plan, (v) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (vi) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The stockholders approved the April 1997 Restatement at the 1997 Annual Meeting.
All option grants made under the Plan prior to the April 1997 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the April 1997 Restatement shall be deemed to modify or in any way affect those outstanding options.

          D. On March 11, 1998 the Board further amended and restated the Plan (the "1998 Restatement") to increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 3,500,000 shares. The stockholders approved the 1998 Restatement at the 1998 Annual Meeting. All option grants made under the Plan prior to the 1998 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the 1998 Restatement shall be deemed to modify or in any way affect those outstanding options.

          E. In March 1999 the Board further amended and restated the Plan (the "1999 Restatement") to (i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 1,500,000 shares and (ii) increase the limit on the maximum number of shares for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances over the term of the Plan from 1,600,000 shares to 2,400,000 shares. The 1999 Restatement is subject to stockholder approval at the 1999 Annual Meeting, and no shares of Common Stock shall issued on the basis of the 1,500,000-share increase to the share reserve under the Plan or the 800,000-share increase to the per participant limit, and no option grants made on the basis of those increases under the 1999
Restatement shall become exercisable in whole or in part, unless and until the 1999 Restatement is approved by the stockholders. Should such stockholder approval not be obtained, then each option grant made pursuant to the 1,500,000-share increase to the reserve or the 800,000-share increase to the per participant limit shall terminate and cease to remain outstanding without ever becoming exercisable for those shares, and no additional option grants or direct stock issuances shall be made on the basis of those increases. All option grants and stock issuances made prior to the 1999 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the 1999 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances. Subject to the foregoing limitations, the Plan Administrator may make option grants and direct stock issuances under the Plan at any time before the date fixed herein for the termination of the Plan.

          F. The option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan
Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise provide for such acceleration.

          G. The Plan shall terminate upon the earliest of (i) January 10, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction.

Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     IV.  AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, (i) no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitations of that program. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

          B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     V.   USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VI.  REGULATORY APPROVALS

          A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

          B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII. NO EMPLOYMENT/SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                   APPENDIX
                                   --------

          The following definitions shall be in effect under the Plan:

     A.   Automatic Option Grant Program shall mean the automatic option grant
          ------------------------------
program in effect under the Plan.


     B.   Board shall mean the Corporation's Board of Directors.
          -----

     C.   Change in Control shall mean a change in ownership or control of the
          -----------------
Corporation effected through either of the following transactions:


                (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

                (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

     D.   Code shall mean the Internal Revenue Code of 1986, as amended.
          ----

     E.  Common Stock shall mean the Corporation's common stock.
         ------------

     F.  Corporate Transaction shall mean either of the following stockholder-
         ---------------------
approved transactions to which the Corporation is a party:

                (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     G.  Corporation shall mean P-COM, Inc., a Delaware corporation.
         -----------

     H.   Discretionary Option Grant Program shall mean the discretionary option
          ----------------------------------
grant program in effect under the Plan.

     I.   Eligible Director shall mean a non-employee Board member eligible to
          -----------------
participate in the Automatic Option Grant Program in accordance with the provisions of Section IV.E of Article One.

     J.   Employee shall mean an individual who is in the employ of the
          --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     K.   Exercise Date shall mean the date on which the Corporation shall have
          -------------
received written notice of the option exercise.

     L.  Fair Market Value per share of Common Stock on any relevant date shall
         -----------------
be determined in accordance with the following provisions:

                (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     M.   Hostile Take-Over shall mean the acquisition, directly or indirectly,
          -----------------
by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

     N.   Incentive Option shall mean an option which satisfies the requirements
          ----------------
of Code Section 422.

     O.   Involuntary Termination shall mean the termination of the Service of
          -----------------------
any individual which occurs by reason of:

                (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     P.   Misconduct shall mean the commission of any act of fraud, embezzlement
          ----------
or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary) or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     Q.   1934 Act shall mean the Securities Exchange Act of 1934, as amended.
          --------

     R.   Non-Statutory Option shall mean an option not intended to satisfy the
          --------------------
requirements of Code Section 422.

     S.   Optionee shall mean any person to whom an option is granted under the
          --------
Discretionary Option Grant or Automatic Option Grant Program.

     T.  Parent shall mean any corporation (other than the Corporation) in an
         ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     U.   Participant shall mean any person who is issued shares of Common Stock
          -----------
under the Stock Issuance Program.

     V.   Permanent Disability or Permanently Disabled shall mean the inability
          --------------------------------------------
of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     W.   Plan shall mean the Corporation's 1995 Stock Option/Stock Issuance
          ----
Plan, as set forth in this document and as amended from time to time.

     X.   Plan Administrator shall mean the particular entity, whether the
          ------------------
Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

     Y.   Plan Effective Date shall mean the date on which the Underwriting
          -------------------
Agreement was executed and the initial public offering price was established.


     Z.   Predecessor Plan shall mean the Corporation's 1992 Stock Option Plan.
          ----------------

     AA.  Primary Committee shall mean the committee of two (2) or more non-
          -----------------
employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.


     BB.  Secondary Committee shall mean a committee of two (2) or more Board
          -------------------
members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

     CC.  Section 16 Insider shall mean an officer or director of the
          ------------------
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     DD.  Section 12(g) Registration Date shall mean the first date on which
          -------------------------------
the Common Stock was registered under Section 12(g) of the 1934 Act.

     EE.  Service shall mean the provision of services to the Corporation (or
          -------
any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

     FF.  Stock Exchange shall mean either the American Stock Exchange or the
          --------------
New York Stock Exchange.

     GG.  Stock Issuance Agreement shall mean the agreement entered into by the
          ------------------------
Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     HH.  Stock Issuance Program shall mean the stock issuance program in
          ----------------------
effect under the Plan.

     II.  Subsidiary shall mean any corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     JJ.  Take-Over Price shall mean the greater of (i) the Fair Market Value
          ---------------
per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     KK.  10% Stockholder shall mean the owner of stock (as determined under
          ---------------
Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

     LL.  Taxes shall mean the Federal, state and local income and employment
          -----
withholding taxes incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of such holder's options or the vesting of his or her shares.

     MM.  Underwriting Agreement shall mean the agreement executed between the
          ----------------------
Corporation and the underwriter or underwriters who managed the initial public offering of the Common Stock.

                                  P-COM, INC.

                         EMPLOYEE STOCK PURCHASE PLAN
                         ----------------------------

            (As Amended and Restated Effective as of March __, 1999)


     I.  PURPOSE OF THE PLAN

         This Employee Stock Purchase Plan is intended to promote the interests of P-COM, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

         Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

         All share numbers in this document reflect (i) the 1-for-3 reverse split of the Common Stock effected after the Board's adoption of the Plan but prior to the Effective Time, (ii) the 2-for-1 forward split of the Common Stock effected on October 27, 1995, and (iii) the 1-for-1 dividend of the Common Stock effected on September 25, 1997.

     II. ADMINISTRATION OF THE PLAN

         The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

    III. STOCK SUBJECT TO PLAN

         A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed One Million Four Hundred Thousand (1,400,000) shares. Such authorized share reserve is comprised of (i) the Four Hundred Thousand (400,000) shares initially authorized for issuance under the Plan, (ii) an additional increase of Two Hundred Thousand (200,000) shares of Common Stock authorized for issuance by the Board on February 1, 1996 and approved by the Corporation's stockholders at the 1996 Annual Meeting, (iii) a further increase of Three Hundred Thousand (300,000) shares authorized for issuance by the Board in April 1997, and approved by the stockholders at the 1997 Annual Meeting, (iv) an additional increase of 250,000 shares approved by the Board on March 11, 1998, and approved by the stockholders at the 1998 Annual Meeting and (v) an additional increase of 250,000 shares approved by the Board on March __, 1999, subject to stockholder approval at the 1999 Annual Meeting.

         B. In the event any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Semi-Annual Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

    IV.  OFFERING PERIODS

         A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

         B. Each offering period shall have a maximum duration of twenty-four
(24) months. The duration of each offering period shall be designated by the Plan Administrator prior to its start date. The initial offering period commenced at the Effective Time and shall terminate on the last business day in January 1997. The next offering period shall commence on the first business day in February 1997, and subsequent offering periods shall commence as designated by the Plan Administrator.

    V.   ELIGIBILITY

         A. Each Eligible Employee shall be eligible to participate in the Plan in accordance with the following provisions:

            (i). An individual who is an Eligible Employee on the start date of any offering period shall be eligible to commence participation in that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period on which he/she remains an Eligible Employee.

            (ii). An individual who first becomes an Eligible Employee after the start date of any offering period may enter that offering period on the first Semi-Annual Entry Date on which he/she is an Eligible Employee or on any subsequent Semi-Annual Entry Date within that offering period on which he/she remains an Eligible Employee.

         B. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before his/her scheduled Entry Date.

     VI. PAYROLL DEDUCTIONS

         A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Semi-Annual Period of Participation within the offering period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

             (i). The Participant may, at any time during a Semi-Annual Period of Participation, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Semi-Annual Period of Participation.

             (ii). The Participant may, prior to the commencement of any new Semi-Annual Period of Participation within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective as of the first day of the first Semi-Annual Period of Participation following the filing of such form.

         B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

         C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of Section VII below.

         D. The Participant's acquisition of Common Stock under the Plan on any Semi-Annual Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Semi-Annual Purchase Date, whether within the same or a different offering period.

    VII. PURCHASE RIGHTS

         A. Grant of Purchase Right. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive semi-annual installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

       Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

       B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised in successive semi-annual installments on each Semi-Annual Purchase Date in an offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such date. The purchase shall be effected by applying the Participant's payroll deductions for the Semi-Annual Period of Participation ending on such Semi-Annual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Semi-Annual Purchase Date) at the purchase price in effect for the Participant for that Semi-Annual Purchase Date.

       C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Semi-Annual Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Semi-Annual Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period.

       D. Number of Purchasable Shares. The number of shares purchasable by a Participant on each Semi-Annual Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Semi-Annual Period of Participation ending with that Semi-Annual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) by the purchase price in effect for that Semi-Annual Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Semi-Annual Purchase Date shall not exceed Two Thousand (2,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

       E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Semi-Annual Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Semi-Annual Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Semi-Annual Purchase Date shall be promptly refunded.

       F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

          (i). A Participant may, at any time prior to the next Semi-Annual Purchase Date in an offering period, terminate his or her outstanding purchase right under the offering period by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Semi-Annual Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

          (ii). The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. To resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the date he or she is first eligible to join the new offering period.

          (iii). Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Semi-Annual Period of Participation in which such cessation of Eligible Employee status occurs shall be immediately refunded.

       G. Corporate Transaction. In the event of a Corporate Transaction during the offering period, each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of such Corporate Transaction, by applying the payroll deductions of each Participant for the Semi-Annual Period of Participation in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable share limitations per Participant shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on such start date.

       The Corporation shall use its best efforts to provide at least ten
(10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

       H. Pro-ration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

       I. Assignability. During the Participant's lifetime, the purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

       J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

    VIII.  ACCRUAL LIMITATIONS

       A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

       B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

          (i). The right to acquire Common Stock under each purchase right shall accrue on each Semi-Annual Purchase Date for which the right remains outstanding.

          (ii). No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.

       C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Semi-Annual Period of Participation, then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

       D. In the event there is any conflict between the provisions of this article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this article shall be controlling.

    IX.    EFFECTIVE DATE AND TERM OF THE PLAN

       A. The Plan was adopted by the Board in January 1995 and approved by the stockholders in February 1995, and the Plan became effective at the Effective Time. An increase of 200,000 shares to the reserve of Common Stock available for issuance under the Plan was authorized by the Board on February 1, 1996 and approved by the Corporation's stockholders at the 1996 Annual Meeting. An additional 300,000-share increase to the reserve was authorized by the Board in April 1997 and approved by the stockholders at the 1997 Annual Meeting. An additional 250,000-share increase to the reserve was authorized by the Board on March 11, 1998 and approved by the stockholders at the 1998 Annual Meeting. On March ___, 1999, the Board authorized an additional increase of 250,000 shares in the reserve available for issuance under the Plan. The March ___, 1999, share increase is subject to approval by the Corporation's stockholders at the 1999 Annual Meeting. Should such stockholder approval not be obtained, then the 250,000-share increase will not be implemented, and any purchase rights granted on the basis of the 250,000-share increase to the Plan will immediately terminate. No additional purchase rights will be granted on the basis of such share increase, and the Plan will terminate once the existing share reserve as last approved by the stockholders has been issued.

       B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in January 2005, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction.

    X. AMENDMENT OF THE PLAN

       A. The Board may alter, amend, suspend or discontinue the Plan following the close of any Semi-Annual Period of Participation. However, the Board may not, without the approval of the Corporation's stockholders, (i) increase the number of shares issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares purchasable under the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan or modify the requirements for eligibility to participate in the Plan.

       B. The Corporation shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate all outstanding purchase rights under the Plan immediately following the close of any Semi-Annual Period of Participation. Should the Corporation elect to exercise such right, then the Plan shall terminate in its entirety. No further purchase rights shall thereafter be granted or exercised, and no further payroll deductions shall thereafter be collected, under the Plan.

    XI.GENERAL PROVISIONS

       A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

       B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

       C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                   Schedule A
                                   ----------

                         Corporations Participating in
                          Employee Stock Purchase Plan
                                As of April 1997
                                ----------------


                                  P-COM, Inc.

                           P-COM United Kingdom, Inc.

                          P-COM (Barbados) FSC Limited

                           P-COM Finance Corporation

                                  Geritel Sp.A

                           P-COM Field Services, Inc.

                         P-COM Merger Subsidiary, Inc.

                                    APPENDIX
                                    --------

          The following definitions shall be in effect under the Plan:

          A.  Base Salary shall mean the regular base salary paid to a
              -----------
Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall not be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

          B.  Board shall mean the Corporation's Board of Directors.
              -----

          C.  Code shall mean the Internal Revenue Code of 1986, as amended.
              ----

          D.  Common Stock shall mean the Corporation's common stock.
              ------------

          E.  Corporate Affiliate shall mean any parent or subsidiary
              -------------------
corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

          F.  Corporate Transaction shall mean either of the following
              ---------------------
stockholder-approved transactions to which the Corporation is a party:

              (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

              (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

          G.  Corporation shall mean P-COM, Inc., a Delaware corporation, and
              -----------
any corporate successor to all or substantially all of the assets or voting stock of P-COM, Inc. which shall by appropriate action adopt the Plan.

          H.  Effective Time shall mean the time at which the Underwriting
              --------------
Agreement was executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

          I.  Eligible Employee shall mean any person who is engaged, on a
              -----------------
regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under
Section 3401(a) of the Code.

          J.  Entry Date shall mean the date an Eligible Employee first
              ----------
commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time, and subsequent Entry Dates shall correspond with the Semi-Annual Entry Dates permitted under the Plan.

          K.  Fair Market Value per share of Common Stock on any relevant date
              -----------------
shall be determined in accordance with the following provisions:

              (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

              (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

              (iii) For purposes of the initial offering period which began at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock was sold in the initial public offering pursuant to the Underwriting Agreement.

          L.  1933 Act shall mean the Securities Act of 1933, as amended.
              --------

          M.  1934 Act shall mean the Securities Exchange Act of 1934, as
              --------
amended.

          N.  Participant shall mean any Eligible Employee of a Participating
              -----------
Corporation who is actively participating in the Plan.

          O.  Participating Corporation shall mean the Corporation and such
              -------------------------
Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

          P.  Plan shall mean the Corporation's Employee Stock Purchase Plan, as
              ----
set forth in this document.

          Q.  Plan Administrator shall mean the committee of two (2) or more
              ------------------
Board members appointed by the Board to administer the Plan.

          R.  Semi-Annual Entry Date shall mean the first business day of
              ----------------------
February and August each calendar year within an offering period in effect under the Plan. However, the earliest Semi-Annual Entry Date for the initial offering period under the Plan shall be the Effective Time.

          S.  Semi-Annual Period of Participation shall mean each semi-annual
              -----------------------------------
period for which the Participant participates in an offering period in effect under the Plan. There shall be a maximum of four (4) semi-annual periods of participation within each offering period. The first such semi-annual period (which may be less than six (6) months for the initial offering period) extended from the Effective Time through the last business day in July 1995. Subsequent semi-annual periods shall be measured from the first business day of August in each calendar year to the last business day of January in the succeeding calendar year and from the first business day of February in each calendar year to the last business day of July in that calendar year.

          T.  Semi-Annual Purchase Date shall mean the last business day of each
              -------------------------
Semi-Annual Period of Participation. The initial Semi-Annual Purchase Date was July 31, 1995.

          U.  Stock Exchange shall mean either the American Stock Exchange or
              --------------
the New York Stock Exchange.

          V.  Underwriting Agreement shall mean the agreement between the
              ----------------------
Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

--------------------------------------------------------------------------------

                                  P-COM, INC.
                                     PROXY
                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 17, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, hereby appoints George P. Roberts and        and each
                                                               ------
of them as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of P-Com, Inc. (the "Company"), held of record by the undersigned on April 2, 1999 at the Annual Meeting of Stockholders of P-Com, Inc. to be held on May 17, 1999, or at any adjournment or postponement thereof.

        The Board of Directors recommends a vote FOR Proposal Nos. 1, 2, 3, 4, 5 and 6. This Proxy, when properly executed, will be voted as specified on the reverse side. This Proxy will be voted FOR Proposal Nos. 1, 2, 3, 4, 5 and 6 if no specification is made.

1. To elect two directors to serve for three-year terms ending in the year 2002 or until their successors are duly elected and qualified.

        FOR all nominees        WITHHOLD AUTHORITY      EXCEPTIONS
        listed below

INSTRUCTION:  To withhold authority to vote for any individual nominee mark the
              "EXCEPTIONS" box, and strike a line through the nominee's name in the list below:

                               George P. Roberts
                                  Gill Cogan

2. To approve an amendment to the Company's 1995 Stock Option/Stock Issuance Plan to increase the number of shares of Common Stock authorized for issuance over the term of the 1995 Stock Option/Stock Issuance Plan by an additional 1,500,000 shares and increase the limitations on the maximum number of shares for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances from 1,600,000 shares to 2,400,000 in the aggregate.

        FOR                     AGAINST                 ABSTAIN

                                (continued, and to be signed, on the other side)
--------------------------------------------------------------------------------

3. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance over the term of the Employee Stock Purchase Plan by an additional 250,000 shares.

        FOR                     AGAINST                 ABSTAIN

4. To approve the issuance of (a) an aggregate of 15,000 shares of Series B Convertible Participating Preferred Stock at a purchase price of $1,000 per share, (b) warrants to purchase 1,242,257 shares of Common Stock at an exercise price of $3.47 per share and (c) the conversion or exercise thereof.

        FOR                     AGAINST                 ABSTAIN

5. To ratify the appointment of PriceWaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

        FOR                     AGAINST                 ABSTAIN

6. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting, including the election of any director if any of the above nominees is unable to serve or for good cause will not serve.


        Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        DATED:                                               , 1999
              -----------------------------------------------

        -----------------------------------------------------------
                                Signature

        -----------------------------------------------------------
                  (Additional signature if held jointly)


PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------